                                COSTAIN COAL INC.

                               September 20, 1996

                                TABLE OF CONTENTS


1.  Contract Term .........................................................    4

2.  Quantity ..............................................................    4

3.  Scheduling ............................................................    6

4.  Variations, Delays, and Interruptions in Deliveries ...................    7

5.  Source ................................................................    9

6.  Price .................................................................   11

7.  Sampling and Analysis .................................................   11

8.  Adjustment for Quality ................................................   16

9.  Quality and Specifications ............................................   18

10. Contract Price Adjustments ............................................   20

11. Remedies ..............................................................   22

12. Notices ...............................................................   24

13. Shipping Notices ......................................................   25

14. Transportation ........................................................   26

15. Payments, Invoices ....................................................   28

16. Weights ...............................................................   29

17. Contract Administrator/Contracting Officer ............................   31

18. Disputes ..............................................................   31

19. Clean Air Act and Other Environmental Requirements. ...................   33

20. Unilateral Termination Right ..........................................   33

21. Contract Components ...................................................   34

EXHIBIT I .................................................................   35

APPENDIX A ................................................................   37

APPENDIX B ................................................................   38


                      GENERAL LONG-TERM CONTRACT CONDITIONS

                                TABLE OF CONTENTS


1.  Verification of Data, Inspection of Records and Mine Sources ..........   39

2.  Coal Mining Reclamation and Conservation Requirements .................   39

3.  Relationship of Parties - Producer's Statement ........................   41

4.  Nonassignability; Subcontracts; Designation and Termination of Agent ..   41

5.  Waivers ...............................................................   42

6.  Officials Not To Benefit ..............................................   42

7.  Contingent Fees .......................................................   42

8.  Convict Labor .........................................................   43

9.  Walsh-Healey Act ......................................................   43

10. Discrimination on the Basis of Age ....................................   43

11. Small Business Policy .................................................   43

12. Liquidated Damages for Subcontracting Plans ...........................   43

13. Utilization of Woman-Owned Business Concerns ..........................   44

14. Affirmative Action and Equal Opportunity ..............................   45

15. Environmental Protection Agency (EPA) Regulations .....................   46

16. Safety and Health .....................................................   46

17. Anti-Kickback Procedures ..............................................   46

18. Drug-Free Workplace ...................................................   46

19. Environmentally Acceptable Facilities; Clean Air and Water ............   46

20. Price or Fee Adjustment for Illegal or Improper Activity ..............   48


Contract___________________

                     CONTRACT FOR PURCHASE AND SALE OF COAL

      THIS AGREEMENT, is made and entered into this 20 day of Sept, 1996, by and between TENNESSEE VALLEY AUTHORITY, a corporation organized and existing under an Act of Congress (hereinafter called "TVA"), and COSTAIN COAL INC. (hereinafter called "Contractor").

                              W I T N E S S E T H:

      In consideration of the mutual covenants hereinafter stated, the parties hereto agree as follows:

            Definitions: "Contract Year" shall mean a twelve-month period commencing with the first day of the calendar month in which the Delivery Commencement Date (as hereinafter defined) occurs.

            "Delivery Commencement Date" shall be that date set forth in Section 1 hereof for commencement of deliveries. Such date may be changed only by supplement to this contract that expressly refers to the term "Delivery Commencement Date." The actual date of commencement of deliveries shall not affect the Delivery Commencement Date.

            "Contract Quarter" shall mean any of the four quarters of a Contract Year.

            "Contract Administrator" shall be that TVA representative designated to administer the contract on behalf of TVA.

            "Destination Plant" shall mean TVA's Colbert, New Johnsonville and Gallatin Fossil Plant or such other destination as TVA may elect under Subsection 14.g. of this contract.

      1. Contract Term: The Delivery Commencement Date shall be July 1, 1997 and deliveries shall continue for six years unless terminated by agreement or as otherwise provided herein. Provided, however, this contract may be reopened by either party (9) months prior to the 36th-month anniversary of the Delivery Commencement Date for the purpose of renegotiating price and other terms and conditions or for the sole purpose of terminating deliveries. The party desiring to exercise such reopener shall give the other party written notice at least (9) months prior to the anniversary date and may, but shall not be required to, specifics the purpose of such reopening. Nothing herein is intended to require a party who has commenced renegotiations hereunder to continue such renegotiations if, for any reason, such party determines it is not in its interests to do so. If the reopener provision has been exercised, this contract will terminate on the said 36-'month anniversary date unless TVA and the Contractor have mutually agreed in writing six (6) months prior to the said anniversary date to continue this contract. Neither party shall be under any obligation or liability to continue this contract beyond said termination or have any liability for refusing to do so, if either party desires to terminate deliveries in accordance herewith. The Contract Administrator's agreement to any contract modification arriving out of such renegotiations shall be subject to approval by TVA's Board of Directors.

      2. Quantity:

            a. Subject to TVA's right to reduce or increase quantities to be delivered, as hereinafter provided, the quantity of coal to be sold and purchased hereunder during each Contract Year shall be 2,000,000 nominal tons, which shall be divided into four (4) equal amounts to determine the quantity of coal to be delivered per Contract Quarter, provided, however each Contract Quarter TVA may either increase or decrease such purchases from Contractor by an amount up to twenty percent (20%) of the quantity of coal per Contract Quarter by giving at least thirty (30) days' written notice prior to the beginning of each Contract Quarter (said nominated quantity being hereinafter referred to as the "Nominated Quarterly Quantity'). Such notice shall also indicate the quantities to be delivered each month for the Contract Quarter. In establishing such monthly quantities, subject to meeting the Nominated Quarterly Quantity, TVA may elect as much as one hundred and ten percent (110%) of the base monthly schedule or as little as ninety percent (90%) of the base monthly schedule to be delivered in any one month by providing notice in accordance with this Subsection 2.a.

                  TVA shall not be required to accept any quantity of coal shipped during a month that is in excess of the total monthly amount scheduled, but if TVA accepts such excess quantity of coal, TVA may, upon written notice to Contractor, require that such excess amount be deducted from the quantities to be shipped during the following or subsequent month(s).

                  This contract is not and shall not be construed as a contract for all of TVA's coal requirements for the Destination Plant. TVA reserves the right to purchase coal from other suppliers in any amount during the term of this contract.

            b. Notwithstanding the provisions of a. above, if generation of electricity at the Destination Plant is curtailed or interrupted for a period of one week or more as a result of the operating requirements of TVA's integrated, electric generating system, including considerations of economic dispatch of TVA's generating units, TVA may, from time to time, direct Contractor to (i) suspend deliveries if the electric output of the Destination Plant is interrupted or (ii) reduce scheduled shipments of coal by a percentage equal to the percentage reduction in electric output of the Destination Plant resulting from a curtailment. Such suspension or reduction in deliveries may continue as long as generation at the Destination Plant is curtailed or interrupted; provided, however, if TVA continues any such reduction or suspension for more than one hundred eighty (180) days, Contractor may notify TVA in writing of Contractor's intent to terminate this contract ninety (90) days from the date of TVA's receipt of such written notice, and this contract shall, upon the passing of such ninety-day (90-day) period, terminate without further cost or obligation to either party, unless TVA shall have directed resumption of the suspended or reduced deliveries within forty-five
(45) days of TVA's receipt of Contractor's notice of termination.

                  Except as provided in the preceding sentence, suspensions or reductions under this subsection shall not affect the enforceability of this contract, and, on termination of the suspension or reduction, shipments shall resume pursuant to the terms and conditions of this contract. Both TVA and Contractor shall be excused from their respective obligations hereunder with respect to deliveries suspended or reduced pursuant to this Section and such deliveries shall not be rescheduled for delivery except by mutual consent of the parties.

            c. Except in the case of any failure to deliver that is excused under Subsection 4.b., TVA may exercise the remedies afforded it under Section 11, Remedies or as otherwise provided by law, in the event Contractor fails to deliver coal as provided in this Section 2 or Section 3, Scheduling provided, however, in lieu of other remedies, TVA may elect to reschedule for delivery any deficiencies. This rescheduled coal shall be delivered in accordance with the provisions of this contract and at the price in effect at the time during which such deficiencies occurred.

      3. Scheduling:

            a. TVA shall provide Contractor with a monthly shipment schedule indicating the dates and quantities of coal to be delivered to TVA consistent with TVA's Nominated Quarterly Quantity and the requirements of Subsection 2.a. Such schedule will be provided by TVA no later than fifteen (15) days prior to the beginning of the affected month. Contractor shall deliver all coal in accordance with such schedules. Provided Contractor provides at least one hundred fifty (150) days' notice to TVA of the holiday and vacation periods for its sources, TVA shall not schedule deliveries during such periods, unless such deliveries are critical to the prudent operation of the plant(s) during such periods.

                  TVA maintains the right to coordinate all deliveries under this contract and others for purposes of establishing a uniform daily delivery schedule for placement at TVA plants.

            b. Whether TVA or Contractor contracts for transportation services necessary to transport coal purchased and sold hereunder to the Destination Plant, unless otherwise agreed, it shall be Contractors responsibility to make timely arrangements for the availability of transportation equipment for moving the coal at the scheduled rate of delivery. Contractor shall be responsible for any demurrage that accrues at the loading point as provided in Section 14, Transportation.

      4. Variations, Delays, and Interruptions in Deliveries:

            a. Time of delivery is of major importance to TVA. Contractor shall immediately notify TVA's Fuel Transportation Department of any expected deviation from the delivery schedule established in accordance with Section 2, Quantity. and Subsection 3.a. of this contract and of the cause and extent of deviation, except in the case of variations from schedule of up to five percent (5%).

            b. Subject to the conditions hereinafter stated, neither party shall be liable to the other for failure to mine, deliver, take, or unload coal as provided for in this contract if such failure was due to supervening causes beyond its control and not due to its own negligence, and which cannot reasonably be overcome by the exercise of due diligence. Such causes shall include by way of illustration, but not limitation: acts of God or of the public enemy; insurrection; riots; strikes; nuclear disaster; partial or total outages of coal-fired units; floods; accidents; major breakdown of equipment or facilities (including emergency outages of equipment or facilities to make repairs to avoid breakdowns thereof or damage thereto); fires; shortages of carriers' equipment; embargoes; orders or acts of civil or military authority; or industry-wide shortages of materials and supplies. Nor shall TVA be obligated to take coal hereunder so long as such causes wholly or partially prevent the unloading, stockpiling, or burning of coal at the plant to which deliveries are consigned at the time the cause occurs, in which case, TVA shall have no obligation to consign coal shipments to another plant in order to avoid the effect of an excusable cause. Nor shall the refusal of either party to settle a strike on terms other than it considers satisfactory preclude the strike from being considered an excusable cause. TVA shall have the right, but not the obligation, to require Contractor to make up any tonnage not delivered in accordance with this Section.

                  A party's delays due to delays of its subcontractors will not be excusable under this provision unless the delay of the subcontractor was also due to causes beyond the control and without the fault of the subcontractor, such as the causes listed above. The failure by Contractor or its subcontractor to obtain and maintain all federal, state, and other regulatory agency coal mining permits, certificates, and licenses shall not excuse Contractor from any obligation under this contract. The provisions of this Subsection b. shall not excuse a party unless such party failing to deliver or take coal shall give written notice to the other of such failure and furnish full information as to the cause and probable extent thereof within ten (10) calendar days after the failure first occurs. In the case of the Contractor, said ten-day (10-day) period shall begin with the day following that on which tonnage first becomes deficient under the established delivery schedule. In the case of TVA, this period shall begin on the day following that on which TVA first fails to take coal duly and properly delivered. Failure to give such notice and furnish such information within the time specified shall be deemed a waiver of all rights under this provision with respect to tonnage scheduled for delivery prior to the date such notice and information are actually furnished.

                  In the event of partial failure to deliver, take, or unload coal which is excusable under this Subsection, the parties shall prorate deliveries or receipts of coal in substantially the same proportion based upon contractual commitments, (e.g. a fifty percent (50%) reduction in receiving or production capacity would result in a fifty percent (50%) reduction in scheduled deliveries for each supplier or consumer). However, the parties shall not be obligated to prorate a reduction in receipts or deliveries under coal supply contracts not affected by the failure because they have different modes of delivery or have substantially different quality requirements, or because their scheduled delivery dates are not affected by the failure. During the periods TVA may experience such failures to take or unload coal, Contractor shall be permitted to sell such coal normally intended for TVA. In the case of the period during which Contractor may experience such failures to deliver coal, TVA may purchase replacement coal. The disabling effects of such failures to deliver, take, or unload coal shall be corrected by the party experiencing such failure as soon as and to the extent reasonably practicable.

                  If a party's excused failure to deliver or receive coal in amounts substantially in conformance with the schedule established under Section 2, Quantity, and Subsection 3.a. continues for a period exceeding one-hundred eighty (180) days, the other party may terminate this contract. In the event of such a termination, neither party shall have any further liability to the other except for those liabilities which may have accrued with respect to performance or defaults prior to said termination.

            c. TVA, by providing at least forty-five (45) days' prior written notice to Contractor, shall have the right to refuse any shipments otherwise scheduled for delivery during plant maintenance or repair periods and shall have no obligation to accept such shipments at a later time.

      5. Source:

            a. The source of coal delivered under this contract is of major importance to TVA. The provisions of this contract pertaining to coal quality and quantity requirements, price adjustments, federal and state legislation, and other matters are directly related to the source of coal. As used in this
Section 5, "Source Area" shall mean the total coal reserve areas outlined in the Specific Location Map(s) identified in Appendix B; provided, that, within the Source Area, only the area(s), for surfaced-mined coal, or mine opening(s), for underground-mined coal, covered by the mining permit(s) listed in the Term Offer is an "Authorized Source" of coal for delivery under this contract. The mine area(s) and/or opening(s) located -within the Source Area shown on the Specific Location Map(s), but not covered by the mining permit(s) listed in the Term Offer, may become an Authorized Source under the following procedures as mining progresses and the appropriate permit(s) and license(s) are obtained. Contractor shall notify TVA in writing at least forty-five (45) days in advance of its intention to deliver coal from any additional area(s) or mine opening(s) in the Source Area which is not then authorized. TVA may, if it deems it is in TVA's best interests, authorize such areas, but is under no obligation to do so. TVA reserves the right to require Contractor to furnish any information and/or any guarantees TVA deems necessary bearing on the ability of the source to meet the requirements of this contract and to make that information a part of this contract

            b. Contractor shall immediately notify TVA in writing of any events affecting the size or location of the Authorized Source(s). All Authorized Sources under this contract shall be in compliance with the Federal Mine Safety and Health Act of 1977, as amended, all state and federal reclamation laws, including the Surface Mining Control and Reclamation Act of 1977, as amended, and regulations issued under such laws. If Contractor fails to comply with this requirement, whether or not coal from such Authorized Source is then being delivered hereunder, TVA may exercise its rights under Section 11, Remedies.

            c. Contractor expressly assumes the risk that the Authorized Source(s) will permit the production of coal in such quantities and of such quality as will meet the requirements of this contract. Coal shall not be delivered from any other source(s), or shipped from any other origin(s), or mined by any other producer(s) or subcontractor(s), unless authorized by TVA in writing prior to delivery.

            d. Regardless of the cause of or reason for a request by Contractor to approve a new Authorized Source, TVA shall be under no obligation to approve the tendered source as an Authorized Source, and TVA may withhold its approval on any basis or bases that TVA may deem appropriate, including purely economic considerations.

      6. Price:

                  TVA shall pay Contractor $25.50 f.o.b. barge at Caseyville Dock and $24.50 f.o.b. railcar (hereinafter referred to as the "Base Price") at the CSX Providence interchange for each net ton of coal purchased and delivered under this contract, plus or minus such adjustments as herein provided. The Base Price shall be reduced by $0.25 per ton for barged shipped coal should TVA elect, from time to time, to use Contractor weights and sampling. The Base Price shall remain constant.

      7. Sampling and Analysis:

            a. The sampling location shall be the Destination Plant unless TVA notifies Contractor in writing that samples will be taken at other locations. Contractor may be present at the taking of samples, but TVA shall be under no obligation to notify Contractor to be present. Samples shall be collected from as much as is practical, but not less than fifty percent (50%) of the tonnage delivered in each quarter.

            b. Sampling and analysis shall be conducted generally in accordance with the methods described in the latest published edition of the Annual Book of ASTM Standards volume 05.05. The analysis location shall be the TVA Central Coal Laboratory unless TVA notifies Contractor in writing that samples will be analyzed at other locations. Contractor has observed the sampling and analysis equipment and facilities or has taken such other steps as Contractor deems appropriate to familiarize itself with such equipment and facilities, and Contractor waives any claim, demand, defense, or objection thereto based on any lack of conformance of such equipment and facilities to the requirements of this
Section 7, provided they are properly maintained during the term of this contract.

            c. Analysis data shall be promptly made available to Contractor through access to a computer system or, at TVA's option, such data may be provided by other means. Moisture, ash, and sulfur values shall be reported to the nearest hundredth (.01) of a percent. Heat content in Btu/lb. SO2 content shall be calculated and reported to the nearest hundredth (.01) of a pound.

            d. All samples collected by TVA shall be prepared to No. 60 mesh according to ASTM D 2013 and shall be divided into at least two parts and put in suitable airtight containers, the first container in each case to be used by TVA, or its designated commercial laboratory, and the second container in each case to be held available by TVA for a period of not less than forty-five (45) days from actual sampling date of the coal by TVA, properly sealed and labeled, to be analyzed if a dispute arises between TVA and Contractor. If Contractor wishes to dispute a sample or analysis, it shall notify TVA in writing within such forty-five day (45) period. If Contractor fails to provide such notice of dispute within such forty-five day (45) period, Contractor shall be deemed to have waived any claim or defense based on errors or omissions in the sampling or analysis operations as to the affected samples.

               If a dispute is made over the result or method of such sampling or analysis, TVA shall review and inspect the sampling and analysis equipment and procedures, and the second sample split will be analyzed by a third party commercial laboratory to check for reproducibility. The third party lab will follow the same ASTM analysis procedures outlined in Subsection b and the reproducibility limits in those same standards will be used to judge reproducibility. If the review of the sampling and/or analysis indicates the sampling or analysis was improperly performed or the results of the second analysis are not within ASTM reproducibility limits, the original analysis report shall be declared erroneous, and both the original and the second analysis report shall be ignored. Otherwise, the original analysis report shall remain in full force and effect.

            e. Contractor shall also sample and analyze, or obtain services of a third party to sample and analyze, all shipments of coal to TVA under this contract. These analyses shall specify, at a minimum, the total moisture content, the ash content (as-received), the heat content Btu/lb (as-received), and the sulfur content (as-received), and must be electronically transmitted to both the Destination Plant and the Contract Administrator in a format acceptable to TVA. These analyses are required in order to provide information on the contents of coal received by TVA prior to unloading. TVA reserves the right not to unload coal at the Destination Plant until after the appropriate analysis is received. Contractor shall be responsible for any demurrage charges incurred by TVA as the result of Contractors failure to transmit the analyses when and as required. TVA may reject coal based on these analyses; however, nothing in this Subsection e. shall affect in any way TVA's rights to appropriate contractual actions and adjustments for quality based on samples collected and analyzed in accordance with Subsections a. and b. of this Section 7.

            f. In the event that TVA does not sample at least fifty percent (50%) of the tonnage received for a quarterly adjustment, the Contractor's samples shall be used for the quality adjustment for such quarter under Section 8, Adjustments for Quality provided all Contractor samples for such quarter meet all criteria below:

            (1) One-hundred. percent (100%) of shipments shall have been sampled and analyzed in accordance with the methods described in the latest published edition of the Annual Book of ASTM Standards. volume 05.05. Samples must have been collected utilizing mechanical systems meeting ASTM D 2234 Type I, Condition B, which have been shown to be free of bias within the past year. The bias testing procedure and precision used must be approved by TVA. Systems will be subject to a critical inspections according to ASTM D 4702 prior to approval.

      Analysis procedures used should be as follows unless otherwise approved in writing by TVA:


  Parameter                                                             Method
  ---------                                                             ------
Residual Moisture                                                    ASTM D 5142
Ash                                                                  ASTM D 5142
Sulfur                                                               ASTM D 4239
Btu                                                                  ASTM D 1989


            (2) Sample analysis and other data required by TVA to match data with shipment shall be provided to TVA in a format approved by TVA.

            (3) The lot size for each sample shall be by barge for barge coal, by trainload for rail coal, and by daily delivery for truck coal.

            (4) Analysis for each sample shall have been received by TVA by electronic data interchange within seven (7) days of collection of said sample.

            (5) The sampling system shall be located such that the sample collected for shipment is collected only from coal that is loaded for said shipment.

                  If TVA samples twenty percent (20%) or more but less than fifty percent(50%) of the tonnage received, and if any of Contractors samples for the quarter do not meet all of the above criteria, TVA samples shall be used for the quarterly adjustment.. If TVA samples less than twenty percent (20%) of the tonnage received and any of Contractor's samples do not meet all of the above criteria, no adjustment for quality will be made for the quarter.

      7a. Optional Sampling:

                  TVA has the option from time to time, with 30 days' notice, to switch the coal sampling location to Contractor's barge loading facility. In the event TVA exercises this option then (during the period such option is in effect) the following shall supersede Section 7:

            a. The coal to be delivered hereunder shall be sampled by Contractor at the barge loading point by use of a mechanical sampling device, conforming to ASTM Standard D2234, Collection of a Gross

Sample of Coal. Unless otherwise mutually agreed, sampling shall be conducted in accordance with the most current published revision of the Annual Book of ASTM Standards, Volume 05.05. Unless otherwise mutually agreed, sampling shall be on a barge load by barge load basis. These samples shall be used to determine the quality of the coal sold hereunder for contract purposes. In the event the mechanical sampling system is not operating due to mechanical, electrical or operational failure, Contractor shall notify TVA and accept TVA's samples at the Destination Plant.

                  Contractor agrees to ensure that all sampling equipment is properly maintained and adjusted so that each sample taken is proportionate and representative of the coal delivered. TVA or its designated representative may observe any sampling or sample preparation performed by Contractor. Contractor shall furnish the results of bias tests on the sampling system, and the results must be acceptable to TVA. The sample system shall be bias tested (dynamic bias test) at least every twelve (12) months.

                  Contractor shall prepare the samples obtained as directed by TVA and shall divide such samples into three splits. Contractor will analyze the first split and fax the results to the Fuel Contract Administrator who administers this contract for TVA and to the Coal Records Clerk and Yard Operations Supervisor at the Destination Plant. Except as provided below, the Contractor's results obtained on this first split will be utilized by TVA to determine whether or not the coal covered by the sample will be unloaded at the Destination Plant. TVA reserves the right not to unload coal at the Destination Plant until after the appropriate analysis is received. Contractor shall be responsible for any demurrage charges incurred by TVA as the result of Contractor's failure to transmit the analyses when and as required. Contractor will promptly obtain a TVA sample number from the Coal Records Clerk at the Destination Plant and send, within twenty-four (24) hours of barge loading, the second split identified by such sample number directly to TVA's Central Laboratory by expedited delivery for analysis. The TVA analysis results obtained from the second split shall supersede the first split sample results and will be utilized for all contract purposes, including rejection of shipments and determining the price adjustment required to compensate for the difference between the quality of the coal actually shipped and the contract guaranteed analysis. The third split ("referee sample") will be retained by Contractor to be analyzed by an independent laboratory (to be agreed upon by TVA and Contractor) in the event of a disagreement between the parties regarding the results obtained on either of the other two splits. If the results of the referee analysis indicate the analysis was improperly performed or the results of the referee analysis are not within ASTM reproducibility limits with the Central Laboratory results, then the referee analysis result will be conclusive between the parties in regard to the analysis of the sample in question. The cost of any such referee analysis shall be borne by the party that requested it. If adjustment is made, then the cost of any such analysis shall be equally shared by both parties.

      8. Adjustment for Quality:

            a. As used in this Section 8, a "Quarterly Average Value" shall mean the weighted average value of the appropriate quality component determined from all samples collected in accordance with Subsections 7.a. and 7.b. (or 7a., as applicable) during a calendar quarter based, at TVA's election, on the tonnage, number of railcars, or barges represented by the samples.

            b. For the coal accepted in each calendar quarter, an adjustment, calculated to the nearest cent per ton and using the Base Price, shall be applied to the contract price to account for variations in the Quarterly Average Value for as-received Btu/lb compared to the Typical Analysis for as-received Btu. This adjustment shall in no way be affected by contract price adjustments under Section 10, Contract Price Adjustments hereof. (See Exhibit I for example of calculations)

            c. For the coal accepted in each calendar quarter, an adjustment, calculated to the nearest tenth of a cent per ton at a rate of either (I) $ 0.15 per ton (decrease) for each percentage point the Quarterly Average Value of ash (on an as-received basis) exceeds the Typical Analysis for ash, or (2) $ 0.15 per ton (increase) for each percentage point for the Quarterly Average Value for ash (on an as-received basis) is less than the Typical Analysis for ash, shall be applied to the contract price. The calculation shall be prorated to cover any fractional percentage. (see Exhibit I for example of calculations)

            d. For the coal accepted in each calendar quarter, an adjustment, calculated to the nearest tenth of a cent per ton at a rate of either (1) $0.06 per ton (decrease) for each percentage point the Quarterly Average Value of moisture exceeds the Typical Analysis for Moisture, or (2) $0.06 per ton (increase) for each percentage point the Quarterly Average Value for Moisture is less than the Typical Analysis for moisture, shall be applied to the contract price. The calculation shall be prorated to cover any fractional percentage. (see Exhibit I for example of calculations)

            e. For the coal accepted in each calendar quarter, an adjustment, calculated to the nearest cent per ton at a rate of either (1) $ 0.52 per ton (decrease) for each tenth (1/10) of a pound per million Btus the Quarterly Average Value of sulfur dioxide exceeds the Typical Analysis for sulfur dioxide, or (2) $0.13 per ton (increase) for each tenth (1/10) of a pound per million Btus the Quarterly Average Value for sulfur dioxide is less than the Typical Analysis for sulfur dioxide, shall be applied to the contract price. The calculation shall be prorated to cover any fractional amount tenth (1/10) of a pound. (see Exhibit I for example of calculations)

            f. As soon as practicable after the end of each calendar quarter, TVA shall submit to Contractor a report showing the Quarterly Average Values and any adjustments determined under this Section 8 of the contract. The number of tons of coal received by TVA which are subject to adjustment shall be multiplied by said adjustments, and any resulting amount shall be paid promptly (or credited to the extent of any offsetting debit) to the party to whom it is due. The assessment of adjustments in accordance with the foregoing does not in any way impair TVA's rights under the contract or at law with respect to any failure by Contractor to meet the Typical Analysis that gives rise to such adjustments.

      9. Quality and Specifications:

            a. All coal delivered under this contract shall conform to the following Typical Analysis on a Quarterly average as determined by sampling and analyses performed in accordance with Section 7, Sampling and Analysis:


                             TYPICAL                     REJECTION/SUSPENSION
                             ANALYSIS (1)                   SPECIFICATIONS(3)
Lbs of SO(2) per
  million Btu(2)               3.2    lbs       Not more than  3.3     lbs

Total Moisture                 8.0      %       Not more than  10.5      %

Sulfur (as-received)           2.0      %       Not more than  2.3       %

Sulfur (as received)                            Not less than  1.7       %

Ash (as-received)              9.0      %       Not more than  11.5      %

Ash (dry basis)                9.9     %        Not more than  15.0      %

Btu/lb (as-received)           12,400           Not less than  12,028

Ash fusion temperature
reducing atmosphere

  Initial                2300 (degrees)(F)
                                                 2300 (degrees)(F)
                                                 for Colbert and

  Softening              2400 (degrees)(F)
   (Hemispherical)                               Not less than 2100 (degrees)(F)
                                                 for all other plants

  Fluid                  2550 (degrees)(F)

Volatile Matter (dry basis)    36.0     %        Not less than  30.0      %

Grindability (Hardgrove Index) 55                Not less than  50

Chlorine (dry basis)           0.29     %        Not more than  0.29      %


      (1)   The Typical Analysis shall be used for the quality adjustment under
            Section 8.

      (2)   At 97.5%

      (3) Failure to comply with any of these specifications shall be basis for rejections and suspensions or termination pursuant to Subsections 9.c. and 9.d.

            b. The coal as-received shall have a top size not greater than two
(2) inches or less than one and one-fourth (1-1/4) inches, with at least fifty-five percent (55%) of the product larger than one-fourth (1/4) inch, and with at least eighty-five percent (85%) of the product larger than 28 mesh. Such sizes shall be determined by using screens with square openings. Coal shall not exhibit a temperature in excess of 120 (degrees)(F), and it shall be substantially free from mining impurities and scrap such as drill bits, pieces of scrap metal or plate, plastic, rubber, rope, cloth, wire, cable, bone, slate, earth, rock, pyrite, wood, or water, which can be kept out or removed with the exercise of reasonable care during mining, preparation, and loading. It shall be loaded in a manner that will ensure reasonably uniform consistency as to size and quality and shall not contain slurry pond material (washer tailings), gob pile material (mine refuse), petroleum-coke, oxidized coal, or blends of such materials, or create excessive amounts of dust during the unloading and transferring to storage.

            c. If any coal delivered fails to meet any of the Rejection/Suspension Specifications in Subsection 9.a. or the requirements of Subsections 9.b. on the basis of visual inspection or laboratory analysis, TVA may reject the coal at the source, loading point, or Destination Plant. TVA's acceptance of any amount of coal which does not meet these requirements shall not constitute a waiver of any right which TVA may have under this contract or as provided by law on account of the delivery of such coal. In case of rejection of any coal in accordance with this Section, TVA will immediately notify Contractor of the rejection and of the cause of rejection. In the case of coal rejected after loading, unless the cause for rejection is corrected, Contractor shall promptly remove the coal from the carrier's equipment or from TVA premises, as the case may be, at Contractors expense. Contractor shall reimburse TVA for any additional transportation costs, demurrage, equipment repair costs, or handling expenses incurred by TVA in connection with any such rejection. TVA shall not be under any obligation or liability to assist Contractor in any corrective actions required to remedy the cause for rejection.

            d. If any coal delivered fails to meet any of the Rejection/Suspension Specifications stated in Subsection 9.a. or the requirements of Subsection 9.b., TVA shall have the right to refuse to accept further deliveries from any or all mine sources authorized under the contract until Contractor provides assurance satisfactory to TVA that Contractor will comply with the Rejection/Suspension Specifications and the Subsection 9.b. requirements. Such assurance must be given in writing within seven (7) days after the beginning of such suspension. If Contractor fails to provide such satisfactory assurance within the time specified or provides such assurance but does not correct the deficiencies that resulted in the Contractor's failure to comply with any of the Rejection/Suspension Specifications or the requirements of Subsection 9.b. within seven (7) days after giving such assurance, TVA may then terminate Contractors right to make further deliveries under this contract. Contractor shall be responsible for all costs or damages incurred by TVA resulting from Contractors failure to comply with the contract requirements. Damages or excess reprocurement cost may be determined in accordance with Section 11, Remedies.

            e. If the normal operations in conformance with the design capabilities of TVA's fossil plants cannot be accomplished with the coal delivered hereunder, although the coal complies with the quality and size requirements of this Section 9, TVA may then terminate Contractor's right to make further deliveries, and this contract shall be canceled without further obligation or liability to either party. In the event of such a termination, the Contractor may be given a reasonable opportunity to remedy the cause for termination, which may include the offer of replacement coal. However, TVA is not obligated to accept offers of replacement coal.

      10. Contract Price Adjustments:

            a. Effective the first day of the second Contract Year and each such first day of each Contract Year thereafter, the then current adjusted price of coal shipped under this contract will be increased by one percent (1%) of the Base Price specified in Section 6, Price as such price may be modified under Subsection d., below.

            b. (1) In the event of enactment or amendment, after the proposal closing date for the requisition under which this contract was awarded (or in the case of establishment of a new Base Price under Subsections d., below, after the effective date of such new Base Price), of a federal or state statute that assesses on a per ton basis a tax, fee, or other similar charge on the coal delivered hereunder ("Law Change"), Contractor shall notify TVA of such Law Change and supply from its records information satisfactory to TVA showing the effect, if any, of the Law Change upon the cost per ton of furnishing coal under this contract. If a Law Change increases Contractors cost of providing coal to TVA, a contract price increase shall be made by TVA for such Law Change effective on the later of (a) the date TVA receives Contractors notice of the Law Change or (b) the date Contractors cost of providing coal is increased by the Law Change. If a Law Change decreases Contractor's cost of providing coal to TVA, a price decrease shall be made by TVA for such Law Change effective on the date such Law Change could be utilized to reduce Contractors costs whether or not Contractor actually reduces such costs on such date. This Section l0.b.(l) does not apply to (i) promulgation or amendment of rules and regulations except to the extent such promulgation or amendment results from a Law Change, or (ii) to implementation of statutes or amendments to statutes that are enacted on or before the proposal closing date as described above.

                  (2) If (i) a price adjustment requested by Contractor under this Subsection b. would result in a contract price increase exceeding ten percent (10%) of the Base Price, or (ii) a combination of price adjustments under this Subsection b. and any other provision of this contract that collectively come into effect during any one-year period would result in a contract increase exceeding ten percent (10%) of the Base Price, then TVA may, at its sole discretion, terminate the contract upon sixty (60) days' written notice given after such an adjustment(s) is requested by Contractor.

            c. The increase or decrease under each subsection shall be calculated separately to the nearest one-tenth (1/10) cent per ton. Any changes (including a recalculation of a previously granted tentative price adjustment) considered applicable by Contractor shall be reported to TVA by Contractor with appropriate data necessary to verify the change. Contractor must furnish such supporting evidence as may be requested by TVA. A request for a price adjustment considered applicable by Contractor must be submitted to TVA with appropriate documentation within one hundred eighty (180) days of the date Contractor incurs a cost change. Failure to do so shall constitute a waiver of Contractor's right to any upward adjustment. Any overpayment made under these provisions may be deducted from any amounts otherwise due Contractor.

                  Contractor agrees chat, in the event TVA reimburses Contractor under this Section 10 for a cost incurred by Contractor and it is later determined that Contractor is entitled to recover such cost from a third party, at TVA's request Contractor shall use its best efforts to recover such cost and upon such recovery shall reimburse TVA for amounts previously paid by TVA based on said cost. Reasonable costs incurred by Contractor in pursuing such recovery at TVA's request shall be reimbursed by TVA; provided that where contractor and/or other purchasers from Contractor also receive a benefit from pursuing such recovery, the cost thereof shall be equitably shared.

            d. In the event TVA's transportation cost for shipment of coal delivered hereunder increases during any one-year period at a rate greater than ten percent (10%) of the transportation cost in effect at the time of contract award, TVA may terminate the Contractors right to proceed under this contract without further obligation or liability to either party hereunder or at law by giving Contractor sixty (60) days' advance notice of such termination any time within one year after TVA begins incurring such cost increase. However, in lieu of termination, Contractor may elect to reduce the Base Price of coal to cover the increased portion of the transportation cost above the aforementioned limit, in which case the contract shall remain in full force and effect. Contractors election must be set forth in writing within thirty (30) days of TVA's notice of termination. Such election by Contractor shall be irrevocable and binding for that increase and, shall be effective as of the date of notification by TVA of the cost increase. TVA may invoke the provisions of this Subsection d. each and every time its costs exceed the limit set forth above.

      11. Remedies:

            a. This Subsection 11.a. does not apply to a situation where another contract provision provides a different procedure, such as Subsection 9.d. If TVA in good faith believes that Contractor has failed to comply with any term or condition of this contract, the Contract Administrator shall give Contractor oral notice, to be followed by written confirmation, of any such violation.

                  (i) If Contractor fails to correct a curable contract violation within seven (7) days of first notice, TVA shall have the right to suspend Contractors right to make further deliveries until Contractor provides adequate assurance to TVA that Contractor will comply with all provisions of this contract, such assurance to be given in writing within seven (7) days after such suspension. If Contractor fails to provide such adequate assurance within the time specified or timely provides such satisfactory assurance but Contractor does not correct the curable contract violation(s) within seven (7) days after giving such assurance, TVA shall have the right, but not the obligation, to terminate Contractor's right to make further deliveries under this contract.

                  (ii) In the case of a contract violation by Contractor that is not curable (including, but not limited to, violations of Section 5, Source, of this contract or of Section 6, Officials Not to Benefit of the General Long-Term Contract Conditions), upon providing notice as described above, TVA shall have the immediate right, but not the obligation, to terminate or suspend for up to thirty (30) days, Contractors right to make further deliveries under this contract. If TVA suspends Contractor's right to make further deliveries, then, upon expiration of said thirty-day period, TVA shall either direct Contractor to continue performance of this contract or terminate Contractors right to make further deliveries.

            b. Contractor shall be responsible for all costs or damages incurred by TVA resulting from Contractor's failure to comply with the contract requirements. TVA may, at its option, purchase in the open market or by contract or otherwise procure coal to replace all or any part of that which the Contractor has failed to deliver, except as provided in Subsection b. of Section 4, Variations. Delays. and Interruptions in Deliveries or that as to which its right to deliver was terminated or suspended. Contractor shall be liable to TVA for the excess cost occasioned by such purchase(s) and any other loss or damage caused by Contractor's breach of the contract, including, but without limitation to, liability incurred by TVA with respect to the transportation or other handling of the coal. In the alternative, TVA may determine the loss or damage sustained by Contractor's breach of contract by other methods as provided by law. In addition to all other means of recovery, TVA may deduct any such excess costs and damages from any amount otherwise due Contractor.

                  Unless TVA determines that the following method of calculating damages is not practical and TVA notifies the Contractor in writing that TVA's damages will be calculated in some other commercially reasonable manner, (I) such part of the highest priced coal (of comparable quality under one or more contracts) which TVA purchases at the next awarding of term or spot contracts for delivery to any fossil plant in the TVA system as would be required to replace coal which was scheduled for delivery under this contract after the date the Contractors right to make deliveries under this contract was terminated shall be deemed to have been purchased as replacement coal for Contractors account; and (2) for unexcused deficiencies occurring before termination or contract expiration, such part of the highest priced coal (of comparable quality under one or more contracts) for which TVA awards spot contracts in the week following each such deficiency, for delivery to any plant in the TVA system, as equals the quantity of Contractor's deficiency shall be deemed to have been purchased as replacement coal for Contractor's account. If no spot coal was purchased before contract termination or expiration, TVA shall determine damages for all unexcused deficiencies in the manner provided in item (1) above, whether such deficiencies accrued before or after termination or expiration.

            c. If TVA suspends or terminates Contractor's right to make further deliveries hereunder or under any other provision of this contract and such suspension or termination is finally determined in accordance with Section 18, Disputes to have been improper, then Contractor's sole remedy for such improper termination or suspension shall be to require rescheduling of all coal Contractor was prevented from delivering due to such termination or suspension, such coal to be rescheduled for delivery on dates acceptable do both parties, but in any event not later than contract expiration. The price to be paid for such rescheduled coal shall be that in effect at the time of delivery.

      12. Notices: Unless otherwise provided for in the Agreement, any contractual notice required to be given to either party shall be deemed duly given by registered, certified, or first-class mail, telecopy or telegram, to the intended party at the following address or at such changed address as may from time to time be designated in a notice similarly delivered or mailed. Except as expressly provided herein, any notice shall be deemed to have been given when sent. Communications by telecopy, or telegram shall be confirmed by depositing a copy of the same in the post office for transmission by registered, certified, or first-class mail in any envelope properly addressed as follows:

                          In the case of Contractor to:

                                   Costain Coal Inc.
                                   249 E. Main Street, Suite 200
                                   Lexington, KY 40507

                          In the case of TVA to:

                                   Linda Sallee, Contract Administrator
                                   Tennessee Valley Authority
                                   Fossil Fuels
                                   1101 Market Street
                                   Chattanooga, Tennessee 37402-2801
                                   Attention: LP 5G

                  In addition, Contractor shall send a duplicate copy of every such notice and communication to TVA's Contract Administrator as designated by TVA from time to time. Either party may, by written notice to the other, change the representative or the address to which such notices and communications are to be sent.

      13. Shipping Notices:

            a. For all rail-delivered coal Contractor shall forward to the Plant Manager and Contract Administrator a daily notification, in duplicate, as to coal shipped. This shipping notice must include the Purchase Order number, Release number, traffic control number, railcar numbers, origin, name of mine, size of coal, shipping date, and approximate date of arrival. In addition, Contractor must complete the bill of lading (provided by TVA), and forward this document to the railroad and plant for proper identification. TVA shall have the right to require Contractor to transmit all of the above-referenced information via electronic data transfer direct to TVA's computer system.

            b. For all barge-delivered coal Contractor shall forward to the individual named in the consigning instructions, Plant Manager, Contract Administrator, and Terminal Supervisor, if applicable, a daily notification, in duplicate, as to coal shipped. This shipping notice must include the Purchase Order number, Release number, traffic control number, barge numbers, origin, name of mine, size of coal, shipping date, and approximate date of arrival. TVA shall have the right to require Contractor to transmit all of the above-referenced information via electronic data transfer direct to TVA's computer system.

            c. Contractor must take whatever steps are necessary to ensure that shipping notices arrive at the plant prior to delivery of the coal. The plant will not unload coal until a correct shipping notice is received and Contractor will be responsible to carrier or TVA for any demurrage charges resulting from delays due to late notification.

      14. Transportation:

            a. TVA reserves the right to specify reasonable limitations on the type and size of transportation equipment, the method of transportation (including train load lots and barge load lots where lots are necessary to provide the lowest transportation rate possible), and the exact routing to be used even though transportation charges are prepaid. TVA may reject any shipment made in disregard of such specifications. If the contract is awarded upon the basis of a price or prices which include transportation charges in whole or in part to destination (f.o.b. destination contract), title to the coal (except in the case of accelerated payments to Small Coal Operators) and risk of loss and damage shall remain with Contractor until delivery in acceptable condition by the carrier at destination.

            b. For all coal to be delivered hereunder, it shall be Contractor's responsibility to furnish loading devices which shall be suitable and fit for the purpose contemplated in this contract. Contractor shall be governed by carriers instructions regarding the height and distribution of the load, weight of cargo, and other instructions which carrier deems necessary for safe transportation. Contractor shall allow carrier's inspection of loaded equipment to assure compliance with carrier's loading instructions.

            c. For all coal purchased, it shall be Contractors responsibility to visually inspect the transportation equipment prior to each loading and ascertain that the equipment is empty and suitable for loading. Any equipment found mechanically unsound for loading or contaminated with material shall not be loaded. Contractor shall be responsible for all costs incurred by TVA, including the cost of any coal lost in transit, resulting from Contractors failure to exercise such diligence.

            d. For all coal purchased for delivery by rail, whether f.o.b. railcar or f.o.b. Destination Plant, Contractor shall be responsible for loading each car to the appropriate capacity as required by the rail carrier. In addition, each trainload shipment tendered under this contract shall be loaded to the minimum trainload weight as required by the rail carrier. Contractors account will be charged with any penalties assessed to TVA because of Contractor's failure to observe any minimum weight loading requirements. The gross weight of each car shall not exceed the maximum allowed by the carrier. If cars are found to be loaded in excess of such maximum, it shall be Contractor's responsibility to correct the load at Contractor's expense, including but not limited to, Contractor's payment to the carrier of a per car switching charge, as well as any demurrage charges which may accrue while the car or cars await correction in load.

            e. For all coal to be delivered hereunder, whether f.o.b. origin or f.o.b. Destination Plant, Contractor shall be responsible for any demurrage that accrues at any loading point as a result of Contractor or its subcontractors not being prepared to load the coal as scheduled. The carrier shall invoice Contractor and Contractor shall pay said carrier for all origin demurrage charges which accrue at the loading point(s).

            f. The explicit obligation of this contract is that it will be performed in accordance with all applicable laws. Therefore, transportation of coal by Contractor to barge or rail loading facilities or, if applicable, to the Destination Plant shall comply with applicable highway laws and regulations governing the weight of vehicles. If any Contractor fails to comply with such laws or regulations, TVA shall have the same rights provided under Section 9, Quality and Specifications, for failure to meet the requirements thereof, including but not limited to the right to reject coal delivered in overweight trucks. To insure compliance with this provision and to help protect the roads and highways, TVA may require that Contractor furnish a copy of the "certified" truck weight ticket. Regardless of the actual weight of any truck coal received, the maximum gross weight that can be recorded for a single truck will be limited to the applicable maximum weight enforced by law. Any weight exceeding that maximum weight may be deducted from the total weight of coal used for payment purposes.

            g. TVA reserves the right to ship to any plant any coal purchased f.o.b. any shipping point. For coal purchased f.o.b. any plant or shipping point, TVA may from time to time direct deliveries to any other plant or shipping point, and if such deliveries cause an increase or decrease in the transportation cost borne by Contractor in performing this contract, an adjustment shall be made in the contract price to reflect the changes in such cost. In addition, for coal purchased f.o.b. railcar and/or f.o.b. barge, TVA may, by giving prior written notice to Contractor as soon as possible but not later than thirty (30) days in advance, change the transportation mode of delivery.

      15. Payments, Invoices: Payments under this contract are subject to the provisions of the Prompt Payment Act (31 U.S.C. Sections 3901-3907). Payments as are provided for in the contract or by law will be made by check or, if a participation agreement has been established between TVA and Contractor, Electronic Fund Transfer (EFT). Except as provided for under TVA's Small Coal Operators Assistance Program, EFTs will be made not more than thirty-four (34) calendar days, and checks will be mailed not more than thirty (30) calendar days, after the later of (1) receipt of a proper invoice(s) by TVA at the Accounts Payable Department, P.O. Box 15500, Knoxville, Tennessee 37901-5500 or
(2) receipt and unloading of the coal at TVA's fossil plants. In preparing invoices, Contractor shall multiply the number of tons delivered by the Base Price applicable at the f.o.b. point of delivery plus or minus any adjustments that have been made effective under contract provisions.

            For purposes of this provision only, "proper invoice" shall mean a numbered and dated invoice containing the complete name of Contractor, agent's name (if any), Purchase Order number, Release number, destination plant, breakdown code, total amount due, correct weights (as defined below), traffic control number, shipping date, mine at which the coal was produced, together with any documentation required to be submitted therewith by any other provision of the contract.

      16. Weights:

            a. Unless TVA determines circumstances require determination by other methods, all coal delivered to destination by barge shall be weighed by TVA on belt scales which are maintained and periodically calibrated by TVA or third parties for accuracy.

            b. Where at TVA's election coal is weighed by Contractor at origin, Contractor shall notify TVA immediately upon the occurrence of inaccurate weighing or absence of actual weighing. Contractor shall certify such notification in writing to TVA within seven (7) working days of the date of each such occurrence. Such certification shall identify each affected coal shipment by contract number, breakdown code, shipping point, traffic control number, shipping date, and car or barge number(s). Contractors account shall be adjusted for any coal inaccurately weighed, or not weighed, and by the amount of the carrier's weighing charge in effect at the time of shipment, such adjustment to be made at whatever time such occurrence(s) becomes known to TVA. In the absence of scale weights from Contractor, TVA and Contractor will mutually agree by what means the weight of coal delivered hereunder shall be determined. Contractor shall reimburse TVA for any cost or expense charged to or incurred by TVA as a result of the absence of appropriate scale weights from Contractor. While TVA may not undertake to weigh all coal received, it may at its option, check weigh any coal received. In the event billed (invoiced) weights vary from TVA weights by more than one and one-half percent

(1-1/2%), TVA's weights will govern.

            If TVA has elected to have Contractor weigh the coal pursuant to Subsection b., scale tests shall be performed semi-annually and calibrated to a certified scale at the Contractor's expense. Scale tests shall be performed more often than semi-annually when requested by TVA. TVA shall be responsible for the cost of additional requested tests unless the results thereof show that the scale failed to conform to certification standards, in which event Contractor shall be responsible for such costs. The aggregate weights determined during any payment period shall be acceptable as the quantity of coal sold and purchased during such period for which invoices are to be rendered and payments to be made.

            TVA shall have the right to have a representative present at any and all times during TVA loadings to observe determination of weights. If TVA should at any time question the accuracy of the weights thus determined, TVA shall so advise Contractor and Contractor shall permit TVA's representatives to test Contractors weighing devices or methods. If such tests show the weighing devices to be in error, or if the weighing devices otherwise are determined to be in error, the weighing devices shall be adjusted to an accurate condition. In the event TVA and Contractor are unable to agree upon such tests and adjustments, or the devices or methods thereof, the weighing devices and methods shall be tested and adjusted to a condition of accuracy by a qualified third party, mutually chosen by TVA and Contractor, and the cost of the testing and adjusting by such third party shall be shared equally by TVA and Contractor.

            If Contractor's weighing devices or methods are determined to be in error over 0.5%, an appropriate adjustment shall be made to the affected weights and related invoices and payments. Such adjustments shall be made retroactively to a date midway between the date on which the weighing devices were last tested and calibrated and the date on which the inaccuracy in weighing methods or devices was first questioned and prospectively until the date on which the weighing methods and devices are corrected.

            c. All scales used by Contractor to determine the governing weight of coal shall be maintained and operated in accordance with the National Institute of Standards and Technology Handbook 44.

      17. Contract Administrator/Contracting Officer: The Vice President of Fuel Supply and Engineering has designated the Contract Administrator who administers this contract for TVA as his/her duly authorized representative to act on behalf of TVA for all purposes in the administration of this contract, such designation to continue until revoked or modified by the Vice President of Fuel Supply and Engineering. The Contract Administrator shall serve as TVA's "Contracting Officer" with respect to matters arising under terms of this contract that provide for action by the Contracting Officer.

      18. Disputes:

            a. This contract is subject to the Contract Disputes Act of 1978, Public Law No. 95-563, 92 Stat. 2383 ("the Act"), and TVA's implementing regulations published at 18 C.F.R. pt. 1308, as they may be amended from time to time.

            b. Any dispute relating to this contract, whether arising before or after completion of performance, including disputes as to any alleged violation or breach thereof, which is not settled or disposed of by agreement of the parties shall be decided by the Disputes Contracting Officer (who shall be appointed by the TVA Vice President of Fuel Supply and Engineering) on the basis of the contract file and any other facts which he/she may deem pertinent. Any claim by Contractor shall be submitted in accordance with the Act and TVA's implementing regulations. The Disputes Contracting Officer shall reduce his/her decision to writing and promptly mail or otherwise furnish a copy thereof to Contractor. Within ninety (90) calendar days from the receipt of such copy, Contractor may appeal to the TVA Board of Contract Appeals by mailing or otherwise furnishing the Disputes Contracting Officer a written notice of appeal. Following the filing of a notice of appeal, the TVA Board of Contract Appeals shall arrange for the decision of the appeal in accordance with the Act and TVA's implementing regulations. The decision of the TVA Board of Contract Appeals on any question of law shall not be final or conclusive, but the decision on any question of fact shall be final and conclusive, unless determined by a court of competent jurisdiction to have been fraudulent, or arbitrary, or capricious, or so grossly erroneous as to necessarily imply bad faith, or not supported by substantial evidence.

            c. In lieu of an appeal to the TVA Board of Contract Appeals from the decision of the Disputes Contracting Officer, Contractor may bring an action against TVA directly on the claim in a United States District Court with proper jurisdiction and venue pursuant to 28 U.S.C. Section 1337. Such an action shall be brought within twelve (12) months from the date of receipt by Contractor of the Disputes Contracting Officer's decision hereunder.

            d. Pending final decision of an appeal, an action, or final settlement, the decision of the Disputes Contracting Officer shall govern the respective rights and obligations of the parties as to the matter in dispute and, if directed to do so in the decision, Contractor shall proceed diligently with the performance of the contract in accordance with the Disputes Contracting Officer's decision; provided, that the decision of the Disputes Contracting Officer shall be final and conclusive and not subject to review by any forum, tribunal, or Government agency, unless an appeal or action is timely commenced as authorized herein.

            e. Contractor agrees that TVA's termination or suspension of Contractor's right to make deliveries under the contract, TVA's withholding of monies due under the contract, or TVA's pursuit of other remedies specifically provided for herein shall not constitute relief, under TVA's implementing regulations at 18 C.F.R. part 1308, as to which TVA must initiate the disputes process prior to or after effecting; provided, however, nothing in this Subsection e. shall restrict Contractor from pursuing its right to a Contracting Officer's decision and other relief available pursuant to this Section 18 with respect to any such termination, suspension, withholding, setoff, or other remedy exercised by TVA.

      19. Clean Air Act and Other Environmental Requirements: In the event of enactment, implementation, amendment, or enforcement of the Clean Air Act, as amended, or any other applicable federal, state, or local air pollution control or environmental law, rule, or requirement which causes the continued use of the coal purchased under this contract to be inconsistent with (i) TVA's air pollution control strategies, as they may be modified for meeting such air pollution control or environmental requirements, or (ii) an administrative or judicial order, TVA may cancel this contract with no further obligation or liability hereunder or at law by giving Contractor ninety (90) days' advance notice of such cancellation. In the case of inconsistency with TVA's air pollution control strategies, the parties will attempt to renegotiate the contract during such notice period to provide for delivery of coal that will be of a quality consistent with TVA's new air pollution control strategies. In the event the parties do not reach agreement on such a renegotiated contract within the 90-day notice period, the cancellation notice given by TVA shall remain in effect and the contract shall terminate at the end of such period. In no event will TVA be obligated to divert deliveries to any alternate coal-fired fossil plant in TVA's system.

      20. Unilateral Termination Right: In addition to any other termination rights provided in this contract or at law, TVA expressly reserves the right, upon 60 days' prior written notice to Contractor, to unilaterally terminate this contract; provided, however, that TVA shall pay to Contractor an amount equal to ten (10) percent of the Base Price, multiplied by the remaining number of tons scheduled for delivery from the effective termination date herein through the earliest applicable date for termination, pursuant to the reopening provisions under Section 1, Contract Term; provided further, that the remaining number of tons scheduled for delivery shall be based on the minimum Nominated Quarterly Quantity in Section 2, Quantity. Said payment by TVA to Contractor shall constitute Contractor's sole remedy against TVA for any loss, cost, or damage incurred by Contractor as a result of TVA's termination under this Section. TVA shall have no further obligation or liability under the contract or at law except with respect to coal delivered prior to said termination date as otherwise provided in Section 8, Adjustment for Quality, Section 15, Payment and Invoices, and Section 16, Weights.

      21. Contract Components: The attached Section I-III of the Request for Proposals; Appendices A and B (Coal Producers Statement(s); and Specific Location Map(s)); Exhibits I; Term Coal Proposal form 9910; General Long-Term Contract Conditions; Award Letter; Limitation on Use of Outside Influence (ID-67); Requirement for Certificate of Procurement Integrity (ID-50); Subcontracting Plan.

      IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed as of the aforesaid date by their duly authorized representatives.

ATTEST:                                           COSTAIN COAL INC.


/s/ John C. Dolan                                 By: /s/ Eugene Holdaway
---------------------------                          ---------------------------
                                                            (Signature)

                                                  Title: Senior Vice President

ATTEST:                                           TENNESSEE VALLEY AUTHORITY


/s/ Charles J. Gray                               By: /s/ R. Stephen Blackburn
---------------------------                          ---------------------------
(OGC) Asst. Secretary                                         (Signature)

                                                  Title: Fuel Buyer

                                    EXHIBIT I

                     EXAMPLE CALCULATION OF PRICE ADJUSTMENT
                             FOR QUALITY VARIATIONS

Assume:                           Typical Analysis     Qtrly. Wtd. Avg. Analysis
Btu/lb (as-received)                   13,000                   13,100
Ash (as-received)                      10.00%                   9.00%
Total Moisture                         8.00%                    8.50%
SO(2) in lbs./mmBtu at 97.5%            2.50                     2.60


Price equals $20.00

Ash Adjustment Increase/Decrease is $0.15 per percentage point
Moisture Adjustment Increase/Decrease is $0.06 per percentage point
Pounds of SO(2) per mmBtu Adjustment Increase is $0.13 and Adjustment Decrease is $0.52 for each tenth of a pound.

Btu example for Section 8.b.

Btu Adjustment = (Quarterly Average Value - Typical Analysis) X Price
                 ----------------------------------------------------
                                   Typical Analysis

Btu Adjustment = (13,100 - 13,000) X $20.00
                 --------------------------
                           13,000

Btu Adjustment = $0.15 per ton

Ash example for Section 8.c.

Ash Adjustment Increase = (Typical Analysis - Quarterly Average Value)
  X Adjustment
Ash Adjustment Increase = (10.00 - 9.00) X $0.15
Ash Adjustment Increase = $0.150 per ton

Moisture example for Section 8.d.

Moisture Adjustment Decrease = (Quarterly Average Value - Typical Analysis)
 X Adjustment
Moisture Adjustment Decrease = (8.50 - 8.00) X $0.06
Moisture Adjustment Decrease = $0.030 per ton

Sulfur Dioxide example for Section 8.e. - If SO(2) is greater than Typical Analysis then $0.52 is used and if SO(2) is less than Typical Analysis then $0.13 is used.

SO(2) Adjustment Decrease = (((Quarterly Average Value - Typical Analysis)
  X 10) X Adjustment
SO(2) Adjustment Decrease = (((2.6 - 2.5) X 10) X $0.52)
SO(2) Adjustment Decrease = $0.520 per ton

                                   APPENDIX A

                     SCHEDULE OF MAINTENANCE/REPAIR OUTAGES

         Description of Outage                        Expected Duration
         ---------------------                        -----------------

1.

2.                          [INTENTIONALLY OMITTED]

3.

                                   APPENDIX B

              COAL PRODUCER'S STATEMENT AND SPECIFIC LOCATION MAP

                           TENNESSEE VALLEY AUTHORITY
                            COAL PRODUCER'S STATEMENT

                                                              DATE February 1996

If the coal offered will be produced by more than one producer or mine, or when the coal reserves are not contiguous, the Producer must complete additional copies of this form with an attachment estimating the percentage of coal to be supplied from each source. Extra copies of this form will be provided upon request. (See the section on required information and the source provisions of the Base Contract, for term coal, or the section on required information and the source provisions in form TVA 9910B, Part B, General Conditions For Spot Coal Purchases, for spot or short-term coal, regarding the information required by this statement.)

This statement must be completed and signed by the Producer. The signature must be original and be than of an authorized official, if the Producer is a corporation, or a partner when the Producer is a partnership, or the named individual.

Part A

--------------------------------------------------------------------------------
(1) The undersigned, herein referred to as Producer, is (check and complete the one which applies):

      |X|   A corporation organized under the laws of the State of Delaware

or    | |   A partnership consisting of ________________________________________
                                           (List All Partners' Full Names)
or    | |   An individual ______________________ of ____________________________
                                 (Name)              (City, State, and Zip Code)
      trading as Costain Coal Inc.
                      (Full Company Name)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2) Coal is available for sale from the mine described below and outlined on the Specific Location Map. This mine is controlled by the Producer:

      Mine Name: Baker

      MSHA No(s):  I5-14492 - ______________
                              (Sequence No.)
      State Mine Permit No(s): 717-5002

      Name of permittee if different from Producer. (Explain the relationship of the parties on a separate sheet.):
      ______________________________________
      ______________________________________

      Previous mine name and Producer, if any:
      ______________________________________

      Mine Location: Sturgis
                      (Nearest Town)

        Webster             KY
        (County)          (State)

      Mine Loading Point: Caseyville Dock
            Providence, KY Tipple
       (Dock or Tipple Name, City/State)

      River name and mile point and/or rail lines serving loading point: MP
      871.6 Ohio CSX - WKY District

      Acres of property (coal reserves) controlled at this mine (See Item 3 below): 12,000
      Proven mineable reserves: 40 (tons)

       Seam Name(s)          Average Thickness           Elevation
       ------------          -----------------           ---------
        WKY #13                  85 inches

      Type Mine (Check all which apply.):

      Surface: | | Area | | Contour | | Auger | | Mtn. Top Removal | | Other

      Underground: |X| Slope |X| Shaft | | Drift | | Conventional | | Continuous |XX| Longwall

      Days mine operated last 12 months: 346
      Tons produced last 12 months: 4.3 saleable

      Average number of production employees at this mine for in the last 12 months: 550
      Twelve-month production at normal capacity: 4.8M (tons)
      Expected mine life at normal production: 8 (years)
      Is mine's full production at normal capacity available for sale? | | Yes |X| No If no, what percentage? 75 %

      Subcontractor(s) | | will | | will not mine any coal described herein. List on a separate sheet each subcontractor's name, address, type of mine operation, and the contractual basis for the production of coal.

Producer |X| will | | will not weigh on certified | | track or | | belt scales; or | | will weight barge coal by displacement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3) Producer has been in the business of operating coal mines for 17 years |X| owns the described mining property

      or | | leases the described mining property from _________________________

      on the basis of (royalty or otherwise) ___________________________________

      The rights to the property are recorded in the public records of Webster County, State of KY volume Various, page Various.
--------------------------------------------------------------------------------
TVA 19708 (PPROD 3-91) Page 1 of 2

--------------------------------------------------------------------------------
(4)   Representative analysis of coal available for sale to TVA from this mine:
      (The analysis shown in the term, spot, or short-term coal offer shall be used for evaluation and shall become the Guaranteed Analysis in the event a contract is awarded.) Baker

                                          Ash Softening temperature
Total Moisture                    8  %      (H - W on a reducing basis)  2465 'F
Ash (dry basis)                  12  %    Ash Fluid Temperature
Sulfur (as received)             2.1 %      (on a reducing basis)        2550 'F
Btu/lb. (as received)           12,200    Volatile Matter (dry basis)    36   %
Lbs - of SO(2) per million Btu  3.1-3.6   Grindability (Hardgrove index) 55
| | Raw | | Washed      |XX| Both         Chlorine (dry basis)           0.29 %
                                          Size:   2   " X  0  "

--------------------------------------------------------------------------------

Part B (Part B is to be completed ONLY if the offer is submitted by an agent on behalf of a coal Producer.)

--------------------------------------------------------------------------------

      Producer has designated Costain Coal Inc. as its |XX| authorized or | | exclusive

      sales agent to offer the described coal to TVA until revoked in writing. The Producer also designates said agent as its attorney-in-fact for the purpose of handling (check one) |XX| in Producer's name or | | in said agent's name all transactions and relationships with TVA affecting the Producer that are related to offering the described coal, including specifically, but without limitations to, (1) entering into, amending, or terminating a coal supply contract; (2) complying with contract's reclamation and conservation requirements, including submitting, modifying, and interpreting any required maps or plans; (3) settling any claim or dispute and executing any release; (4) giving and receiving notices; (5) billing for coal furnished; (6) receiving payment for coal furnished; and (7) assigning money due or to become due.

--------------------------------------------------------------------------------

Part C

--------------------------------------------------------------------------------

      The Producer has read and understands the provisions of the coal solicitation which will become part of any contract awarded and is prepared to produce and deliver in accordance with and subject to such contract up to quoted tons of coal a week.

      The Producer hereby certifies that the foregoing statements are true and correct. If requested by TVA, the Producer will furnish additional information bearing on its ability to produce the coal offered.

--------------------------------------------------------------------------------
Producer (Full Company Name):                Signature (must be original -
                                               Please Print/Type and Sign):


     Costain Coal Inc.                       /s/ Daniel L. Vaughn
--------------------------------------------------------------------------------
Street or Box Number:
     249 E. Main Street                      Director, Business Development
--------------------------------------------------------------------------------
City, State, and Zip Code:
     Lexington, KY 40507                     (606) 255-4006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      THE FOLLOWING NOTARIZATION IS NOT REQUIRED IF THE PRODUCER IS OFFERING THE COAL IN ITS OWN NAME WITHOUT THE SERVICES OF AN AGENT.

      STATE OF__________________, COUNTY OF________________, on
      the_______________ day of________________, 19___.
      _________________________________________________, to me personally known
      (Name of Person Signing this Producer's Statement)

      appeared before me and being by me duly sworn did say he/she is_________(owner/partner*) of the firm described in the foregoing instrument, and that he/she is executing the same with full authority so to do and as the free act and deed of such Producer.

      Witness my hand and seal this__________________________day of ___________________, 19_______.

      My Commission Expires: __________________NOTARY PUBLIC___________________

--------------------------------------------------------------------------------
*Designate which is applicable; if the Producer is a corporation, the person signing the instrument should insert his/her official title.

TVA 19708 (P PROD 3-91) Page 2 of 2

                           TENNESSEE VALLEY AUTHORITY
                            COAL PRODUCER'S STATEMENT

                                                              DATE February 1996

If the coal offered will be produced by more than one producer or mine, or when the coal reserves are not contiguous, the Producer must complete additional copies of this form with an attachment estimating the percentage of coal to be supplied from each source. Extra copies of this form will be provided upon request. (See the section on required information and the source provisions of the Base Contract, for term coal, or the section on required information and the source provisions in form TVA 9910B, Part B, General Conditions For Spot Coal Purchases, for spot or short-term coal, regarding the information required by this statement.)

This statement must be completed and signed by the Producer. The signature must be original and be than of an authorized official, if the Producer is a corporation, or a partner when the Producer is a partnership, or the named individual.

Part A

--------------------------------------------------------------------------------
(1) The undersigned, herein referred to as Producer, is (check and complete the one which applies):

      |X|   A corporation organized under the laws of the State of Delaware

or    | |   A partnership consisting of ________________________________________
                                           (List All Partners' Full Names)
or    | |   An individual ______________________ of ____________________________
                                 (Name)              (City, State, and Zip Code)
      trading as Costain Coal Inc.
                      (Full Company Name)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2) Coal is available for sale from the mine described below and outlined on the Specific Location Map. This mine is controlled by the Producer:

      Mine Name: Smith UG #1

      MSHA No(s):  15-16020 - ______________
                              (Sequence No.)
      State Mine Permit No(s): 917-5012

      Name of permittee if different from Producer. (Explain the relationship of the parties on a separate sheet.):
      ______________________________________
      ______________________________________

      Previous mine name and Producer, if any:
      ______________________________________

      Mine Location: Providence
                      (Nearest Town)

        Webster             KY
        (County)          (State)

      Mine Loading Point: Caseyville Dock
            Providence, KY Tipple
       (Dock or Tipple Name, City/State)

      River name and mile point and/or rail lines serving loading point: MP
      871.6 Ohio CSX - WKY District

      Acres of property (coal reserves) controlled at this mine (See Item 3 below): 2200
      Proven mineable reserves: 17 million (tons)
                                    recoverable

       Seam Name(s)          Average Thickness           Elevation
       ------------          -----------------           ---------
        WKY #14                  85 inches

      Type Mine (Check all which apply.):

      Surface: | | Area | | Contour | | Auger | | Mtn. Top Removal | | Other

      Underground: | | Slope | | Shaft | | Drift | | Conventional | | Continuous | | Longwall

      Days mine operated last 12 months: 340
      Tons produced last 12 months: 1.1 million saleable

      Average number of production employees at this mine for in the last 12 months: 110
      Twelve-month production at normal capacity: 1.2M (tons)
      Expected mine life at normal production: 15 (years)
      Is mine's full production at normal capacity available for sale? | | Yes |X| No If no, what percentage? 50 %

      Subcontractor(s) | | will | | will not mine any coal described herein. List on a separate sheet each subcontractor's name, address, type of mine operation, and the contractual basis for the production of coal.

Producer |X| will | | will not weigh on certified |XX| track or |XX| belt scales; or | | will weight barge coal by displacement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3) Producer has been in the business of operating coal mines for 17 years and |XX| owns the described mining property

      or | | leases the described mining property from _________________________

      on the basis of (royalty or otherwise) ___________________________________

      The rights to the property are recorded in the public records of Webster County, State of KY volume Various, page Various.
--------------------------------------------------------------------------------
TVA 19708 (PPROD 3-91) Page 1 of 2

--------------------------------------------------------------------------------
(4)   Representative analysis of coal available for sale to TVA from this mine:
      (The analysis shown in the term, spot, or short-term coal offer shall be used for evaluation and shall become the Guaranteed Analysis in the event a contract is awarded.) Smith UG #1

                                          Ash Softening temperature
Total Moisture                   8.5 %     (H = W on a reducing basis)   2020 'F
Ash (dry basis)                  11  %    Ash Fluid Temperature
Sulfur (as received)             3.0 %     (on a reducing basis)         2370 'F
Btu/lb. (as received)           12,000    Volatile Matter (dry basis)    40   %
Lbs - of SO(2) per million Btu  4.8-5.8   Grindability (Hardgrove index) 55
| | Raw | | Washed      |XX| Both       6 Chlorine (dry basis)           0.1  %
                                          Size:   2   " X  0  "

--------------------------------------------------------------------------------

Part B (Part B is to be completed ONLY if the offer is submitted by an agent on behalf of a coal Producer.)

--------------------------------------------------------------------------------

      Producer has designated Costain Coal Inc. as its |XX| authorized or | | exclusive

      sales agent to offer the described coal to TVA until revoked in writing. The Producer also designates said agent as its attorney-in-fact for the purpose of handling (check one) | | in Producer's name or | | in said agent's name all transactions and relationships with TVA affecting the Producer that are related to offering the described coal, including specifically, but without limitations to, (1) entering into, amending, or terminating a coal supply contract; (2) complying with contract's reclamation and conservation requirements, including submitting, modifying, and interpreting any required maps or plans; (3) settling any claim or dispute and executing any release; (4) giving and receiving notices; (5) billing for coal furnished; (6) receiving payment for coal furnished; and (7) assigning money due or to become due.

--------------------------------------------------------------------------------

Part C

--------------------------------------------------------------------------------

      The Producer has read and understands the provisions of the coal solicitation which will become part of any contract awarded and is prepared to produce and deliver in accordance with and subject to such contract up to quoted tons of coal a week.

      The Producer hereby certifies that the foregoing statements are true and correct. If requested by TVA, the Producer will furnish additional information bearing on its ability to produce the coal offered.

--------------------------------------------------------------------------------
Producer (Full Company Name):                Signature (must be original -
                                               Please Print/Type and Sign):


     Costain Coal Inc.                       /s/ Daniel L. Vaughn
--------------------------------------------------------------------------------
Street or Box Number:
     249 E. Main Street                      Director, Business Development
--------------------------------------------------------------------------------
City, State, and Zip Code:
     Lexington, KY 40507                     (606) 255-4006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      THE FOLLOWING NOTARIZATION IS NOT REQUIRED IF THE PRODUCER IS OFFERING THE COAL IN ITS OWN NAME WITHOUT THE SERVICES OF AN AGENT.

      STATE OF__________________, COUNTY OF________________, on
      the_______________ day of________________, 19___.
      _________________________________________________, to me personally known
      (Name of Person Signing this Producer's Statement)

      appeared before me and being by me duly sworn did say he/she is_________(owner/partner*) of the firm described in the foregoing instrument, and that he/she is executing the same with full authority so to do and as the free act and deed of such Producer.

      Witness my hand and seal this__________________________day of ___________________, 19_______.

      My Commission Expires: __________________NOTARY PUBLIC___________________

--------------------------------------------------------------------------------
*Designate which is applicable; if the Producer is a corporation, the person signing the instrument should insert his/her official title.

TVA 19708 (P PROD 3-91) Page 2 of 2

                           TENNESSEE VALLEY AUTHORITY
                            COAL PRODUCER'S STATEMENT

                                                                    DATE 8/29/96

If the coal offered will be produced by more than one producer or mine, or when the coal reserves are not contiguous, the Producer must complete additional copies of this form with an attachment estimating the percentage of coal to be supplied from each source. Extra copies of this form will be provided upon request. (See the section on required information and the source provisions of the Base Contract, for term coal, or the section on required information and the source provisions in form TVA 9910B, Part B, General Conditions For Spot Coal Purchases, for spot or short-term coal, regarding the information required by this statement.)

This statement must be completed and signed by the Producer. The signature must be original and be that of an authorized official, if the Producer is a corporation, or a partner when the Producer is a partnership, or the named individual.

Part A

--------------------------------------------------------------------------------
(1) The undersigned, herein referred to as Producer, is (check and complete the one which applies):

      |X|   A corporation organized under the laws of the State of Indiana "C"

or    | |   A partnership consisting of ________________________________________
                                           (List All Partners' Full Names)
or    | |   An individual ______________________ of ____________________________
                                 (Name)              (City, State, and Zip Code)
      trading as _______________________________________________________________
                      (Full Company Name)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2) Coal is available for sale from the mine described below and, outlined on the Specific Location Map. This mine is controlled by the Producer:

      Mine Name: Jetson -Bull CRK

      MSHA No(s):  15-17819 - ______________
                              (Sequence No.)
      State Mine Permit No(s): 816-0091

      Name of permittee if different from Producer. (Explain the relationship of the parties on a separate sheet.):
      ______________________________________
      ______________________________________

      Previous mine name and Producer, if any:
      ______________________________________

      Mine Location: Morgantown
                      (Nearest Town)

        Butler            Kentucky
        (County)          (State)

      Mine Loading Point: __________________
      ______________________________________
       (Dock or Tipple Name, City/State)

      River name and mile point and/or rail lines serving loading point:
      ______________________________________

      Acres of property (coal reserves) controlled at this mine (See Item 3 below): ______________________________
      Proven mineable reserves: ___________(tons)

       Seam Name(s)          Average Thickness           Elevation
       ------------          -----------------           ---------
        Foster                     12"
        Amos                       15"

      Type Mine (Check all which apply.):

      Surface: |X| Area | | Contour | | Auger | | Mtn. Top Removal | | Other

      Underground: | | Slope | | Shaft | | Drift | | Conventional | | Continuous | | Longwall

      Days mine operated last 12 months: New
      Tons produced last 12 months: New

      Average number of production employees at this mine for in the last 12 months: New
      Twelve-month production at normal capacity: 250,000 (tons)
      Expected mine life at normal production: 5 (years)
      Is mine's full production at normal capacity available for sale? |X| Yes | | No If no, what percentage? _____%

      Subcontractor(s) | | will |X| will not mine any coal described herein. List on a separate sheet each subcontractor's name, address, type of mine operation, and the contractual basis for the production of coal.

Producer | | will | | will not weigh on certified | | track or | | belt scales; or | | will weight barge coal by displacement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3) Producer has been in the business of operating coal mines for 1 years | | owns the described mining property

      or |X| leases the described mining property from Osco Bratcher/Dhura Rosg on the basis of (royalty or otherwise) Royalty

      The rights to the property are recorded in the public records of Butler County, State of ____

      volume ___________, page __________.
--------------------------------------------------------------------------------
TVA 19708 (PPROD 3-91) Page 1 of 2

--------------------------------------------------------------------------------
(4)   Representative analysis of coal available for sale to TVA from this mine:
      (The analysis shown in the term, spot, or short-term coal offer shall be used for evaluation and shall become the Guaranteed Analysis in the event a contract is awarded.)

                                          Ash Softening temperature
Total Moisture                  10.0 %     (H = W on a reducing basis)   2200 'F
Ash (dry basis)                 9.4  %    Ash Fluid Temperature
Sulfur (as received)            ____ %     (on a reducing basis)         2400 'F
Btu/lb. (as received)           12,000    Volatile Matter (dry basis)    33   %
Lbs - of SO(2) per million Btu  1.50      Grindability (Hardgrove index) 47
|X| Raw | | Washed      | | Both          Chlorine (dry basis)           .03  %
                                          Size:   2   " X  0  "

--------------------------------------------------------------------------------

Part B (Part B is to be completed ONLY if the offer is submitted by an agent on behalf of a coal Producer.)

--------------------------------------------------------------------------------

      Producer has designated Costain Coal Inc. as its |X| authorized or | | exclusive

      sales agent to offer the described coal to TVA until revoked in writing. The Producer also designates said agent as its attorney-in-fact for the purpose of handling (check one) |X| in Producer's name or | | in said agent's name all transactions and relationships with TVA affecting the Producer that are related to offering the described coal, including specifically, but without limitations to, (1) entering into, amending, or terminating a coal supply contract; (2) complying with contract's reclamation and conservation requirements, including submitting, modifying, and interpreting any required maps or plans; (3) settling any claim or dispute and executing any release; (4) giving and receiving notices; (5) billing for coal furnished; (6) receiving payment for coal furnished; and (7) assigning money due or to become due.

--------------------------------------------------------------------------------

Part C

--------------------------------------------------------------------------------

      The Producer has read and understands the provisions of the coal solicitation which will become part of any contract awarded and is prepared to produce and deliver in accordance with and subject to such contract up to ______ tons of coal a week.

      The Producer hereby certifies that the foregoing statements are true and correct. If requested by TVA, the Producer will furnish additional information bearing on its ability to produce the coal offered.

--------------------------------------------------------------------------------
Producer (Full Company Name):                Signature (must be original -
                                               Please Print/Type and Sign):


     EEL River Resources, Inc.               Douglas J. McDonald
                                             /s/ Douglas J. McDonald Sec/Treas
--------------------------------------------------------------------------------
Street or Box Number:
     P.O. Box 520                            Douglas J. McDonald Sec/Treas
--------------------------------------------------------------------------------
City, State, and Zip Code:
     Washington, IN 47501
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      THE FOLLOWING NOTARIZATION IS NOT REQUIRED IF THE PRODUCER IS OFFERING THE COAL IN ITS OWN NAME WITHOUT THE SERVICES OF AN AGENT.

      STATE OF KENTUCKY, COUNTY OF HOPKINS, on the 28th of August, 1996, Douglas J. McDonald, to me personally known
      (Name of Person Signing this Producer's Statement)

      appeared before me and being by me duly sworn did say he/she is SEC/TREAS. (owner/partner*) of the firm described in the foregoing instrument, and that he/she is executing the same with full authority so to do and as the free act and deed of such Producer.

      Witness my hand and seal this 28th day of August, 1996.

      My Commission Expires: 7/1/97 NOTARY PUBLIC Linda Masin

--------------------------------------------------------------------------------
*Designate which is applicable; if the Producer is a corporation, the person signing the instrument should insert his/her official title.

TVA 19708 (P PROD 3-91) Page 2 of 2

                           TENNESSEE VALLEY AUTHORITY
                            COAL PRODUCER'S STATEMENT

                                                            DATE October 8, 1996

If the coal offered will be produced by more than one producer or mine, or when the coal reserves are not contiguous, the Producer must complete additional copies of this form with an attachment estimating the percentage of coal to be supplied from each source. Extra copies of this form will be provided upon request. (See the section on required information and the source provisions of the Base Contract, for term coal, or the section on required information and the source provisions in form TVA 9900, General Conditions For Spot Coal Purchases, for spot or short-term coal, regarding the information required by this statement.)

This statement must be completed and signed by the Producer. The signature must be original and be that of an authorized official, if the Producer is a corporation, or a partner when the Producer is a partnership, or the named individual.

Part A

--------------------------------------------------------------------------------
(1) The undersigned, herein referred to as Producer, is (check and complete the one which applies):

      |X|   A corporation organized under the laws of the State of Delaware

or    | |   A partnership consisting of ________________________________________
                                           (List All Partners' Full Names)
or    | |   An individual ______________________ of ____________________________
                                 (Name)              (City, State, and Zip Code)
      trading as Costain Coal Inc.
                      (Full Company Name)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2) Coal is available for sale from the mine described below and outlined on the Specific Location Map. This mine is controlled by the Producer:

      Mine Name: Miller Creek

      MSHA No(s):  15-16855 - ______________
                              (Sequence No.)
      State Mine Permit No(s): 898-5535

      Name of permittee if different from Producer. (Explain the relationship of the parties on a separate sheet.):
      ______________________________________
      ______________________________________

      Previous mine name and Producer, if any:
      ______________________________________

      Mine Location: Pikeville
                      (Nearest Town)

         Pike               KY
        (County)          (State)

      Mine Loading Point: Patton, KY (Chapperal)
               CSX #84118
       (Dock or Tipple Name, City/State)

      River name and mile point and/or rail lines serving loading point:
      MP 8.5 Big Sandy
      Kentucky Coal Terminal

      Acres of property (coal reserves) controlled at this mine (See Item 3 below): ______________________________
      Proven mineable reserves: 21.6 (tons)

       Seam Name(s)          Average Thickness           Elevation
       ------------          -----------------           ---------
        Fireclay
        Elkhorn 2,3

      Type Mine (Check all which apply.):

      Surface: | | Area | | Contour | | Auger | | Mtn. Top Removal | | Other

      Underground: | | Slope | | Shaft | | Drift | | Conventional |X| Continuous | | Longwall

      Days mine operated last 12 months: 250
      Tons produced last 12 months: 720,000

      Average number of production employees at this mine for in the last 12 months: _______________________________
      Twelve-month production at normal capacity: 750,000 (tons)
      Expected mine life at normal production: 20 (years)
      Is mine's full production at normal capacity available for sale? | | Yes |X| No If no, what percentage? 20 %

      Subcontractor(s) | | will |X| will not mine any coal described herein. List on a separate sheet each subcontractor's name, address, type of mine operation, and the contractual basis for the production of coal.

Producer |X| will | | will not weigh on certified |X| track or | | belt scales; or |X| will weigh barge coal by displacement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3) Producer has been in the business of operating coal mines for 17 years and |X| owns the described mining property

      or |X| leases the described mining property from various
                                                       (Name and Address)

      on the basis of (royalty or otherwise) royalty

      The rights to the property are recorded in the public records of Pike County, State of Kentucky volume various, page various.
--------------------------------------------------------------------------------
TVA 19708 (P.PROD. 3-91) Page 1 of 2

--------------------------------------------------------------------------------
(4)   Representative analysis of coal available for sale to TVA from this mine:
      (The analysis shown in the term, spot, or short-term coal offer shall be used for evaluation and shall become the Guaranteed Analysis in the event a contract is awarded.)

                                          Ash Softening temperature
Total Moisture                   8.0 %     (H - W on a reducing basis)   2600 'F
Ash (dry basis)                 13.0 %    Ash Fluid Temperature
Sulfur (as received)          0.7-1.0%     (on a reducing basis)         2700 'F
Btu/lb. (as received)           12,500    Volatile Matter (dry basis)    38   %
Lbs - of SO(2) per million Btu  1.2-1.7   Grindability (Hardgrove index) 43
| | Raw |X| Washed      | | Both          Chlorine (dry basis)           0.1  %
                                          Size:   2   " X  0  "

--------------------------------------------------------------------------------

Part B (Part B is to be completed ONLY if the offer is submitted by an agent on behalf of a coal Producer.)

--------------------------------------------------------------------------------

      Producer has designated _______________________________ as its
                                (Full Company Name of Agent)
      | | authorized or | | exclusive

      sales agent to offer the described coal to TVA until revoked in writing. The Producer also designates said agent as its attorney-in-fact for the purpose of handling (check one) | | in Producer's name or | | in said agent's name all transactions and relationships with TVA affecting the Producer that are related to offering the described coal, including specifically, but without limitations to, (1) entering into, amending, or terminating a coal supply contract; (2) complying with contract's reclamation and conservation requirements, including submitting, modifying, and interpreting any required maps or plans; (3) settling any claim or dispute and executing any release; (4) giving and receiving notices; (5) billing for coal furnished; (6) receiving payment for coal furnished; and (7) assigning money due or to become due.

--------------------------------------------------------------------------------

Part C

--------------------------------------------------------------------------------

      The Producer has read and understands the provisions of the coal solicitation which will become part of any contract awarded and is prepared to produce and deliver in accordance with and subject to such contract up to quoted tons of coal a week.

      The Producer hereby certifies that the foregoing statements are true and correct. If requested by TVA, the Producer will furnish additional information bearing on its ability to produce the coal offered.

--------------------------------------------------------------------------------
Producer (Full Company Name):                Signature (must be original -
                                               Please Print/Type and Sign):


     Costain Coal Inc.                       /s/ Daniel L. Vaughn
--------------------------------------------------------------------------------
Street or Box Number:                        Title of Person Authorized to Sign
     249 E. Main Street                        Director, Business Development
--------------------------------------------------------------------------------
City, State, and Zip Code:                   Producer's Telephone:
     Lexington, KY 40507                     (606) 255-4006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      THE FOLLOWING NOTARIZATION IS NOT REQUIRED IF THE PRODUCER IS OFFERING THE COAL IN ITS OWN NAME WITHOUT THE SERVICES OF AN AGENT.

      STATE OF__________________, COUNTY OF________________, on
      the_______________ day of________________, 19___,
      _________________________________________________, to me personally known,
      (Name of Person Signing this Producer's Statement)

      appeared before me and being by me duly sworn did say he/she is_________(owner/partner*) of the firm described in the foregoing instrument, and that he/she is executing the same with full authority so to do and as the free act and deed of such Producer.

      Witness my hand and seal this__________________________day of ___________________, 19_______.

      My Commission Expires: __________________NOTARY PUBLIC___________________

--------------------------------------------------------------------------------
*Designate which is applicable; if the Producer is a corporation, the person signing the instrument should insert his/her official title.

TVA 19708 (P.PROD. 3-91) Page 2 of 2

                           TENNESSEE VALLEY AUTHORITY
                            COAL PRODUCER'S STATEMENT

                                                            DATE October 8, 1996

If the coal offered will be produced by more than one producer or mine, or when the coal reserves are not contiguous, the Producer must complete additional copies of this form with an attachment estimating the percentage of coal to be supplied from each source. Extra copies of this form will be provided upon request. (See the section on required information and the source provisions of the Base Contract, for term coal, or the section on required information and the source provisions in form TVA 9900, General Conditions For Spot Coal Purchases, for spot or short-term coal, regarding the information required by this statement.)

This statement must be completed and signed by the Producer. The signature must be original and be that of an authorized official, if the Producer is a corporation, or a partner when the Producer is a partnership, or the named individual.

Part A

--------------------------------------------------------------------------------
(1) The undersigned, herein referred to as Producer, is (check and complete the one which applies):

      |X|   A corporation organized under the laws of the State of Delaware

or    | |   A partnership consisting of ________________________________________
                                           (List All Partners' Full Name)
or    | |   An individual ______________________ of ____________________________
                                 (Name)              (City, State, and Zip Code)
      trading as Costain Coal Inc.
                      (Full Company Name)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2) Coal is available for sale from the mine described below and outlined on the Specific Location Map. This mine is controlled by the Producer:

      Mine Name: Ivy Creek

      MSHA No(s):  15-17661 - ______________
                              (Sequence No.)
      State Mine Permit No(s): 836-0216

      Name of permittee if different from Producer. (Explain the relationship of the parties on a separate sheet.):
      ______________________________________
      ______________________________________

      Previous mine name and Producer, if any:
      ______________________________________

      Mine Location: Prestonburg
                      (Nearest Town)

         Floyd            Kentucky
        (County)          (State)

      Mine Loading Point: Ivel, KY (Transcontinental)
               CSX #84091
       (Dock or Tipple Name, City/State)

      River name and mile point and/or rail lines serving loading point:
      MP 8.5 Big Sandy
      Kentucky Coal Terminal

      Acres of property (coal reserves) controlled at this mine (See Item 3 below): ______________________________
      Proven mineable reserves: 8.9 million (tons)

       Seam Name(s)          Average Thickness           Elevation
       ------------          -----------------           ---------
        Broas
        Haddix
        Peach Orchard

      Type Mine (Check all which apply.):

      Surface: | | Area | | Contour | | Auger |X| Mtn. Top Removal | | Other

      Underground: | | Slope | | Shaft | | Drift | | Conventional | | Continuous | | Longwall

      Days mine operated last 12 months: 250
      Tons produced last 12 months: 720,000

      Average number of production employees at this mine for in the last 12 months: _______________________________
      Twelve-month production at normal capacity: 750,000 (tons)
      Expected mine life at normal production: 11 (years)
      Is mine's full production at normal capacity available for sale? | | Yes |X| No If no, what percentage? 20 %

      Subcontractor(s) | | will |X| will not mine any coal described herein. List on a separate sheet each subcontractor's name, address, type of mine operation, and the contractual basis for the production of coal.

Producer |X| will | | will not weigh on certified |X| track or | | belt scales; or |X| will weigh barge coal by displacement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3) Producer has been in the business of operating coal mines for 17 years and |X| owns the described mining property

      or |X| leases the described mining property from various
                                                       (Name and Address)

      on the basis of (royalty or otherwise) royalty

      The rights to the property are recorded in the public records of Floyd County, State of KY volume various, page various.
--------------------------------------------------------------------------------
TVA 19708 (P.PROD. 3-91) Page 1 of 2

--------------------------------------------------------------------------------
(4)   Representative analysis of coal available for sale to TVA from this mine:
      (The analysis shown in the term, spot, or short-term coal offer shall be used for evaluation and shall become the Guaranteed Analysis in the event a contract is awarded.)

                                          Ash Softening temperature
Total Moisture                   8.0 %     (H = W on a reducing basis)   2600 'F
Ash (dry basis)                 13.5 %    Ash Fluid Temperature
Sulfur (as received)          0.7-1.0%     (on a reducing basis)         2700 'F
Btu/lb. (as received)           12,200    Volatile Matter (dry basis)    38   %
Lbs - of SO(2) per million Btu  1.3-2.0   Grindability (Hardgrove index) 44
|X| Raw | | Washed      | | Both          Chlorine (dry basis)           0.1  %
                                          Size:   2   " X  0  "

--------------------------------------------------------------------------------

Part B (Part B is to be completed ONLY if the offer is submitted by an agent on behalf of a coal Producer.)

--------------------------------------------------------------------------------

      Producer has designated _______________________________ as its
                                (Full Company Name of Agent)
      | | authorized or | | exclusive

      sales agent to offer the described coal to TVA until revoked in writing. The Producer also designates said agent as its attorney-in-fact for the purpose of handling (check one) | | in Producer's name or | | in said agent's name all transactions and relationships with TVA affecting the Producer that are related to offering the described coal, including specifically, but without limitation to, (1) entering into, amending, or terminating a coal supply contract; (2) complying with contract's reclamation and conservation requirements, including submitting, modifying, and interpreting any required maps or plans; (3) settling any claim or dispute and executing any release; (4) giving and receiving notices; (5) billing for coal furnished; (6) receiving payment for coal furnished; and (7) assigning money due or to become due.

--------------------------------------------------------------------------------

Part C

--------------------------------------------------------------------------------

      The Producer has read and understands the provisions of the coal solicitation which will become part of any contract awarded and is prepared to produce and deliver in accordance with and subject to such contract up to quoted tons of coal a week.

      The Producer hereby certifies that the foregoing statements are true and correct. If requested by TVA, the Producer will furnish additional information bearing on its ability to produce the coal offered.

--------------------------------------------------------------------------------
Producer (Full Company Name):                Signature (must be original -
                                               Please Print/Type and Sign):


     Costain Coal Inc.                       /s/ Daniel L. Vaughn
--------------------------------------------------------------------------------
Street or Box Number:                        Title of Person Authorized to Sign:
     249 E. Main Street                        Director, Business Development
--------------------------------------------------------------------------------
City, State, and Zip Code:                   Producer's Telephone:
     Lexington, KY 40507                     (606) 255-4006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      THE FOLLOWING NOTARIZATION IS NOT REQUIRED IF THE PRODUCER IS OFFERING THE COAL IN ITS OWN NAME WITHOUT THE SERVICES OF AN AGENT.

      STATE OF__________________, COUNTY OF________________, on
      the_______________ day of________________, 19___.
      ________________________________________________, to me personally known,
     (Name of Person Signing this Producer's Statement)

      appeared before me and being by me duly sworn did say he/she is_________(owner/partner*) of the firm described in the foregoing instrument, and that he/she is executing the same with full authority so to do and as the free act and deed of such Producer.

      Witness my hand and seal this__________________________day of ___________________, 19_______.

      My Commission Expires: __________________NOTARY PUBLIC___________________

--------------------------------------------------------------------------------
*Designate which is applicable; if the Producer is a corporation, the person signing the instrument should insert his/her official title.

TVA 19708 (P.PROD. 3-91) Page 2 of 2

                           TENNESSEE VALLEY AUTHORITY
                            COAL PRODUCER'S STATEMENT

                                                            DATE October 8, 1996

If the coal offered will be produced by more than one producer or mine, or when the coal reserves are not contiguous, the Producer must complete additional copies of this form with an attachment estimating the percentage of coal to be supplied from each source. Extra copies of this form will be provided upon request. (See the section on required information and the source provisions of the Base Contract, for term coal, or the section on required information and the source provisions in form TVA 9900, General Conditions For Spot Coal Purchases, for spot or short-term coal, regarding the information required by this statement.)

This statement must be completed and signed by the Producer. The signature must be original and be than of an authorized official, if the Producer is a corporation, or a partner when the Producer is a partnership, or the named individual.

Part A

--------------------------------------------------------------------------------
(1) The undersigned, herein referred to as Producer, is (check and complete the one which applies):

      |X|   A corporation organized under the laws of the State of Delaware

or    | |   A partnership consisting of ________________________________________
                                           (List All Partners' Full Names)
or    | |   An individual ______________________ of ____________________________
                                 (Name)              (City, State, and Zip Code)
      trading as Costain Coal Inc.
                      (Full Company Name)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2) Coal is available for sale from the mine described below and, outlined on the Specific Location Map. This mine is controlled by the Producer:

      Mine Name: Smith Providence Mine

                   15-17794
      MSHA No(s):  15-11935 - ______________
                              (Sequence No.)
      State Mine Permit No(s): 917-0022

      Name of permittee if different from Producer. (Explain the relationship of the parties on a separate sheet.):
      ______________________________________
      ______________________________________

      Previous mine name and Producer, if any:
      ______________________________________

      Mine Location: Providence
                      (Nearest Town)

         Webster          Kentucky
        (County)          (State)

      Mine Loading Point: Caseyville Dock  and Providence, KY Tipple
       (Dock or Tipple Name, City/State)

      River name and mile point and/or rail lines serving loading point:
      Ohio River MP 871.6
      CSX - WKY district

      Acres of property (coal reserves) controlled at this mine (See Item 3 below): 230
      Proven mineable reserves: 3.2 million (tons)

       Seam Name(s)          Average Thickness           Elevation
       ------------          -----------------           ---------
        WKY # 14                96 inches

      Type Mine (Check all which apply.):

      Surface: | | Area | | Contour | | Auger | | Mtn. Top Removal | | Other

      Underground: | | Slope | | Shaft | | Drift | | Conventional | | Continuous | | Longwall

      Days mine operated last 12 months: Since May 1996
      Tons produced last 12 months: 200,000 thru Sept. 1996

      Average number of production employees at this mine for the last 12 months: _______________________________
      Twelve-month production at normal capacity: 600,000 (tons)
      Expected mine life at normal production: 5 (years)
      Is mine's full production at normal capacity available for sale? | | Yes |X| No If no, what percentage? 50 %

      Subcontractor(s) |X| will | | will not mine any coal described herein. List on a separate sheet each subcontractor's name, address, type of mine operation, and the contractual basis for the production of coal.

Producer |X| will | | will not weigh on certified |X| track or |X| belt scales; or | | will weigh barge coal by displacement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3) Producer has been in the business of operating coal mines for 17 years and |X| owns the described mining property

      or |X| leases the described mining property from Various
                                                       (Name and Address)

      on the basis of (royalty or otherwise) Royalty

      The rights to the property are recorded in the public records of Webster County, State of Kentucky volume Various, page Various.
--------------------------------------------------------------------------------
TVA 19708 (P.PROD. 3-91) Page 1 of 2

--------------------------------------------------------------------------------
(4)   Representative analysis of coal available for sale to TVA from this mine:
      (The analysis shown in the term, spot, or short-term coal offer shall be used for evaluation and shall become the Guaranteed Analysis in the event a contract is awarded.)

                                          Ash Softening temperature
Total Moisture                   8.0 %     (H = W on a reducing basis)   2000 'F
Ash (dry basis)                 11.0 %    Ash Fluid Temperature
Sulfur (as received)          3.2-4.0%     (on a reducing basis)         2360 'F
Btu/lb. (as received)           12,000    Volatile Matter (dry basis)    40   %
Lbs - of SO(2) per million Btu  4.8-6.5   Grindability (Hardgrove index) 55
| | Raw | | Washed      |X| Both          Chlorine (dry basis)           0.1  %
                                          Size:   2   " X  0  "

--------------------------------------------------------------------------------

Part B (Part B is to be completed ONLY if the offer is submitted by an agent on behalf of a coal Producer.)

--------------------------------------------------------------------------------

      Producer has designated Costain Coal Inc, as its
                                (Full Company Name of Agent)
      |X| authorized or | | exclusive

      sales agent to offer the described coal to TVA until revoked in writing. The Producer also designates said agent as its attorney-in-fact for the purpose of handling (check one) | | in Producer's name or | | in said agent's name all transactions and relationships with TVA affecting the Producer that are related to offering the described coal, including specifically, but without limitations to, (1) entering into, amending, or terminating a coal supply contract; (2) complying with contract's reclamation and conservation requirements, including submitting, modifying, and interpreting any required maps or plans; (3) settling any claim or dispute and executing any release; (4) giving and receiving notices; (5) billing for coal furnished; (6) receiving payment for coal furnished; and (7) assigning money due or to become due.

--------------------------------------------------------------------------------

Part C

--------------------------------------------------------------------------------

      The Producer has read and understands the provisions of the coal solicitation which will become part of any contract awarded and is prepared to produce and deliver in accordance with and subject to such contract up to quoted tons of coal a week.

      The Producer hereby certifies that the foregoing statements are true and correct. If requested by TVA, the Producer will furnish additional information bearing on its ability to produce the coal offered.

--------------------------------------------------------------------------------
Producer (Full Company Name):                Signature (must be original -
                                               Please Print/Type and Sign):


     Costain Coal Inc.                       /s/ Daniel L. Vaughn
--------------------------------------------------------------------------------
Street or Box Number:                        Title of Person Authorized to Sign:
     249 E. Main Street                        Director, Business Development
--------------------------------------------------------------------------------
City, State, and Zip Code:                   Producer's Telephone:
     Lexington, KY 40507                     (606) 255-4006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      THE FOLLOWING NOTARIZATION IS NOT REQUIRED IF THE PRODUCER IS OFFERING THE COAL IN ITS OWN NAME WITHOUT THE SERVICES OF AN AGENT.

      STATE OF__________________, COUNTY OF________________, on
      the_______________ day of________________, 19___,
      _________________________________________________, to me personally known,
      (Name of Person Signing this Producer's Statement)

      appeared before me and being by me duly sworn did say he/she is_________(owner/partner*) of the firm described in the foregoing instrument, and that he/she is executing the same with full authority so to do and as the free act and deed of such Producer.

      Witness my hand and seal this__________________________day of ___________________, 19_______.

      My Commission Expires: __________________NOTARY PUBLIC___________________

--------------------------------------------------------------------------------
*Designate which is applicable; if the Producer is a corporation, the person signing the instrument should insert his/her official title.

TVA 19708 (P.PROD. 3-91) Page 2 of 2

                           TENNESSEE VALLEY AUTHORITY
                            COAL PRODUCER'S STATEMENT

                                                            DATE October 9, 1996

If the coal offered will be produced by more than one producer or mine, or when the coal reserves are not contiguous, the Producer must complete additional copies of this form with an attachment estimating the percentage of coal to be supplied from each source. Extra copies of this form will be provided upon request. (See the section on required information and the source provisions of the Base Contract, for term coal, or the section on required information and the source provisions in form TVA 9900, General Conditions For Spot Coal Purchases, for spot or short-term coal, regarding the information required by this statement.)

This statement must be completed and signed by the Producer. The signature must be original and be than of an authorized official, if the Producer is a corporation, or a partner when the Producer is a partnership, or the named individual.

Part A

--------------------------------------------------------------------------------
(1) The undersigned, herein referred to as Producer, is (check and complete the one which applies):

      |X|   A corporation organized under the laws of the State of Delaware

or    | |   A partnership consisting of ________________________________________
                                           (List All Partners' Full Names)
or    | |   An individual ______________________ of ____________________________
                                 (Name)              (City, State, and Zip Code)
      trading as Costain Coal Inc.
                      (Full Company Name)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2) Coal is available for sale from the mine described below and outlined on the Specific Location Map. This mine is controlled by the Producer:

      Mine Name: Spurlock Fork

      MSHA No(s):  15-17660 - ______________
                              (Sequence No.)
      State Mine Permit No(s): 836-0231

      Name of permittee if different from Producer. (Explain the relationship of the parties on a separate sheet.):
      ______________________________________
      ______________________________________

      Previous mine name and Producer, if any:
      ______________________________________

      Mine Location: Prestonburg
                      (Nearest Town)

         Floyd              KY
        (County)          (State)

      Mine Loading Point: Ivel, KY (Transcontinental)
      CSX #84091
       (Dock or Tipple Name, City/State)

      River name and mile point and/or rail lines serving loading point:
      MP 8.5 Big Sandy
      Kentucky Coal Terminal

      Acres of property (coal reserves) controlled at this mine (See Item 3 below): _________________________________
      Proven mineable reserves: 2.4 million (tons)

       Seam Name(s)          Average Thickness           Elevation
       ------------          -----------------           ---------
        Haddix
        Peach Orchard

      Type Mine (Check all which apply.):

      Surface: | | Area | | Contour | | Auger | | Mtn. Top Removal | | Other

      Underground: | | Slope | | Shaft | | Drift | | Conventional | | Continuous | | Longwall

      Days mine operated last 12 months: 250
      Tons produced last 12 months: 480,000

      Average number of production employees at this mine for the last 12 months: _______________________________
      Twelve-month production at normal capacity: 500,000 (tons)
      Expected mine life at normal production: 5 (years)
      Is mine's full production at normal capacity available for sale? | | Yes |X| No If no, what percentage? 20 %

      Subcontractor(s) | | will |X| will not mine any coal described herein. List on a separate sheet each subcontractor's name, address, type of mine operation, and the contractual basis for the production of coal.

Producer |X| will | | will not weigh on certified |X| track or | | belt scales; or |X| will weigh barge coal by displacement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3) Producer has been in the business of operating coal mines for 17 years and |X| owns the described mining property

      or |X| leases the described mining property from Various
                                                       (Name and Address)

      on the basis of (royalty or otherwise) royalty

      The rights to the property are recorded in the public records of Floyd County, State of Kentucky volume various, page various.
--------------------------------------------------------------------------------
TVA 19708 (P.PROD. 3-91) Page 1 of 2

--------------------------------------------------------------------------------
(4)   Representative analysis of coal available for sale to TVA from this mine:
      (The analysis shown in the term, spot, or short-term coal offer shall be used for evaluation and shall become the Guaranteed Analysis in the event a contract is awarded.)

                                          Ash Softening temperature
Total Moisture                   8   %     (H = W on a reducing basis)   2600 'F
Ash (dry basis)                 13.5 %    Ash Fluid Temperature
Sulfur (as received)          0.7-1.0%     (on a reducing basis)         2700 'F
Btu/lb. (as received)           12,200    Volatile Matter (dry basis)    38   %
Lbs - of SO(2) per million Btu  1.3-2.0   Grindability (Hardgrove index) 44
|X| Raw | | Washed      | | Both          Chlorine (dry basis)           0.1  %
                                          Size:   2   " X  0  "

--------------------------------------------------------------------------------

Part B (Part B is to be completed ONLY if the offer is submitted by an agent on behalf of a coal Producer.)

--------------------------------------------------------------------------------

      Producer has designated _________________________________________ as its
                                  (Full Company Name of Agent)
      | | authorized or | | exclusive

      sales agent to offer the described coal to TVA until revoked in writing. The Producer also designates said agent as its attorney-in-fact for the purpose of handling (check one) | | in Producer's name or | | in said agent's name all transactions and relationships with TVA affecting the Producer that are related to offering the described coal, including specifically, but without limitations to, (1) entering into, amending, or terminating a coal supply contract; (2) complying with contract's reclamation and conservation requirements, including submitting, modifying, and interpreting any required maps or plans; (3) settling any claim or dispute and executing any release; (4) giving and receiving notices; (5) billing for coal furnished; (6) receiving payment for coal furnished; and (7) assigning money due or to become due.

--------------------------------------------------------------------------------

Part C

--------------------------------------------------------------------------------

      The Producer has read and understands the provisions of the coal solicitation which will become part of any contract awarded and is prepared to produce and deliver in accordance with and subject to such contract up to quoted tons of coal a week.

      The Producer hereby certifies that the foregoing statements are true and correct. If requested by TVA, the Producer will furnish additional information bearing on its ability to produce the coal offered.

--------------------------------------------------------------------------------
Producer (Full Company Name):                Signature (must be original -
                                               Please Print/Type and Sign):


     Costain Coal Inc.                       /s/ Daniel L. Vaughn
--------------------------------------------------------------------------------
Street or Box Number:                        Title of Person Authorized to Sign:
     249 E. Main Street                        Director, Business Development
--------------------------------------------------------------------------------
City, State, and Zip Code:                   Producer's Telephone:
     Lexington, KY 40507                     (606) 255-4006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      THE FOLLOWING NOTARIZATION IS NOT REQUIRED IF THE PRODUCER IS OFFERING THE COAL IN ITS OWN NAME WITHOUT THE SERVICES OF AN AGENT.

      STATE OF__________________, COUNTY OF________________, on
      the_______________ day of________________, 19___,
      _________________________________________________, to me personally known,
      (Name of Person Signing this Producer's Statement)

      appeared before me and being by me duly sworn did say he/she is_________(owner/partner*) of the firm described in the foregoing instrument, and that he/she is executing the same with full authority so to do and as the free act and deed of such Producer.

      Witness my hand and seal this__________________________day of ___________________, 19_______.

      My Commission Expires: __________________NOTARY PUBLIC___________________

--------------------------------------------------------------------------------
*Designate which is applicable; if the Producer is a corporation, the person signing the instrument should insert his/her official title.

TVA 19708 (P.PROD. 3-91) Page 2 of 2

                           TENNESSEE VALLEY AUTHORITY
                            COAL PRODUCER'S STATEMENT

                                                            DATE October 9, 1996

If the coal offered will be produced by more than one producer or mine, or when the coal reserves are not contiguous, the Producer must complete additional copies of this form with an attachment estimating the percentage of coal to be supplied from each source. Extra copies of this form will be provided upon request. (See the section on required information and the source provisions of the Base Contract, for term coal, or the section on required information and the source provisions in form TVA 9900, General Conditions For Spot Coal Purchases, for spot or short-term coal, regarding the information required by this statement.)

This statement must be completed and signed by the Producer. The signature must be original and be than of an authorized official, if the Producer is a corporation, or a partner when the Producer is a partnership, or the named individual.

Part A

--------------------------------------------------------------------------------
(1) The undersigned, herein referred to as Producer, is (check and complete the one which applies):

      |X|   A corporation organized under the laws of the State of Delaware

or    | |   A partnership consisting of ________________________________________
                                           (List All Partners' Full Names)
or    | |   An individual ______________________ of ____________________________
                                 (Name)              (City, State, and Zip Code)
      trading as Costain Coal Inc.
                      (Full Company Name)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2) Coal is available for sale from the mine described below and, outlined on the Specific Location Map. This mine is controlled by the Producer:

      Mine Name: Spradlin Branch

      MSHA No(s):  15-17327 - ______________
                              (Sequence No.)
      State Mine Permit No(s): 898-0261

      Name of permittee if different from Producer. (Explain the relationship of the parties on a separate sheet.):
      ______________________________________
      ______________________________________

      Previous mine name and Producer, if any:
      ______________________________________

      Mine Location: Prestonburg
                      (Nearest Town)

         Floyd              KY
        (County)          (State)

      Mine Loading Point: Ivel, KY (Transcontinental)
      CSX #84091
       (Dock or Tipple Name, City/State)

      River name and mile point and/or rail lines serving loading point:
      MP 8.5 - Big Sandy
      Kentucky Coal Terminal

      Acres of property (coal reserves) controlled at this mine (See Item 3 below): _________________________________
      Proven mineable reserves: 3.1 million (tons)

       Seam Name(s)          Average Thickness           Elevation
       ------------          -----------------           ---------
        Broas 2,3,4,5
        Peach Orchard
        Hazard 1,2

      Type Mine (Check all which apply.):

      Surface: | | Area |X| Contour | | Auger |X| Mtn. Top Removal | | Other

      Underground: | | Slope | | Shaft | | Drift | | Conventional | | Continuous | | Longwall

      Days mine operated last 12 months: 250
      Tons produced last 12 months: 900,000

      Average number of production employees at this mine for the last 12 months: _______________________________
      Twelve-month production at normal capacity: 1 M (tons)
      Expected mine life at normal production: 4 (years)
      Is mine's full production at normal capacity available for sale? | | Yes |X| No If no, what percentage? 20 %

      Subcontractor(s) | | will |X| will not mine any coal described herein. List on a separate sheet each subcontractor's name, address, type of mine operation, and the contractual basis for the production of coal.

Producer |X| will | | will not weigh on certified |X| track or | | belt scales; or |X| will weigh barge coal by displacement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3) Producer has been in the business of operating coal mines for 17 years and | | owns the described mining property

      or | | leases the described mining property from various
                                                       (Name and Address)

      on the basis of (royalty or otherwise) royalty

      The rights to the property are recorded in the public records of Floyd County, State of Kentucky volume various, page Various.
--------------------------------------------------------------------------------
TVA 19708 (P.PROD. 3-91) Page 1 of 2

--------------------------------------------------------------------------------
(4)   Representative analysis of coal available for sale to TVA from this mine:
      (The analysis shown in the term, spot, or short-term coal offer shall be used for evaluation and shall become the Guaranteed Analysis in the event a contract is awarded.)

                                          Ash Softening temperature
Total Moisture                   8   %     (H = W on a reducing basis)   2600 'F
Ash (dry basis)                 14   %    Ash Fluid Temperature
Sulfur (as received)          0.8-1.5%     (on a reducing basis)         2700 'F
Btu/lb. (as received)           12,200    Volatile Matter (dry basis)    38   %
Lbs - of SO(2) per million Btu  1.3-2.5   Grindability (Hardgrove index) 44
|X| Raw | | Washed      | | Both          Chlorine (dry basis)           0.1  %
                                          Size:   2   " X  0  "

--------------------------------------------------------------------------------

Part B (Part B is to be completed ONLY if the offer is submitted by an agent on behalf of a coal Producer.)

--------------------------------------------------------------------------------

      Producer has designated _________________________________________ as its
                                  (Full Company Name of Agent)
      | | authorized or | | exclusive

      sales agent to offer the described coal to TVA until revoked in writing. The Producer also designates said agent as its attorney-in-fact for the purpose of handling (check one) | | in Producer's name or | | in said agent's name all transactions and relationships with TVA affecting the Producer that are related to offering the described coal, including specifically, but without limitations to, (1) entering into, amending, or terminating a coal supply contract; (2) complying with contract's reclamation and conservation requirements, including submitting, modifying, and interpreting any required maps or plans; (3) settling any claim or dispute and executing any release; (4) giving and receiving notices; (5) billing for coal furnished; (6) receiving payment for coal furnished; and (7) assigning money due or to become due.

--------------------------------------------------------------------------------

Part C

--------------------------------------------------------------------------------

      The Producer has read and understands the provisions of the coal solicitation which will become part of any contract awarded and is prepared to produce and deliver in accordance with and subject to such contract up to quoted tons of coal a week.

      The Producer hereby certifies that the foregoing statements are true and correct. If requested by TVA, the Producer will furnish additional information bearing on its ability to produce the coal offered.

--------------------------------------------------------------------------------
Producer (Full Company Name):                Signature (must be original -
                                               Please Print/Type and Sign):


     Costain Coal Inc.                       /s/ Daniel L. Vaughn
--------------------------------------------------------------------------------
Street or Box Number:                        Title of Person Authorized to Sign:
     249 E. Main Street                        Director, Business Development
--------------------------------------------------------------------------------
City, State, and Zip Code:                   Producer's Telephone:
     Lexington, KY 40507                     (606) 255-4006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      THE FOLLOWING NOTARIZATION IS NOT REQUIRED IF THE PRODUCER IS OFFERING THE COAL IN ITS OWN NAME WITHOUT THE SERVICES OF AN AGENT.

      STATE OF__________________, COUNTY OF________________, on
      the_______________ day of________________, 19___,
      ________________________________________________, to me personally known,
     (Name of Person Signing this Producer's Statement)

      appeared before me and being by me duly sworn did say he/she is_________(owner/partner*) of the firm described in the foregoing instrument, and that he/she is executing the same with full authority so to do and as the free act and deed of such Producer.

      Witness my hand and seal this__________________________day of ___________________, 19_______.

      My Commission Expires: __________________NOTARY PUBLIC___________________

--------------------------------------------------------------------------------
*Designate which is applicable; if the Producer is a corporation, the person signing the instrument should insert his/her official title.

TVA 19708 (P.PROD. 3-91) Page 2 of 2

                           TENNESSEE VALLEY AUTHORITY
                            COAL PRODUCER'S STATEMENT

                                                            DATE October 8, 1996

If the coal offered will be produced by more than one producer or mine, or when the coal reserves are not contiguous, the Producer must complete additional copies of this form with an attachment estimating the percentage of coal to be supplied from each source. Extra copies of this form will be provided upon request. (See the section on required information and the source provisions of the Base Contract, for term coal, or the section on required information and the source provisions in form TVA 9900, General Conditions For Spot Coal Purchases, for spot or short-term coal, regarding the information required by this statement.)

This statement must be completed and signed by the Producer. The signature must be original and be than of an authorized official, if the Producer is a corporation, or a partner when the Producer is a partnership, or the named individual.

Part A

--------------------------------------------------------------------------------
(1) The undersigned, herein referred to as Producer, is (check and complete the one which applies):

      |X|   A corporation organized under the laws of the State of Delaware

or    | |   A partnership consisting of ________________________________________
                                           (List All Partners' Full Names)
or    | |   An individual ______________________ of ____________________________
                                 (Name)              (City, State, and Zip Code)
      trading as Costain Coal Inc.
                      (Full Company Name)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(2) Coal is available for sale from the mine described below and, outlined on the Specific Location Map. This mine is controlled by the Producer:

      Mine Name: Red Cedar #3

      MSHA No(s):  15-17064 - ______________
                              (Sequence No.)
      State Mine Permit No(s): 898-0324

      Name of permittee if different from Producer. (Explain the relationship of the parties on a separate sheet.):
      ______________________________________
      ______________________________________

      Previous mine name and Producer, if any:
      ______________________________________

      Mine Location: Pikeville
                      (Nearest Town)

         Pike             Kentucky
        (County)          (State)

      Mine Loading Point: Ivel, KY (Transcontinental)
      CSX #84091
       (Dock or Tipple Name, City/State)

      River name and mile point and/or rail lines serving loading point:
      Big Sandy MP 8.5
      Kentucky Coal Terminal

      Acres of property (coal reserves) controlled at this mine (See Item 3 below): _________________________________
      Proven mineable reserves: 3.4 million (tons)

       Seam Name(s)          Average Thickness           Elevation
       ------------          -----------------           ---------
        Elkhorn
        Fireclay
        Amburgy

      Type Mine (Check all which apply.):

      Surface: | | Area | | Contour | | Auger | | Mtn. Top Removal | | Other

      Underground: | | Slope | | Shaft | | Drift | | Conventional | | Continuous | | Longwall

      Days mine operated last 12 months: 250
      Tons produced last 12 months: 750,000

      Average number of production employees at this mine for the last 12 months: _______________________________
      Twelve-month production at normal capacity: 800,000 (tons)
      Expected mine life at normal production: 4 (years)
      Is mine's full production at normal capacity available for sale? | | Yes |X| No If no, what percentage? 20 %

      Subcontractor(s) | | will |X| will not mine any coal described herein. List on a separate sheet each subcontractor's name, address, type of mine operation, and the contractual basis for the production of coal.

Producer |X| will | | will not weigh on certified |X| track or | | belt scales; or |X| will weigh barge coal by displacement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(3) Producer has been in the business of operating coal mines for 17 years and |X| owns the described mining property

      or |X| leases the described mining property from various
                                                       (Name and Address)

      on the basis of (royalty or otherwise) royalty

      The rights to the property are recorded in the public records of Pike County, State of Kentucky volume Various, page Various.
--------------------------------------------------------------------------------
TVA 19708 (P.PROD. 3-91) Page 1 of 2

--------------------------------------------------------------------------------
(4)   Representative analysis of coal available for sale to TVA from this mine:
      (The analysis shown in the term, spot, or short-term coal offer shall be used for evaluation and shall become the Guaranteed Analysis in the event a contract is awarded.)

                                          Ash Softening temperature
Total Moisture                  8.0  %     (H = W on a reducing basis)   2600 'F
Ash (dry basis)                13.5  %    Ash Fluid Temperature
Sulfur (as received)         0.75-1.5%     (on a reducing basis)         2700 'F
Btu/lb. (as received)           12,200    Volatile Matter (dry basis)    38   %
Lbs - of SO(2) per million Btu  1.3-2.4   Grindability (Hardgrove index) 44
|X| Raw | | Washed      | | Both          Chlorine (dry basis)           0.1  %
                                          Size:   2   " X  0  "

--------------------------------------------------------------------------------

Part B (Part B is to be completed ONLY if the offer is submitted by an agent on behalf of a coal Producer.)

--------------------------------------------------------------------------------

      Producer has designated _________________________________________ as its
                                  (Full Company Name of Agent)
      | | authorized or | | exclusive

      sales agent to offer the described coal to TVA until revoked in writing. The Producer also designates said agent as its attorney-in-fact for the purpose of handling (check one) | | in Producer's name or | | in said agent's name all transactions and relationships with TVA affecting the Producer that are related to offering the described coal, including specifically, but without limitations to, (1) entering into, amending, or terminating a coal supply contract; (2) complying with contract's reclamation and conservation requirements, including submitting, modifying, and interpreting any required maps or plans; (3) settling any claim or dispute and executing any release; (4) giving and receiving notices; (5) billing for coal furnished; (6) receiving payment for coal furnished; and (7) assigning money due or to become due.

--------------------------------------------------------------------------------

Part C

--------------------------------------------------------------------------------

      The Producer has read and understands the provisions of the coal solicitation which will become part of any contract awarded and is prepared to produce and deliver in accordance with and subject to such contract up to quoted tons of coal a week.

      The Producer hereby certifies that the foregoing statements are true and correct. If requested by TVA, the Producer will furnish additional information bearing on it ability to produce the coal offered.

--------------------------------------------------------------------------------
Producer (Full Company Name):                Signature (must be original -
                                               Please Print/Type and Sign):


     Costain Coal Inc.                       /s/ Daniel L. Vaughn
--------------------------------------------------------------------------------
Street or Box Number:                        Title of Person Authorized to Sign:
     249 E. Main Street                        Director, Business Development
--------------------------------------------------------------------------------
City, State, and Zip Code:                   Producer's Telephone:
     Lexington, KY 40507                     (606) 255-4006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      THE FOLLOWING NOTARIZATION IS NOT REQUIRED IF THE PRODUCER IS OFFERING THE COAL IN ITS OWN NAME WITHOUT THE SERVICES OF AN AGENT.

      STATE OF__________________, COUNTY OF________________, on
      the_______________ day of________________, 19___,
      ________________________________________________, to me personally known,
     (Name of Person Signing this Producer's Statement)

      appeared before me and being by me duly sworn did say he/she is_________(owner/partner*) of the firm described in the foregoing instrument, and that he/she is executing the same with full authority so to do and as the free act and deed of such Producer.

      Witness my hand and seal this__________________________day of ___________________, 19_______.

      My Commission Expires: __________________NOTARY PUBLIC___________________

--------------------------------------------------------------------------------
*Designate which is applicable; if the Producer is a corporation, the person signing the instrument should insert his/her official title.

TVA 19708 (P.PROD. 3-91) Page 2 of 2

                      GENERAL LONG-TERM CONTRACT CONDITIONS

      1. Verification of Data, Inspection of Records and Mine Sources: TVA, its employees, agents, or representatives, shall have the right, after prior notice and at a reasonable time to inspect Contractor's or, if applicable, its producer's records and mines and related facilities to verify the accuracy of the data supplied by Contractor to support its request for price adjustments or to establish Contractor's actual cost change under section 10, Contract Price Adjustments, in the Base Contract and for purposes of determining Contractor's compliance with the provisions of this contract. Information obtained by TVA, its employees, agents, or representatives, in examining Contractor's or its producer's records or inspecting Contractor's or its producer's mines shall not be disclosed to third parties without the Contractor's consent, unless disclosure is ordered by a court of competent jurisdiction, is made for purposes of any litigation or proceeding (judicial, administrative, or investigatory) involving this contract, or is otherwise required by law.

      2. Coal Mining Reclamation and Conservation Requirements. The following TVA reclamation and conservation requirements are applicable to all spot contracts for the purchase of coal:

            a. TVA Policy On Areas From Which Coal Will Be Procured: Coal Mining
- Land and Water Resource Protection. TVA accepts no coal mined from locations in or near areas officially designated by state or federal agencies, or identified by TVA, as wild or scenic river areas, wild, wilderness, natural, scenic, public recreation areas or under study pursuant to legislative authority for any such official designation, except where special circumstances exist. No coal will be accepted from locations in or near areas designated under legislative authority as potential sites for the above uses unless, after coordination with the appropriate agencies, TVA determines that the coal can be mined without substantially adversely affecting the area's potential for such use. In such cases and also in cases involving offerings of coal from mines in or near other visually important areas such as major highways or population centers, special provisions designed to protect aesthetic values may be incorporated in the purchase contracts. No coal will be accepted from areas in which, in TVA's judgment, mining would adversely affect a public water supply and such adverse effect cannot be avoided by proper reclamation.

            b. Contractor agrees that all sources of coal delivered shall be in full compliance with all state and federal reclamation laws, including the Surface Mining Control and Reclamation Act of 1977 and all regulations issued thereunder. Violations of any such law or regulation shall constitute a breach of contract, entitling TVA to exercise its remedies under this contract or as provided by law. TVA will not accept coal mined from any source, stockpile, or otherwise during any period when the source is subject to a cessation order issued by the Office of Surface Mining and Reclamation (OSM) or any state reclamation enforcement agency for violation of reclamation requirements. TVA also reserves the right to either terminate this contract or suspend deliveries under the contract from any source whatsoever when any authorized source listed in the contract, or as it may hereafter be amended, is subject to a cessation order. Coal which is not delivered due to such cessation order or suspension shall not be considered excusable, and TVA may purchase replacement coal for the Contractor's account. If, upon appeal by the Contractor under OSM's or the appropriate state's regulations, a cessation order is held to have been improperly issued, the Contractor shall not be liable for the cost of replacement coal, and any coal not delivered due to the order or suspension may, at Contractor's option, be cancelled or rescheduled upon delivery terms reasonably acceptable to TVA. This constitutes Contractor's exclusive remedy against TVA in the event of a wrongful issuance of a cessation order by OSM or a state agency.

            c. TVA reserves the right to require and Contractor agrees to perform over and above the requirements specified by law any special or additional reclamation work which TVA deems necessary to ensure that the mining operation complies with TVA's overall policy for protection and enhancement of the environment. TVA agrees to compensate Contractor for the performance of such work in an amount to be mutually agreed upon before the commencement of work. No work performed by Contractor shall be deemed special or additional reclamation work for the purposes hereof unless it is so designated in writing by the Contract Administrator.

            d. TVA, its agents, and assigns shall have the right to enter upon any of the land affected by Contractors mining operation, at any time and without the necessity of giving notice, for any purpose related to enforcing these reclamation and conservation requirements or to observe mining or reclamation completed or in progress.

            e. TVA will not accept coal from sources mined under the 16-2/3 percent exemption allowed under P.L. 95-87, unless it can be documented that the source will be mined and reclaimed to the performance standards established under P.L. 95-87 and furthermore, that the operation has the concurrence of the coal mining and regulatory (primacy) authority established by this law in the state from which the coal is to be mined.

      3. Relationship of Parties - Producer's Statement:

            a. Regardless of whether the Contractor is the producer of the coal to be furnished or is the sales agent of one or more producer, the Contractor binds and obligates itself for the full and faithful performance of the contract in its entirety.

            b. If the Contractor is not the producer of the coal to be delivered hereunder, Contractor represents that it has contracted directly with the producer(s) who has (have) executed the Coal Producer's Statement(s) for the delivery of the coal to TVA.

      4. Nonassignability; Subcontracts; Designation and Termination of Agent:

            a. Neither this contract nor any interest herein or any payments hereunder shall be assigned without the written consent of TVA, which consent TVA may withhold in its sole discretion. In the event TVA shall give such consent, the same shall not be construed as a waiver of this provision with regard to any subsequent assignment.

            b. The Contractor shall, on request, file with TVA copies of all subcontracts and terms of all commitments with subcontractors, and TVA shall have the right to disapprove any thereof within five (5) days after receipt of such information.

            c. No designation of any agent by the Contractor to submit invoices, receive payments, or take any other action in connection with the performance or administration of this contract shall be effective or recognized by TVA until the Contractor has given written notice of such designation and TVA has given Contractor specific written notice of its approval thereof.

            d. If Contractor notifies TVA in writing of the termination of any agent that Contractor may have theretofore designated to administer this contract on its behalf, TVA may thereafter rely on such notice of termination in all dealings with Contractor or a successor agent.

      5. Waivers: No waiver of any breach of this contract shall be held to be a waiver of any other breach. Unless a remedy is expressly designated as exclusive, all remedies afforded under the contract shall be in addition to every other remedy provided herein or by law.

      6. Officials Not To Benefit: No member of or delegate to Congress or Resident Commissioner, or any officers, employee, special Government employee, or agent of TVA shall be admitted to any share or part of this contract or to any benefit that may arise therefrom unless it be made with a corporation for its general benefit; nor shall the Contractor offer or give, directly or indirectly, to any officer, employee, special Government employee, or agent of TVA any gift, gratuity, favor, entertainment, loan, or any other thing of monetary value, except as provided in 5 C.F.R. part 2635. Breach of this provision shall constitute a material breach of this contract and TVA shall have the right to exercise all remedies provided in this contract or at law.

      7. Contingent Fees: The Contractor warrants that no person or selling agency has been employed or retained to solicit or secure this contract upon an agreement or understanding for a commission, percentage, brokerage, or contingent fee, excepting bona fide employees or bona fide established commercial or selling agencies maintained by the Contractor for the purpose of securing business. For breach or violation of this warranty, TVA shall have the right to terminate this contract without liability or in its discretion to deduct from the contract price or consideration the full amount of such commission, percentage, brokerage, or contingent fee.

      8. Convict Labor: Contractor shall not employ in the performance of this contract any person undergoing sentence of imprisonment at hard labor.

      9. Walsh-Healey Act. All the representations and stipulations in 41 C.F.R., ss. 50-201, are incorporated by reference.

      10. Discrimination on the Basis of Age. Contractor shall comply with Executive Order 11141.

      11. Small Business Policy. The requirements of 15 U.S.C ss. 637(d) are incorporated by reference.

      12. Liquidated Damages for Subcontracting Plans.

            a. Failure to make a good-faith effort to comply with the subcontracting plan, as used in this clause, means a willful or intentional failure to perform in accordance with the requirements of the subcontracting plan approved under the section of the Request for Proposals titled SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS SUBCONTRACTING PLAN (attached to this contract and made a part hereof) or willful or intentional action to frustrate the plan.

            b. If, at contract completion, or in the case of a commercial products plan, at the close of the fiscal year for which the plan is applicable, the Contractor has failed to meet its subcontracting goals and the Contracting Officer decides in accordance with paragraph (c) of this clause that the Contractor failed to make a good-faith effort to comply with its subcontracting plan the Contractor shall pay TVA liquidate damages in an amount stated The amount of damages attributable to the Contractor's failure to comply shall be an amount equal to the actual dollar amount by which the Contractor failed to achieve each subcontract goal or, in the case of a commercial products plan, that portion of the dollar amount allocable to government contracts by which the Contractor failed to achieve each subcontract goal.

            c. Before the Contracting Officer makes a final decision that the Contractor has failed to make such good-faith effort, the Contracting Officer shall give the Contractor written notice specifying the failure and permitting the Contractor to demonstrate what good-faith efforts have been made. Failure to respond to the notice may be taken as an admission that no valid explanation exists. If, after consideration of all the pertinent data, the Contracting Officer finds that the Contractor failed to make a good-faith effort to comply with the subcontracting plan, the Contracting Officer shall issue a final decision to that effect and require that the Contractor pay the government liquidated damages as provided in paragraph b. of this section.

            d. With respect to commercial products plans, i.e., company-wide or division-wide subcontracting plans, the Contracting Officer of the agency that originally approved the plan will exercise the functions of the Contracting Officer under this clause on behalf of all agencies that awarded contracts covered by that commercial products plan.

            e. The Contractor shall have the right of appeal, under the section in this contract titled DISPUTES, from any final decision of the Contracting Officer.

            f. Liquidated damages shall be in addition to any other remedies that TVA may have.

      13. Utilization of Woman-Owned Business Concerns. It is the policy of the United States Government that woman-owned businesses shall have the maximum practicable opportunity to participate in the performance of contracts awarded by any federal agency.

            The Contractor agrees to use its best efforts to carry out this policy in the award of subcontracts to the fullest extent consistent with the efficient performance of this contract. As used in this contract, a "woman-owned business" concern means a business that is at least 51% owned by a woman or women who also control and operate it. "Control" in this context means exercising the power to make policy decisions. "Operate" in this context means being actively involved in the day-to-day management.

      14. Affirmative Action and Equal Opportunity. To the extent applicable, this contract incorporates by reference the "Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era" clause, 41 C.F.R. ss. 60-250.4; the "Affirmative Action for Handicapped Workers" clause, 41 C.F.R. ss. 60-741.4; and the "Equal Opportunity" clause, 41 C.F.R. ss. 60-1.4. Contractor shall comply with applicable regulatory requirements, including information reports and affirmative action programs. By submitting its offer, offeror, applicant, or subcontractor certifies it does not maintain segregated facilities at its establishments; does not permit employees to perform their services at any location, under its control, where segregated facilities are maintained; will not maintain segregated facilities; and will not permit employees to perform their services at locations, under its control, where segregated facilities are maintained. It agrees that breach of this certification violates this section. Segregated facilities means any waiting rooms, work areas, restrooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, housing facilities provided for employees which are segregated by explicit directive or are in fact segregated on the basis of race, religion, color, or national origin, because of habit, local custom, or otherwise. It further agrees that it will obtain identical certifications from proposed subcontractors prior to award of subcontracts exceeding $10,000 which are not exempt from this section; will retain such certifications; and will forward the following notice to such proposed subcontractors (except where proposed subcontractors have submitted identical certifications for specific time periods):

      Notice to Prospective Subcontractors of Requirement for Certifications of Nonsegregated Facilities. A Certification of Nonsegregated Facilities must be submitted prior to award of a subcontract exceeding

      $10,000 which is not exempt from this clause. Certification may be submitted for each subcontract or for all subcontracts during a period (i.e., quarterly, semiannually, or annually). NOTE: The penalty for making false statements in offers is prescribed in 18 U.S.C. ss. 1001.

      15. Environmental Protection Agency (EPA) Regulations. In accordance with regulations issued by the EPA pursuant to implementation of Section 306 of the Clean Air Act, Section 508 of the Federal Water Pollution Control Act, and Executive Order 11738, the section entitled Environmentally Acceptable Facilities; Clean Air and Water shall be made a part of any contract exceeding $100,000 entered into by TVA.

      16. Safety and Health. All sources supplying coal purchased under this contract shall be in full compliance with the Federal Mine Safety and Health Act of 1977 and regulations issued thereunder. Failure to comply shall constitute a breach of contract, permitting TVA to exercise its remedies under this contract or as provided by law.

      17. Anti-Kickback Procedures. In its operations and business relationships, Contractor shall have in place and follow reasonable procedures designed to prevent and detect possible violations of the Anti-Kickback Act of 1986 (41 U.S.C. ss.ss. 51-58), (Act). If Contractor believes a violation of the Act may have occurred, it shall promptly give TVA's Inspector General written notice. Contractor shall cooperate fully with TVA or any other federal agency investigating a possible violation of the act. Contractor agrees to incorporate the substance of this section, including this sentence, in all subcontracts under this contract.

      18. Drug-Free Workplace. In submitting its offer, Contractor certifies it will comply with Public Law No. 100-690, the Drug-Free Workplace Act of 1988.

      19. Environmentally Acceptable Facilities; Clean Air and Water. Contractor hereby stipulates and agrees as follows:

            (1) That Contractor included in its offer a statement listing any facility or facilities to be utilized in performance of this contract or any subcontract enabling the performance of this contract which are listed on the Environmental Protection Agency's List of Violating Facilities issued pursuant to Section 15.20 of Title 40, Code of Federal Regulations. If no such list is included in accordance with the foregoing, then submission of a offer shall constitute certification by the offeror that any facility or facilities to be utilized in performance of this contract or any subcontract enabling the performance of this contract are not listed on the Environmental Protection Agency's List of Violating Facilities issued pursuant to Section 15.20 of Title 40, Code of Federal Regulations.

            (2) To comply with all the requirements of Section 114 of the Clean Air Act and Section 308 of the Federal Water Pollution Control Act relating to inspection, monitoring, entry, reports, and information, as well as all other requirements specified in Section 114 and Section 308 of the Clean Air Act and the Federal Water Pollution Control Act, respectively, and all regulations and guidelines issued thereunder.

            (3) That Contractor shall notify the awarding official of the receipt of any communication from the Director, Office of Federal Activities, U.S. Environmental Protection Agency, indicating that a facility to be utilized for this contract is under consideration to be listed on the EPA List of Violating Facilities. Prompt notification shall be required prior to contract award.

            (4) That Contractor will include or cause to be included the criteria and requirements in subparagraphs (1) through (4) of this provision in all subcontracts of $l00,000 or more and all subcontracts for indefinite quantities which may be $100,000 or more in any year, and Contractor will take such action as TVA may direct as a means of enforcing such provisions. Contractor shall not award a subcontract without the prior written approval of TVA to any subcontractor whose performance would involve the use of any facility or facilities which are listed on the Environmental Protection Agency's List of Violating Facilities.

      20. Price or Fee Adjustment for Illegal or Improper Activity. The text of Federal Acquisition Regulation, Section 52.203-10 is incorporated by reference.

[TVA LOGO]
Tennessee Valley Authority, 1101 Market Street, Chattanooga, Tennessee
37402-2801

February 1, 1996

Dear Prospective Offeror:

                                    SECTION I

                                 REQUISITION 33

                              REQUEST FOR PROPOSALS

The Tennessee Valley Authority (TVA) is interested in receiving three-, six- and ten-year term proposals to supply coal to meet the fuel requirements of various fossil plants.

All proposals should specify total tonnage offered for these term periods. TVA expects to purchase up to 6.0 million tons per year from this solicitation; provided, however, that TVA may accept all or, with approval of the offerer, any portion of an individual proposal, and TVA reserves the right to reject any and all proposals. TVA also reserves the right, at any time, to purchase coal other than pursuant to this Request for Proposals (RFP). The conditions set forth in
Section III, TERM PROPOSAL INFORMATION AND CONDITIONS, shall apply to this RFP and offers received hereunder. This RFP consists of this letter (Sections I, II and III), forms TVA 9910, 9903A, 9903B, 9903C, 9903D, and 19708; Summary of
Offers; and the Term Coal Contract, the terms of which are incorporated herein by reference as if fully set forth.

If you wish to make an offer, please complete all the information required in the attachments.

By submission of a completed and executed Term Coal Proposal, form TVA 9910, in response to this RFP, the offerer agrees that any contract or contracts resulting from TVA's acceptance of such proposal shall consist of the said Term Coal Proposal, this RFP, and the Term Coal Contract, executed by the Fuel Buyer or other authorized TVA representative.

All requested information must be furnished in the detail specified. TVA encourages all offerors to submit offers which are in conformance with the terms and conditions of this RFP. TVA reserves the right to reject any proposal that is incomplete or takes exception to TVA's terms and conditions. TVA reserves the right to award contracts under this RFP on the basis of initial proposals without discussions. In any case where the words "bidder" or "bid" are used they shall be deemed to mean "offerer" and "offer," respectively.

Information contained in unsuccessful proposals will be disclosed to third parties only as required by law.

Prospective Offeror
Page 2
February 1, 1996

In order to submit a proposal under this RFP, the offeror must complete and return only the following:

      Form TVA 9910 - Term Coal Proposal (no duplicate needed)
      Form TVA 9903A - Typical Coal Quality Analysis (see Note below)
      Form TVA 9903B - Requirement for Certificate of Procurement Integrity Form TVA 9903C - Taxpayer Reporting Requirements
      Form TVA 9903D - Equal Opportunity Representation
      Form TVA 19708 - Coal Producer's Statement (if not already on file) Summary of Offer(s)

      NOTE: TVA will utilize a Coal Quality Impact Model for the evaluation of all offers. In order to ensure effective evaluation, it is important that the coal quality specified by the offeror is the typical quality of the coal offered. Accordingly, the offeror must indicate its typical (expected) coal quality specifications when submitting the analysis on forms 9910 and 9903A. Those offerors submitting proposals for coal to be washed at the Paradise plant should also provide a washability analysis of the coal at a 1.6 specific gravity.

Proposals are to be sealed and envelopes marked "Term Coal Proposal" using the enclosed label. Proposals sent overnight mail (Federal Express, etc.) should be enclosed in an envelope, sealed, and marked with the enclosed label. No facsimiles will be accepted. Offers must be received by TVA no later than 4:15 p.m. Eastern Time, March 4, 1996 (Proposal Closing Date). Offers shall remain open for acceptance by TVA through July 1, 1996 and may not be withdrawn by offeror during such period. TVA's acceptance may be communicated by phone, followed by a written acceptance.

Please note the important information in Section II. Direct all your inquiries to me; however, mail your proposal(s) to the following address:

Tennessee Valley Authority
Fuel Acquisition and Supply
1101 Market Street, LP 5G
Chattanooga, Tennessee 37402-2801

Sincerely,


/s/ R. Stephen Blackburn
-----------------------------
R. Stephen Blackburn
Fuel Buyer


/s/ James M. Bach
-----------------------------
James M. Bach
Fuel Buyer

                                   SECTION II

                                 REQUISITION 33

BIDDERS' MEETING:        There will be a meeting to answer any questions
                         concerning this solicitation on February 8, 1996 at 8:30 A.M. EST in the Missionary Ridge Auditorium of
                         TVA's Chattanooga Office Complex. Those unable to attend will be forwarded any information disseminated at the meeting, as well as any questions asked and answers provided.

PROPOSAL CLOSING DATE:   March 4, 1996

PLANTS:                  Various

STARTING DATE:           Approximately January 1, 1997

TERM:                    3 years - Subject to Price Adjustment

                         6 years - Subject to Price Adjustment with a total
                                   contract reopener effective at the 3rd year anniversary

                         10 years - Subject to Price Adjustment with a price
                                    reopener effective at the 5th year
                                    anniversary

TONNAGE REQUIREMENTS:    Proposals may be for up to 6.0 million tons per year
                         with a plus or minus 20% flexibility on 30-days' notice. Proposals are not subject to a minimum annual tonnage; provided however, TVA may find it necessary, and reserves the right, to reject any offers that in TVA's judgement offer quantities that would result in inefficient transportation or supply arrangements.

COAL QUALITY:            Coals offered in response to this RFP must meet the
                         following specifications.

                         Moisture          35% maximum
                         Ash               18% maximum
                         Volatile Matter   27% minimum
                         Btu               8200 Btu/lb minimum
                         SO(2)             5.0 lb/mmBtu maximum
                         Grind             35 H.G.I. minimum
                         Chlorine          0.29% maximum


                         Offerors must offer their coal at the typical specifications they expect to deliver. The cost of plant modifications in order to efficiently burn a particular coal will be a part of the evaluation process. The above specifications are not applicable for raw coal to be washed by TVA at the Paradise plant. Offerors should refer to the plant specifications for coal quality of coal to be washed.

TYPICAL ANALYSIS:        The Typical Analysis (See forms TVA 9910 and 9903A)
                         will be used for evaluating the offeror's proposal and, if a contract is awarded, for determining the adjustments for coal quality under Section 8 of the Term Coal Contract. The Rejection/Suspension
                         Specifications to be set forth in Subsection 9.a. of the Term Coal Contract shall be based on the Typical
                         Analysis and determined as shown in Exhibit I to this
                         Section II. TVA may reject offers that specify a Typical Analysis that in TVA's judgement, is not representative of the coal actually to be shipped.

PRICES ADJUSTMENT:       Prices will be adjusted at a flat rate of 1% annually
                         and for any changes in per ton assessments imposed industry-wide by state or federal law.

TERMS AND CONDITIONS:    In order to ensure TVA is able to evaluate an offeror's
                         proposal, the proposal should conform to the terms and conditions of this Request for Proposals (including the price adjustment provisions). Exceptions to TVA's standard terms and conditions may impact the evaluation of offeror's proposal or may result in the rejection of the proposal without discussion. In the event TVA elects to accept an offer or offers of raw coal to be washed at TVA's Paradise plant the terms and conditions of the Term Coal Contract will be modified accordingly.

TRANSPORTATION REQUIREMENTS: All barge offers should be quoted in the barge at origin and all rail offers should be quoted in the rail car at origin.

PLANT SPECIFICATIONS (1):

PARAMETER                   COLBERT 1-4        COLBERT 5        JOHNSONVILLE
Moisture (Max)                 13.0%             10.0%             12.0%
Ash (Dry) (Max)                15.0%             15.0%             15.0%
Volatile Matter (Dry) (Min)    35.0%             35.0%             30.0%
SO(2)/mmBtu (Max)(2)            2.0               3.8               3.2
Heating Value (AR) (Min)      11,000 Btu        11,000 Btu        11,500 Btu
Ash Fusion (h=w) (Min)        1950(degrees)F    2300(degrees)F    2100(degrees)F
Chlorine (Dry) (Max)           0.29%             0.29%             0.29%
Grind (Min)                    50(3)               50                50


PARAMETER                   WIDOWS CK 1-6      GALLATIN         PARADISE 3
Moisture (Max)                 13.0%             13.0%             13.0%
Ash (Dry) (Max)                15.0%             15.0%             15.0%
Volatile Matter (Dry) (Min)    27.0%             35.0%             33.0%
SO(2)/mmBtu (Max)(2)            1.4               4.8               5.0
Heating Value (AR) (Min)      11,000 Btu        11,000 Btu        11,000 Btu
Ash Fusion (h=w)(Min)         1950(degrees)F    1950(degrees)F
Chlorine (Dry) (Max)           0.29%             0.29%             0.29%
Grind (Min)                    50(3)               50                50
Ash Fluid Temperature (Max)                                       2400(degrees)F

PARAMETER                     PARADISE 3
                                RAW
Moisture (Max)                  10.0%
Ash (Dry) (Max)                 25.0%
Volatile Matter (Dry) (Min)     33.0%
Sulfur (AR) (Max)                5.5%
Sulfur (AR) (Min)                1.5%
Heating Value (AR) (Min)       9,800 Btu
Chlorine (Dry) (Max)             0.29%
Grind (Min)                      50
Ash Fluid Temperature (Max)    2400(degrees)F

                              COAL WASHED @ 1.6 sp. gr.
Moisture (Max)                 13.0%
Ash (Dry) (Max)                15.0%
SO(2)/mmBtu (Max)(2)            5.0
Heating Value (AR) (Min)       11,000 Btu

(1) These specifications are given for reference only. As indicated above bidders are required to offer the coal quality they expect to ship. TVA may consider modifications to a plant that could affect its specifications.

(2)   SO(2)/mmBtu is calculated by the following formula:

      SO(2)/mmBtu = ((percent sulfur(as-received) X 19500)/(as-received Btu))

(3) For units Widows Ck. 1-6 and Colbert 1-4, TVA will accept coal with a minimum grindability index of 45, provided the minimum heat value is 12,000 Btu/lb. For each increment decrease in grindability index from 50 to 45, the heat value must increase by 200 Btu/lb in the range from 11-12,000 Btu/lb.

                                    Exhibit I

                CALCULATION OF REJECTION/SUSPENSION SPECIFICATION

The Rejection/Suspension Specifications will be calculated as follows.


Lbs of SO(2) per million Btu    Not more than the Typical Analysis + 0.25 pounds
                                per million Btu or the plant specification, whichever is less.

Total Moisture                  Not more than the Typical Analysis + 2.0% or the
                                plant specification, whichever is less.

Sulfur (as-received)            Not more than the Typical Analysis + 0.3% or the
                                plant specification, whichever is less.

Sulfur (as received)            Not less than the Plant Specification, if
                                applicable

Ash (as-received)               Not more than the Typical Analysis + 2.0% or the
                                plant specification, whichever is less.

Ash (dry basis)                 Plant Specification

Btu/lb (as-received)            Not less than the Typical Analysis X 97.0% or
                                the plant specification, whichever is more.

Ash fusion temperature
reducing atmosphere
   Initial                      Plant Specification
   Softening (Hemispherical)    Plant Specification
   Fluid                        Plant Specification

Volatile Matter (dry basis)     Plant Specification

Grindability (Hardgrove Index)  Plant Specification

Chlorine (dry basis)            Plant Specification

                                   SECTION III

                       PROPOSAL INFORMATION AND CONDITIONS

                                 REQUISITION 33

      1. METHOD OF PROPOSAL. Coal must be offered on TVA's Term Coal Proposal form TVA 9910. If coal is offered to TVA in accordance with this Request for Proposals and TVA notifies the offeror of the acceptance of its proposal by July 1, 1996, the offeror's Term Coal Proposal, the Request for Proposals, and the TVA's Term Coal Contract become a legally binding contract, and no changes can be made to such except by mutual consent. All proposals must be submitted on forms provided by TVA and any proposals not so submitted may not be considered.

      2. INFORMATION REQUIRED OF OFFERORS. (a) Each offeror must supply all the information and certifications called for by the Term Coal Proposal, form TVA 9910 and by forms TVA 9903A-D. Additional information which the offeror deems pertinent may be included on extra sheets of paper (except as provided in Section 3, ACCEPTANCE/REJECTION OF PROPOSALS).

      (b) Offerors must also furnish TVA a Coal Producer's Statement, form TVA 19708, executed by the producer for each mine from which the offeror offers coal to TVA. If a Producer's Statement covering the mine in a given proposal is not already on file, it should accompany the proposal. If a Producer's Statement is not in TVA's possession at the time proposals are closed, the proposals may not be considered for award. Once on file, the Statement need not accompany each subsequent proposal. (A specific location map of each mine must also accompany each Producer's Statement) If a change should occur in the information shown on the Statement, a new Statement should be filed when coal is offered from that mine. TVA requires an updated Producer's Statement from offerors or producers no less frequently than on an annual basis.

      (c) TVA reserves the right to require any offeror to furnish information pertaining to its ability to fulfill the contract, including but not limited to, the offeror's and producer's capitalization, equipment owned, names of officers and directors and/or names of partners, recent financial statements, and satisfactory evidence of ability to meet the quality guarantee (e.g., a copy of a recent analysis from another customer or a certified laboratory).

      3. ACCEPTANCE/REJECTION OF PROPOSALS. (a) Proposals, together with information required to be submitted with proposals, must be received at TVA's offices at 1101 Market Street, LP 5G-C, Chattanooga, Tennessee 37402-2801, prior to 4:15 p.m. (Chattanooga time (Closing Time)) on the Proposal Closing Date specified in this Request for Proposals. Hand-delivered proposals may not be delivered to Fuel Acquisition and Supply personnel but shall be left at the Reception Desk of Lookout Place. If any part of the required information is not in TVA's possession at the time proposals are closed, TVA may decline to consider it for award. Offers, together with the required information, not physically in TVA's possession at the Closing Time will not be considered. After the Closing Time, no changes in offers will be permitted which would affect the offeror's competitive position. Offers shall remain open for TVA's acceptance until July 1,1996 and may not be withdrawn after Closing Time on the Proposal Closing Date without the consent of the Fuel Buyer. Award of contracts for supplying coal to each fossil plant will be made to those responsive and responsible offerors offering coal at the lowest evaluated delivered cost per million Btu, determined in accordance with Section 4 hereof, except that TVA reserves the right to consider other pertinent factors in determining which offers are most advantageous to TVA in terms of price, quality and delivery.

      (b) TVA reserves the right to reject all offers and to reject specifically, without regard to comparative price, any offer which in TVA's sole judgment (1) offers coal that has undesirable burning, handling, or other objectionable characteristics; (2) offers coal that, on the basis of TVA's or the Bureau of Mines records, will not meet the requirements stated in the Request for Proposals or has been misrepresented in the offer; (3) is submitted by or for a supplier or producer who has failed under previous contracts to meet guaranteed analysis. make deliveries on schedule, or otherwise failed to act responsibly as contractor or as agent or to meet or comply with other contractual obligations including failure to perform required reclamation and conservation work, or who has a record of unsatisfactory compliance with the Surface Mining Control and Reclamation Act of 1977, as amended, and the rules and regulations issued pursuant thereto, or the Federal Mine Safety and Health Act of 1977, as amended, and the rules and regulations issued pursuant thereto;
(4) designates an agent for the administration of the contract or a producer who has a record of association with contracts with the United States or any of its agencies which have not been performed satisfactorily or who is debarred from entering into contracts with the United States or any of its agencies because of the violation of any Federal law, including but not limited to the Walsh-Healey Act (41 U.S.C. Sec. 37); (5) fails to forward all required information or demonstrate to TVA's satisfaction that the offeror has the ability to fulfill a contract under the terms and from the sources indicated in the offer; (6) offers coal from a source which in TVA's sole judgment is unacceptable under applicable environmental laws or regulations or TVA's environmental policies; and (7) offers coal from a source that has not been tested by TVA or for which acceptable test analyses are not yet available.

      It is very important that all offers be based upon the same contract terms and conditions. Offers may be rejected if they (or any transmittal letter, attachment, form or paper which is made a part of the offer) contain any exception, condition, restriction, or term (1) which is in conflict in any way with the terms and conditions of this Request for Proposals, including any addenda thereto, or TVA's Term Coal Contract or (2) which, although not in conflict with any specific condition, term or provision of the foregoing, introduces a new condition, term, or provision which is unacceptable to TVA.

      (c) TVA reserves the right to waive any informality in the offers.

      4. EVALUATED DELIVERED COST. The method of determining the delivered cost of coal for each offer will be as follows:

      (a) The total price per ton of coal delivered to the respective plant (transportation included) will be used for evaluation purposes. Rail coal will be evaluated using the price f.o.b. rail cars at the offeror's rail loading point, with TVA rate(s) for the rail services to the respective plant. Barge coal will be evaluated using the price f.o.b. barges at the loading dock, with TVA's rates for the barging services to the respective plant. TVA will utilize a Coal Quality Impact Model (CQIM) for evaluation of all offers.

      (b) TVA reserves the right to ship to any destination coal purchased f.o.b. any shipping point or any plant.

      (c) TVA reserves the right to evaluate western-origin coals separately from eastern-origin coals and barge coal separately from rail coal.

      5. TVA ASSISTANCE. Fossil Fuels' buyers and administrators are available to assist offerors in completing proposals, explaining any of the provisions contained in the Request for Proposal document and TVA's procurement procedures. If you desire such assistance or have any questions, please contact us. Offers and requests for information should be directed to the Tennessee Valley Authority Fossil fuels, 1101 Market Street, LP 5G, Chattanooga, Tennessee 37402-2801, telephone number (423)\751-4529.

      TVA maintains a staff of geologists and engineers who are also available to assist offerors in technical matters and on questions related to coal reserves. Please direct such inquiries to the Manager, Fuel Operations, 1101 Market Street, LP 5H, Chattanooga, Tennessee 37402-2801, telephone number
(423)\751-2064.

      6. VIOLATING FACILITIES. TVA will not award a contract pursuant to this Request For Proposals to any offeror, nor will TVA approve award of a subcontract to any subcontractor, whose performance would involve the use of any facility or facilities which are listed on the Environmental Protection Agency's List of Violating Facilities, except to the extent TVA, in its sole judgment, determines that such contract or subcontract is exempt at the time of contract award from the provisions of Part 15 of Title 40, Code of Federal Regulations as set forth therein. As used herein "facility" shall have the meaning set forth in
Section 15.4 of Title 40, Code of Federal

Regulations.

      7. COAL MINING RECLAMATION AND CONSERVATION REQUIREMENTS. The reclamation and conservation requirements stated below shall be a part of any contract awarded for term coal to be produced by surface and/or underground mining. TVA reserves the right to inspect prior to award, the area(s) to be mined and the producer's facilities to ensure that the offeror understands and is capable of complying with these requirements and to reject any proposal that fails to conform to these requirements, including offers of coal that would be mined from any of the restricted or unminable areas described in Subsection (a) below. Consideration may not be given to any proposal for which the specific location map(s) is not in TVA's possession at the time proposals are due. The map(s) become a part (by reference) of any contract awarded for coal to be mined from the described location(s) after approval by TVA. All coal delivered to TVA must be mined from the area(s) identified in the specific location map(s) applicable to a given contract. Delivery of coal mined from any other location(s) than as applicable to a particular term coal contract will constitute a material breach of such contract.

      The following TVA reclamation and conservation requirements are applicable to all term contracts for the purchase of coal.

      (a) Coal Mining--Land and Water Resource Protection. TVA accepts no offers of coal mined from locations in or near areas officially designated by state or federal agencies, or identified by TVA as wild or scenic river areas or wild, wilderness, natural, scenic, public recreation areas or under study pursuant to legislative authority for any such official designation, except where special circumstances exist. No such offers will be accepted from locations in or near areas designated under legislative authority as potential sites for the above uses unless, after coordination with the appropriate agencies, TVA determines that the coal can be mined without substantially adversely affecting the area's potential for such use. In such cases, and also in cases involving offerings of coal from mines in or near other visually important areas such as major highways or population centers, special provisions designed to protect aesthetic values may be incorporated in the purchase contracts. No coal will be accepted from areas in which, in TVA's judgment, mining would adversely affect a public water supply and such adverse effect cannot be avoided by proper reclamation.

      (b) Specific Location Map. Offerors must furnish a map that specifically locates and outlines the area(s) to be disturbed during mining. This map should be approximately 8-1/2 x 11 inches in size, and the information required may be superimposed over a portion of a TVA or United States geological survey topographic map, scale 1 inch = 2,000 feet, or 1 inch = 1,000 feet. The map submitted to TVA must also include the producer's name and address, the state surface and/or underground mine permit numbers, M.S.H.A. numbers, the appropriate quadrangle name or designation, and access roads to the mining area(s). A new map must be submitted for each new mine offered.

      8. CERTIFICATION FOR CONTRACTS, GRANTS, LOANS, AND COOPERATIVE AGREEMENTS. By submission of a proposal under this Request for Proposals, the offeror certifies as follows:

      (a) No Federal appropriated funds have been paid or will be paid by or on behalf of the offeror to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative agreement.

      (b) If any funds other than Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with this Federal contract, grant, loan, or cooperative agreement, the undersigned shall complete and submit Standard Form-LLL, "Disclosure of Lobbying Activities," in accordance with its instructions.

      (c) The offeror shall require that the language of this certification be included in the award documents for all subawards at all tiers (including subcontracts, subgrants, and contracts under grants, loans, and cooperative agreements) and that all subrecipients shall certify and disclose accordingly.

      This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by 31\U.S.C. 1352. Any person who fails to file the required certification shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.

      9. EXCEPTIONS. By submission of a term coal proposal in response to this RFP, offeror conforms its proposal to the terms and conditions of TVA's Term Coal Contract, unless exceptions are clearly detailed in writing and submitted with proposal.

June 6, 1996


Steve Blackburn
LP 5G-C

REQ. 33 -- TERM COAL -- COSTAIN COAL COMPANY -- SUBCONTRACTING PLAN SP 96-38

The attached plan meets the criteria for an acceptable subcontracting plan and is hereby approved.

This plan should be incorporated and made a material part of the ensuing contract, and a copy of the acceptance page(s) should be furnished to this office upon award.


/s/ Vickie F. Thornhill

Vickie F. Thornhill, Specialist
Office of Small and Disadvantaged
Business Utilization

Attachment

1911j

SMALL-BUSINESS AND SMALL DISADVANTAGED BUSINESS SUBCONTRACTING PROGRAM

A.    PURPOSE:

      TO ESTABLISH A GENERAL POLICY AND PROCEDURE RELATING TO THE COMPANY'S SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS SUBCONTRACTING PROGRAM.

B.    POLICY:

      1. PLACE A FAIR PROPORTION OF ITS TOTAL PROCUREMENT FOR SUPPLIES, SERVICES, AND OTHER MATERIALS, WITH SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS CONCERNS, CONSISTENT WITH EFFICIENT AND TIMELY PERFORMANCE OF ITS CONTRACTS.

      2. ESTABLISH PERCENTAGE GOAL OF 21% AND 12,180,0O0 FOR THE UTILIZATION AS SUBCONTRACTORS OF SMALL BUSINESS CONCERNS: ESTABLISH PERCENTAGE GOAL 0F 5% AND $2,900,000 FOR THE UTILIZATION AS SUBCONTRACTORS OF SMALL BUSINESS CONCERNS OWNED AND OPERATED BY SOCIALLY AND ECONOMICALLY DISADVANTAGED INDIVIDUALS: ESTABLISH PERCENTAGE GOAL OF 3% AND $1,740,000 FOR THE UTILIZATION AS SUBCONTRACTORS OF SMALL BUSINESS CONCERNS OWNED AND CONTROLLED BY A WOMAN OR WOMEN.

      3. ASSIGN PUR & WHSE MANAGER, MR. CLETIS HUNT IS DESIGNATED AS THE SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS LIAISON OFFICER. HE OR A DULY AUTHORIZED REPRESENTATIVE SHALL ADMINISTER THE PLAN IN A MANNER WHICH WILL ENABLE SUCH CONCERNS TO BE CONSIDERED FAIRLY AS SUBCONTRACTORS AND SUPPLIERS.

      4. WILL INCLUDE INSTRUCTION IN THE REQUIREMENTS OF THIS POLICY AND ITS PROPER APPLICATION IN ALL TRAINING COURSES FOR PROCUREMENT PERSONNEL. ALSO, ASSURE THAT SMALL BUSINESS AND SMALL DISADVANTAGED CONCERNS WILL HAVE AN EQUITABLE OPPORTUNITY TO COMPETE FOR SUBCONTRACTS, PARTICULARLY BY ARRANGING SOLICITATIONS IN TIME FOR THE PREPARATION OF BIDS, QUANTITIES, SPECIFICATIONS, AND DELIVERY SCHEDULES SO AS TO FACILITATE THE PARTICIPATION OF SUCH CONCERNS.

      5. WILL INCLUDE THE SMALL BUSINESS POLICY CLAIMS IN ALL SUBCONTRACTS WHICH OFFER FURTHER SUBCONTRACTING OPPORTUNITIES, AND REQUEST ALL SUBCONTRACTORS WHO RECEIVE SUBCONTRACTS IN EXCESS OF $500,000 TO ADOPT A PLAN SIMILAR TO THIS PLAN.

      6. WHEN REQUIRED BY THE TERMS OF ANY GOVERNMENT PRIME CONTRACT, SUBMIT REPORTS AS REQUIRED BY THE SMALL DISADVANTAGED BUSINESS SUBCONTRACTING PROGRAMS. COOPERATE IN ANY STUDY OR SURVEYS CONDUCTED BY THE GOVERNMENT CONTRACTING OFFICER OR HIS DESIGNEES WHICH MAY BE NECESSARY TO DETERMINE THE EXTENT 0F THE COMPANY'S COMPLIANCE WITH APPLICABLE REGULATIONS.

      7. MAINTAIN A LIBRARY WHICH INCLUDES SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS CONCERNS SOURCE DIRECTORIES AND OTHER APPLICABLE LITERATURE. ALSO MAINTAIN RECORDS SUCH AS PURCHASE ORDERS, BID REQUEST, ETC. WHICH WILL DEMONSTRATE PROCEDURES WHICH HAVE BEEN ADOPTED TO COMPLY WITH THE REQUIREMENT AND GOALS SET FORTH IN THE PLAN.

                                 REQUISITION 33
                TERM COAL PROPOSAL - PROPOSALS DUE MARCH 4, 1996

To: Tennessee Valley Authority, Fuel Acquisition & Supply, 1101 Market Street, Chattanooga, Tennessee 37402-2801

The Request for Proposals for Term Coal and Term Coal Contract apply to this offer and any acceptance of it by TVA. Offers may not be withdrawn after proposal closing without the consent of the Fuel Buyer. The undersigned offers and agrees, if this proposal is accepted by July 1, 1996, coal will be furnished as follows:

=================================================================================================================
  Three (3) Years Term         Six (6) Years Term           Ten (10) Years Term       Early Payment Discount
                            Third (3rd)Year Reopener  Fifth (5th)Year Price Reopener
=================================================================================================================

       Base Schedule              Base Schedule               Base Schedule           Offeror may offer discount
                                                                                      for early payment of
Price/Ton  FOB  Tons/Year   Price/Ton  FOB  Tons/Year   Price/Ton  FOB  Tons/Year     invoices by TVA.

$________ Barge ________    $24.28    Barge  1,000,000  $________ Barge ________      Per Ton Price Reduction

$_______ Railcar________    $22.33   Railcar 1,500,000  $_______ Railcar _______      $_______ NET 20 DAYS
                                                                                     (NOTE: Base Contract Provides
$_______ Truck _________    $_______ Truck _________    $_______ Truck _________      net 30 days.)

=================================================================================================================

================================================================================

TYPICAL ANALYSIS:
The Offeror certifies the following quarterly average coal quality specification at TVA's sampling point.

Total Moisture                            8.0%
Ash (as received)                         10.5%
Ash (dry)                                 11.4%
Sulfur (as received)                      2.3%
Lbs. SO(2)/mmBtu                          3.8
Btu/Lb. (as received)                     12,200 Btu
Ash Fusion Temperature/Reducing
 Initial                                  2300(degrees)F
 Softening (Hemispherical)                2400(degrees)F
 Fluid                                    2550(degrees)F
Volatile Matter (dry)                     36%
Grindability (Hardgrove Index)            55
Chlorine (dry)                            0.29%
Raw 25% Washed 75% Size: 2" x 0"

================================================================================
TRANSPORTATION:

FOB Point:

      Railroad    CSX
Rail: Tipple: Interchange Tipple No. 44419
      City: Providence    State: KY
Barge: Terminal: Caseyville
       River: Ohio MP: 871.6

    Coal should be offered loaded in railcars or barges at the shipping point.

================================================================================
MINE INFORMATION:

(as shown on Producer's Statement). If offer is offering more than one mine or producer, and more space is needed to complete all required information for each mine, please provide the additional information on an attachment.



Mine Name         Baker

Mine Permit No.   717-5002
MSHA No.          1514492
Seam Name         WKY #13
Type Operation    Underground
Nearest Town      Sturgis
County            Union
State             KY
Producer          Costain Coal Inc.
                  P.O. Box 289
Address           Sturgis, KY  42459
Offeror           Costain Coal Inc.
P.O. Box          __________________________________
Street            249 E. Main Street, Suite 200
City & State      Lexington, KY
Zip Code          40507
Telephone         (606) 255-4006
Fax Number        (606) 255-0191
Signature         /s/ David L. Vaughn
                  -------------------
Date              March 1, 1996

--------------------------------------------------------------------------------
Offers must complete and return along with this form,         TVA USE ONLY
forms TVA 9903A-D, attached hereto and made a part thereof.   T.R.
This proposal is valid until July 1, 1996
================================================================================
              OFFEROR MUST ALSO COMPLETE SECOND PAGE OF THIS FORM.

TVA 9910 Page 1 of 2

                 CERTIFICATE OF INDEPENDENT PRICE DETERMINATION

      (a) By submission of this bid, each bidder certifies, and in the case of a joint bid each party thereto certifies, as to its own organization, that in connection with this procurement:

          (1) The prices in this bid have been arrived at independently, without consultation, communication, or agreement, for the purpose of restricting competition, as to any matter relating to such prices with any other bidder or with any competitor;

          (2) Unless otherwise required by law, the prices which have been quoted in this bid have not been disclosed knowingly by the bidder and will not knowingly be disclosed by the bidder prior to bid closing, directly or indirectly, to any other bidder or to any competitor; and

          (3) No attempt has been made or will be made by the bidder to induce any other person or firm to submit or not to submit a bid for the purpose of restricting competition.

      (b) Each person signing this bid certifies that:

          (1) He is the person in the bidder's organization responsible within that organization for the decision as to the prices being bid herein and that he has not participated, and will not participate, in any action contrary to (a)(1) through (a)(3) above; or

          (2) (i) He is not the person in the bidder's organization responsible within that organization for the decision as to the prices being bid herein but that he has been authorized in writing to act as agent for the persons responsible for such decision in certifying that such persons have not participated, and will not participate, in any action contrary to (a)(1) through (a)(3) above, and as their agent does hereby so certify; and (ii) he has not participated, and will not participate, in any action contrary to (a)(1) through (a)(3) above.

      (c) A bid will not be considered for award where (a)(1), (a)(3), or (b) above has been deleted or modified. Where (a)(2) above has been deleted or modified, the bid will not be considered for award unless the bidder furnishes with the bid a signed statement which sets forth in detail the circumstances of the disclosure; and the Contracting Officer determines that such disclosure was not made for the purpose of restricting competition.

                   AGENT'S WARRANTY, LIABILITY, AND AGREEMENT

If a bid is submitted by an agent in the name of its principal, said agent warrants the correctness of all information contained in the bid and that it has obtained written authority from such principal to make the foregoing bid; and said agent agrees to be fully [Illegible] for the performance of any contract awarded on this bid, if agent has submitted it without proper authority from the principal. Said agent further agrees to hold TVA harmless from any claims, demands, or actions made against it by the principal on the ground that said agent has exceeded or acted contrary to its authority in any matter connected with this bid or any resulting contract.

The bidder represents:

That it is |_|, is not |x|, a small business concern as defined in the Code of Federal Regulations, Title 13, Chapter 1, Part 121. If the bidder is not the producer, it also represents that the coal to be furnished hereunder will |_|, will not |_|, be produced by a small business concern.

That, if the aggregate amount of the bid is greater than $25,000, (a) it has |_|, has not |x|, employed or retained any company or person (other than bona fide employees or bona fide established commercial or selling agencies maintained by the bidder [or contractor] for purposes of securing business) to solicit or secure this contract; and (b) It has |_|, has not |x|, paid or agreed to pay any company or person (other than bona fide employees or bona fide established commercial or selling agencies maintained by the bidder [or contractor] for purposes of securing business) any fee, commission, percentage, or brokerage fee, contingent upon or resulting from the award of this contract; and agrees to furnish information relating thereto as requested.

That it is a regular coal producer |x|, sales agent |_|.

That the producer under this bid does |_|, does not |x|, have any current instances of noncompliance (including uncorrected violations, unabated cease orders, overdue fees, and/or fines) with reclamation or health and safety laws at any mines it owns, controls, or operates. If it does, please attach a full written explanation to this bid.

That, if surface mined coal is offered, it has read, understands, and will comply (if an award is received) with the section of the General Conditions for Spot Coal Purchases entitled Coal Mining Reclamation and Conservation Requirements. A copy of the specific location map must be attached hereto unless a previously furnished map is still valid. If map previously furnished is still valid, please indicate. Yes |_| No |x|

That the offered coal will be produced by mine(s) having all currently required federal, state, and other regulatory agency coal mining permits, certificates, and licenses; and agrees to keep such permits, certificates, and licenses current; and further agrees to furnish TVA with copies thereof if requested.

That, if it is not the producer of the coal to be delivered hereunder, it has contracted directly with the producer for delivery of the coal to TVA.

TVA 9910 Page 2 of 2

Note, [Illegible] Term Coal Proposal Form No. 9910
   must be completed and signed for each of the prices and tonnage indicated below.

                              REQUISITION NUMBER 33
                                SUMMARY OF OFFERS

                           Offeror: Costain Coal Inc.

           All Tonnage Amounts are in Thousands and Prices are Per Ton

------------------------------------------------------------------------------------------------------------------------------------
                           Typical Analysis                                Three Year Term      Six Year Term        Ten Year Term
                                                                                                 Third Year            Fifth Year
                 Volatile                                                                      Price Reopener        Price Reopener
           Ash    Matter   Btu/Lb.    SO(2)    Grind   Chlorine   Annual          F0B                FOB                 FOB
Moisture  (A/R)   (Dry)    (A/R)   lbs.mmBtu   H.G.I.   (DRY)    Tonnage    Dollars per Ton     Dollars per Ton     Dollars per Ton
 Max. %   Max. %  Min %     Min.      Max.      Min.    Max. %    (000)   Barge  Rail  Truck  Barge  Rail  Truck  Barge  Rail  Truck
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  8       10.5     36      12,200     3.8       55      0.29      1,000                       24.28
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
  8       10.5     36      12,200     3.8       55      0.29        750                              22.58
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
  8       10.5     36      12,200     3.8       55      0.29      1,500                              22.33
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
  8        9.0     36      12,400     3.2       55      0.29      1,000                       25.50  24.50
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

TYPICAL COAL QUALITY ANALYSIS

OFFEROR WILL STATE THE TYPICAL COAL QUALITY ANALYSIS OF THE COAL THAT OFFEROR IS CAPABLE OF MEETING ON A CONTINUOUS BASIS AND THAT IS REPRESENTATIVE OF THE QUALITY OF THE COAL ACTUALLY TO BE SHIPPED ("TYPICAL ANALYSIS"). SEE SECTION 9.a. OF THE TERM COAL CONTRACT.

If offer is for prepared coal, an analysis for raw run-of-mine coal should also included.

Raw Run-of-Mine Coal Quality
----------------------------

Proximate Analysis (as-received):
   *Btu/lb                          10,060
   *Total Moisture                     5.6%
   *Ash                               18.8%
   *Sulfur                             2.8%
   *Volatility                        30.8%
   *Grindability                        55

Ultimate Analysis (Dry Basis):
   Carbon                             66.3%
   Hydrogen                            4.3%
   Nitrogen                            1.5%
   *Chlorine                          0.29%
   *Sulfur                             3.0%
   *Ash                               19.9%
   Oxygen                              4.8%
   Fluorine                              -%

Prepared or Washed Coal Quality
-------------------------------

Proximate Analysis (as-received):
   *Btu/lb                          12,200
   *Total Moisture                       8%
   *Ash                               10.5%
   *Sulfur                             2.3%
   *Volatility                          33% (+36% dry)
   *Grindability                        55

Ultimate Analysis (Dry Basis):
   Carbon                             72.0%
   Hydrogen                            4.8%
   Nitrogen                            1.5%
   *Chlorine                          0.29%
   *Sulfur                             2.5%
   *Ash                               11.4%
   Oxygen                              6.5%
   Fluorine                              -%

                               ASH ANALYSIS
Ash Fusion Temperatures:
   Reducing Atmosphere--
    *Initial Deformation            2500(degrees)F
    *Softening (H=W)                2550(degrees)F
    Softening (H=1/2W)              2600(degrees)F
    *Fluid                          2650(degrees)F

   Oxidizing Atmosphere--
    Initial Deformation             2600(degrees)F
    Softening (H=W)                 2650(degrees)F
    Softening (H=1/2W)              2680(degrees)F
    Fluid                           2700(degrees)F
T(250) Temperature                  2755(degrees)F

   Mineral Analysis of Ash:
    Silica (SiO(2))                   54.37%
    Alumina (Al(2)O(3))               26.80%
    Ferric Oxide (Fe(2)O(3))           9.35%
    Titania (TiO(2))                   1.18%
    Phos Pentoxide (P(2)O(5))          0.13%
    Lime (CaO)                         1.42%
    Magnesia (MgO)                     0.92%
    Sodium Oxide (Na(2)O)              0.78%
    Potassium Oxide (K(2)O)            3.00%
    Sulfur Trioxide (SO(3))            1.83%

Ash Fusion Temperatures:
   Reducing Atmosphere--
    *Initial Deformation            2300(degrees)F
    *Softening (H=W)                2400(degrees)F
    Softening (H=1/2W)              2500(degrees)F
    *Fluid                          2550(degrees)F

   Oxidizing Atmosphere--
    Initial Deformation             2550(degrees)F
    Softening (H=W)                 2600(degrees)F
    Softening (H=1/2W)              2625(degrees)F
    Fluid                           2650(degrees)F
T(250) Temperature                  2635(degrees)F

   Mineral Analysis of Ash:
    Silica (SiO(2))                 50.64%
    Alumina (Al(2)O(3))             26.06%
    Ferric Oxide (Fe(2)O(3))        13.64%
    Titania (TiO(2))                 1.00%
    Phos Pentoxide (P(2)O(5))        0.17%
    Lime (CaO)                       1.57%
    Magnesia (MgO)                   0.92%
    Sodium Oxide (Na(2)O)            0.57%
    Potassium Oxide (K(2)O)          2.61%
    Sulfur Trioxide (SO(3))          1.16%


      *These values must be the same as those submitted on form TVA 9910.

TVA 9903A

TYPICAL COAL QUALITY ANALYSIS

OFFEROR WILL STATE THE TYPICAL COAL QUALITY ANALYSIS OF THE COAL THAT OFFEROR IS CAPABLE OF MEETING ON A CONTINUOUS BASIS AND THAT IS REPRESENTATIVE OF THE QUALITY OF THE COAL ACTUALLY TO BE SHIPPED ("TYPICAL ANALYSIS"). SEE SECTION 9.a. OF THE TERM COAL CONTRACT.

If offer is for prepared coal, an analysis for raw run-of-mine coal should also included.

Raw Run-of-Mine Coal Quality
----------------------------

Proximate Analysis (as-received):
   *Btu/lb                          10,060
   *Total Moisture                     5.6%
   *Ash                               18.8%
   *Sulfur                             2.8%
   *Volatility                        30.8%
   *Grindability                        55

Ultimate Analysis (Dry Basis):
   Carbon                             66.3%
   Hydrogen                            4.3%
   Nitrogen                            1.5%
   *Chlorine                          0.29%
   *Sulfur                             3.0%
   *Ash                               19.9%
   Oxygen                              4.8%
   Fluorine                              -%

Prepared or Washed Coal Quality
-------------------------------

Proximate Analysis (as-received):
   *Btu/lb                          12,400
   *Total Moisture                       8%
   *Ash                                  9%
   *Sulfur                             2.0%
   *Volatility                        33.5% (+36% dry)
   *Grindability                        55

Ultimate Analysis (Dry Basis):
   Carbon                            74.26%
   Hydrogen                            4.9%
   Nitrogen                            1.6%
   *Chlorine                          0.29%
   *Sulfur                            2.15%
   *Ash                               10.0%
   Oxygen                              6.8%
   Fluorine                              -%

                               ASH ANALYSIS
Ash Fusion Temperatures:
   Reducing Atmosphere--
    *Initial Deformation            2500(degrees)F
    *Softening (H=W)                2550(degrees)F
    Softening (H=1/2W)              2600(degrees)F
    *Fluid                          2650(degrees)F

   Oxidizing Atmosphere--
    Initial Deformation             2600(degrees)F
    Softening (H=W)                 2650(degrees)F
    Softening (H=1/2W)              2680(degrees)F
    Fluid                           2700(degrees)F
T(250) Temperature                  2755(degrees)F

   Mineral Analysis of Ash:
    Silica (SiO(2))                   54.37%
    Alumina (Al(2)0(3))               26.80%
    Ferric Oxide (Fe(2)O(3))           9.35%
    Titania (TiO(2))                   1.18%
    Phos Pentoxide (P(2)O(5))          0.13%
    Lime (CaO)                         1.42%
    Magnesia (MgO)                     0.92%
    Sodium Oxide (Na(2)O)              0.78%
    Potassium Oxide (K(2)0)            3.00%
    Sulfur Trioxide (SO(3))            1.83%

Ash Fusion Temperatures:
   Reducing Atmosphere--
    *Initial Deformation            2300(degrees)F
    *Softening (H=W)                2400(degrees)F
    Softening (H=1/2W)              2500(degrees)F
    *Fluid                          2550(degrees)F

   Oxidizing Atmosphere--
    Initial Deformation             2550(degrees)F
    Softening (H=W)                 2600(degrees)F
    Softening (H=1/2W)              2625(degrees)F
    Fluid                           2650(degrees)F
T(250) Temperature                  2635(degrees)F

   Mineral Analysis of Ash:
    Silica (SiO(2))                 50.40%
    Alumina (Al(2)0(3))             26.40%
    Ferric Oxide (Fe(2)O(3))        13.58%
    Titania (TiO(2))                 0.99%
    Phos Pentoxide (P(2)O(5))        0.16%
    Lime (CaO)                       1.47%
    Magnesia (MgO)                   0.94%
    Sodium Oxide (Na(2)O)            0.58%
    Potassium Oxide (K(2)O)          2.57%
    Sulfur Trioxide (SO(3))          1.13%


      *These values must be the same as those submitted on form TVA 9910.

TVA 9903A

REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY (Negotiated)

(a) Definitions. The definitions in the Federal Acquisition Regulation (FAR) are hereby incorporated in this provision.

(b) Certifications. As required in paragraph (c) of this provision, the officer or employee responsible for this offer shall execute the following certification:

      Certificate of Procurement Integrity

      (1) I, Daniel L. Vaughn, [Name of Certifier] am the officer or employee or employee responsible for the preparation of this and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certificate, I have no information concerning a violation or possible violation of Subsection 27(a), (b), (d), or (f) of the Office of the Federal Procurement Policy Act (act) as amended* (Title 41 United States Code Section 423), hereinafter referred to as "the act"), as implemented in the FAR occurring during the conduct of this
            procurement   Requisition #33 [Solicitation Number].

      (2) As required by subsection 27(e)(l)(B) of the act, I further certify that, to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of Costain Coal Inc. [Name of Offeror]

            who has participated personally and substantially in the preparation or submission of this offer has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the act, as implementation the FAR, and will report immediately to me any information concerning a violation or possible violation of subsection (a), (b), (d), or (f) of the act, as implemented in the FAR, pertaining to this procurement.

      (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity (Continuation Sheet). Enter "NONE" if none exists.

                                      None
            --------------------------------------------------------------------
            --------------------------------------------------------------------
            --------------------------------------------------------------------
            --------------------------------------------------------------------

      (4) I agree that, if awarded a contract under this solicitation, the certifications required by subsection 27(e)(l)(B) of the act shall be maintained in accordance with paragraph (f) of this provision.

            /s/ Daniel L. Vaughn                             March 1, 1996
            --------------------------------------           -------------------
            Signature of Officer or Employee                 Date
            Responsible for the Offer

            Daniel L. Vaughn
            --------------------------------------           -------------------
            Typed Name of Officer or Employee                Date
            Responsible for Offer

            *Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

            THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES; AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

            PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

            (End of certification)

TVA 9903B

(c) For procurement, including contract modifications, in excess of $100,000 made using procedures other than sealed bidding, the signed certifications shall be submitted by the successful Offeror to the Contracting Officer within the time period specified by the Contracting Officer when requesting the certificates except as provided in subparagraphs (c)(1) through (c)(5) of this clause. In no event shall the certificate be submitted subsequent to award of a contract or execution of a contract modification:

      (1) For letter contracts, other unpriced contracts, or unpriced contract modifications, whether or not the unpriced contract or modification contains a maximum or not to exceed price, the signed certifications shall be submitted prior to the award of the letter contract, unpriced contract, or the unpriced contract modification, and prior to the definitization of the letter contract or the establishment of the price of the unpriced contract or unpriced contract modification. The second certification shall apply only to the period between award of the letter contract and execution of the document definitizing the letter contract or award of the unpriced contract or unpriced contract modification and execution of the document establishing the definitive price of such unpriced contract or unpriced contract modification.

      (2) For basic ordering agreements, prior to the execution of a priced order; prior to the execution of an unpriced order, whether or not the unpriced order contains a maximum or not to exceed price and, prior to establishing the price of an unpriced order. The second certification to be submitted for unpriced orders shall apply only to the period between award of the unpriced order and execution of the document establishing the definitive price for such order.

      (3) A certificate is not required for indefinite delivery contracts (see FAR subpart 16.5) unless the total estimated value of all orders eventually to be placed under the contract is expected to exceed $100,000.

      (4) For contracts and contract modifications which include options, a certificate is required when the aggregate value of the contract or contract modification and all options (see FAR 3.104-4(e)) exceeds $100,000.

      (5) For purposes of contracts entered into under Section 8(a) of the Small Business Act, the business entity with whom the Small Business Administration (SBA) contracts, and not the SBA, shall be required to comply with the certification requirements of subsection 27(e). The SBA shall obtain the signed certificate from the business entity and forward the certificate to the Contracting Officer prior to the award of a contract to the SBA.

      (6) Failure of an Offeror to submit the signed certificate within the time prescribed by the Contracting Officer shall cause the offer to be rejected.

(d) Pursuant to FAR 3.104-9(d), the offerer may be requested to execute additional certifications at the request of the Tennessee Valley Authority
      (TVA). Failure of an offeror to submit the additional certifications shall cause its offer to be rejected.

(e) A certification containing a disclosure of a violation or possible violation will not necessarily result in the withholding of an award under this solicitation. However, TVA, after evaluation of the disclosure. may cancel this procurement or take any other appropriate actions in the interests of TVA, such as disqualification of the offeror.

(f) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained

TVA 9903B
      at the earliest possible date after an individual required to certify begins employment or association with the Offeror. If a Offeror decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the offeror for six years from the date a certifying employee's employment with the company ends or, for an agent, representative, or consultant, six years from the date such individual ceases to act on behalf offeror

(g) Certifications under paragraphs (b) and (d) of this provision are material representations of fact upon which reliance will be placed in awarding a contract.


TVA 9903B

                       TAXPAYER IDENTIFICATION NUMBER AND
                                 PARENT COMPANY

      Full company name of Bidder/Offeror:      Costain Coal Inc.

a. The offeror is required to submit the information outlined in paragraphs b through d of this solicitation provision in order to comply with reporting requirements of the Internal Revenue Code and implementing regulations issued by the Internal Revenue Service (IRS).

b. Taxpayer Identification Number (TIN) (the number required by the IRS to be used by the offeror in reporting income tax and other returns).
      (x) TIN: 95-2623858
      ( ) TIN has been applied for.
      ( ) TIN is not required because:
            ( ) Offeror is a nonresident alien foreign corporation or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the United States and does not have an office or place of business or fiscal paying agent in the United States;
            ( ) Offeror is an agency or instrumentality of a foreign government;
            ( ) Other basis: ________________________________________________.

c. Corporate status:
      ( ) Corporation providing medical and health care services, or engaged in the billing and collecting of payments for such services;
      ( ) Other corporate entity;
      ( ) Not a corporate entity;
      ( ) Sole proprietorship;
      ( ) Hospital or extended care facility described in 26 C.F.R. ss. 501(c)(3) that is exempt from taxation under 26 C.F.R. ss. 501(a).

d. Common Parent:
      ( ) Offeror is a member of an affiliated group of corporations that files its Federal income tax returns on a consolidated basis.
      (x) Name and TIN of common parent
             Name: Costain Coal Inc.
             TIN: 95-2623858


TVA 9903C

                     DISADVANTAGED SMALL BUSINESS STATEMENT

Vendor Represents:

A. That it is |_|, is not |x|, a small business concern as defined in the Code of Federal Regulations, Title 13, Part 121.

B. That it is |_|, is not |x|, a disadvantaged small business concern. A disadvantaged small business concern is defined as a business which is at least 51 percent owned by one or more socially and economically disadvantaged individuals or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more socially and economically disadvantaged individuals, and whose management and daily business operations are controlled by one or more of such individuals. For the purposes of this definition, it should be presumed that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Asian-Indian Americans. and other individuals found to be disadvantaged by the Small Business Administration in accordance with the Small Business Act. If vendor represents it is a small disadvantaged business concern as defined above, the applicable presumptively covered group is:

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

C. That it is |_|, is not |x|, a small business concern owned and controlled by women. A small business owned and controlled by women means a business that is small for purposes of the Small Business Act, that is at least 51 percent owned by one or more women, and whose management and daily business operations are controlled by one or more women.

D. This is |_|, is not |x|, the vendor's first purchase order/contract with TVA.

PREAWARD EQUAL OPPORTUNITY COMPLIANCE REVIEWS. Before award of a contract of $1 million or more under this Invitation to Bid, the prospective contractor and each of his known first-tier subcontractors who will receive a subcontract of $1 million or more, will be subject to a review to determine compliance with the Equal Opportunity clause (form TVA 9923) and the regulations issued pursuant to Executive Order 11246. In order to qualify in this respect for award, the contractor and such subcontractors must be found, on the basis of such review, to be able, to comply with these requirements.

Where a previous compliance review has been made within twelve months of the expected date of award, an additional full review will ordinarily not be needed to determine compliance.

If your offer is $1 million or more, supply the following data for each of your establishments (and subcontractor establishments if subcontract is $1 million or more) where work on the contract will be performed.


     Name and Location of All Mines
     That Would Furnish Any of the           Latest Compliance Review
     Coal Offered Under This Invitation     Date Agency Which Made the Review
     to Bid: ___________________________
          Costain's West Kentucky Operations     Not Known
          Costain's East Kentucky Operations

TVA 9903D

                                 REQUISITION 33
                TERM COAL PROPOSAL - PROPOSALS DUE MARCH 4, 1996

To: Tennessee Valley Authority, Fuel Acquisition & Supply, 1101 Market Street, Chattanooga, Tennessee 37402-2801

The Request for Proposals for Term Coal and Term Coal Contract apply to this offer and any acceptance of it by TVA. Offers may not be withdrawn after proposal closing without the consent of the Fuel Buyer. The undersigned offers and agrees, if this proposal is accepted by July 1, 1996, coal will be furnished as follows:

=================================================================================================================
  Three (3) Years Term         Six (6) Years Term           Ten (10) Years Term       Early Payment Discount
                            Third (3rd)Year Reopener  Fifth (5th)Year Price Reopener
=================================================================================================================

       Base Schedule              Base Schedule               Base Schedule           Offeror may offer discount
                                                                                      for early payment of
Price/Ton  FOB  Tons/Year   Price/Ton  FOB  Tons/Year   Price/Ton  FOB  Tons/Year     invoices by TVA.

$________ Barge ________    $24.28    Barge  1,000,000  $________ Barge ________      Per Ton Price Reduction

$_______ Railcar________    $22.58   Railcar   750,000  $_______ Railcar _______      $_______ NET 20 DAYS
                                                                                     (NOTE: Base Contract Provides
$_______ Truck _________    $_______ Truck _________    $_______ Truck _________      net 30 days.)

=================================================================================================================

================================================================================

TYPICAL ANALYSIS:
The Offeror certifies the following quarterly average coal quality specification at TVA's sampling point:

[Illegible] Moisture                      8.0%
Ash (as received)                         10.5
Ash (dry)                                 11.4
Sulfur (as received)                      2.3%
Lbs. SO2/mmBtu                            3.8
Btu/Lb. (as received)                     12,200 Btu
Ash Fusion Temperature/Reducing
 Initial                                  2300(degrees)F
 Softening(Hemispherical)                 2400(degrees)F
 Fluid                                    2550(degrees)F
Volatile Matter (dry)                     36%
Grindability (Hardgrove Index)            55
Chlorine (dry)                            0.29%
Raw 25% Washed 75% Size: 2" x 0"


================================================================================
TRANSPORTATION:

FOB Point:

      Railroad CSX
Rail: Tipple: Interchange Tipple No. 44419
      City: Providence State: KY
Barge: Terminal: Caseyville
       River: Ohio MP: 871.6

    Coal should be offered loaded in railcars or barges
    [Illegible] shipping point.

================================================================================
MINE INFORMATION:

(as shown on Producer's Statement). If offer is offering more than one mine or producer, and more space is needed to complete all required information for each mine, please provide the additional information on an attachment.

Mine Name         Baker

Mine Permit No.   717-5002
MSHA No.          1514492
Seam Name         WKY #13
Type Operation    Underground
Nearest Town      Sturgis
County            Union
State             KY
Producer          Costain Coal Inc.
                  P.O. Box 289
Address           Sturgis, KY  42459
Offeror           Costain Coal Inc.
P.O. Box          __________________________________
Street            249 E. Main Street, Suite 200
City & State      Lexington, KY
Zip Code          40507
Telephone         (606) 255-4006
Fax Number        (606) 255-0191
Signature         /s/ David L. Vaughn
                  -------------------
Date              March 1, 1996

--------------------------------------------------------------------------------
Offers must complete and return along with this form,         TVA USE ONLY
forms TVA 9903A-D, attached hereto and made a part thereof.   T.R.
This proposal is valid until July 1, 1996
================================================================================
              OFFEROR MUST ALSO COMPLETE SECOND PAGE OF THIS FORM.

TVA 9910 Page 1 of 2

                 CERTIFICATE OF INDEPENDENT PRICE DETERMINATION

      (a) By submission of this bid, each bidder certifies, and in the case of a joint bid each party thereto certifies, as to its own organization, that in connection with this procurement:

         (1) The prices in this bid have been arrived at independently, without consultation, communication, or agreement, for the purpose of restricting competition, as to any matter relating to such prices with any other bidder or with any competitor;

         (2) Unless otherwise required by law, the prices which have been quoted in this bid have not been disclosed knowingly by the bidder and will not knowingly be disclosed by the bidder prior to bid closing, directly or indirectly, to any other bidder or to any competitor; and

         (3) No attempt has been made or will be made by the bidder to induce any other person or firm to submit or not to submit a bid for the purpose of restricting competition.

      (b) Each person signing this bid certifies that:

         (1) He is the person in the bidder's organization responsible within that organization for the decision as to the prices being bid herein and that he has not participated, and will not participate, in any action contrary to (a)(l) through (a)(3) above; or

         (2) (i) He is not the person in the bidder's organization responsible within that organization for the decision as to the prices being bid herein but that he has been authorized in writing to act as agent for the persons responsible for such decision in certifying that such persons have not participated, and will not participate, in any action contrary to (a)(1) through (a)(3) above, and as their agent does hereby so certify; and (ii) he has not participated, and will not participate, in any action contrary to (a)(1) through (a)(3) above.

      (c) A bid will not be considered for award where (a)(1), (a)(3), or (b) above has been deleted or modified. Where (a)(2) above has been deleted or modified, the bid will not be considered for award unless the bidder furnishes with the bid a signed statement which sets forth in detail the circumstances of the disclosure; and the Contracting Officer determines that such disclosure was not made for the purpose of restricting competition.

                   AGENT'S WARRANTY, LIABILITY, AND AGREEMENT

If a bid is submitted by an agent in the name of its principal, said agent warrants the correctness of all information contained in the bid and that it has obtained written authority from such principal to make the foregoing bid; and said agent agrees to be fully liable for the performance of any contract awarded on this bid, if agent has submitted it without proper authority from the principal. Said agent further agrees to hold TVA harmless from any claims, demands, or actions made against it by the principal on the ground that said agent has exceeded or acted contrary to its authority in any matter connected with this bid or any resulting contract.

The bidder represents:

That it is |_|, is not |x|, a small business concern as defined in the Code of Federal Regulations, Title 13, Chapter 1, Part 121. If the bidder is not the producer, it also represents that the coal to be furnished hereunder will |_|, will not |_|, be produced by a small business concern.

That, if the aggregate amount of the bid is greater than $25,000, (a) it has |_|, has not |x|, employed or retained any company or person (other than bona fide employees or bona fide established commercial or selling agencies maintained by the bidder [or contractor] for purposes of securing business) to solicit or secure this contract; and (b) it has |_|, has not |x|, paid or agreed to pay any company or person (other than bona fide employees or bona fide established commercial or selling agencies maintained by the bidder [or contractor] or purposes of securing business) any fee, commission, percentage, or brokerage fee, contingent upon or resulting from the award of this contract; and agrees to furnish information relating thereto as requested.

That it is a regular coal producer |x|, sales agent |_|.

That the producer under this bid does |_|, does not |x|, have any current instances of noncompliance (including uncorrected violations, unabated cease orders, overdue fees, and/or fines) with reclamation or health and safety laws at any mines it owns, controls, or operates. If it does, please attach a full written explanation to this bid.

That, if surface mined coal is offered, it has read, understands, and will comply (if an award is received) with the section of the General Conditions for Spot Coal Purchases entitled Coal Mining Reclamation and Conservation Requirements. A copy of the specific location map must be attached hereto unless a previously furnished map is still valid. If map previously furnished is still valid, please indicate. Yes |_| No |x|

That the offered coal will be produced by mine(s) having all currently required federal, state, and other regulatory agency coal mining permits, certificates, and licenses; and agrees to keep such permits, certificates, and licenses current; and further agrees to furnish TVA with copies thereof if requested.

That, if it is not the producer of the coal to be delivered hereunder, it has contracted directly with the producer for delivery of the coal to TVA.

TVA 9910 Page 2 of 2

Note, [Illegible] Term Coal Proposal Form No. 9910
   must be completed and signed for each of the prices and tonnage indicated below.

                              REQUISITION NUMBER 33
                                SUMMARY OF OFFERS

                           Offeror: Costain Coal Inc.

           All Tonnage Amounts are in Thousands and Prices are Per Ton

------------------------------------------------------------------------------------------------------------------------------------
                           Typical Analysis                                Three Year Term      Six Year Term        Ten Year Term
                                                                                                 Third Year            Fifth Year
                 Volatile                                                                      Price Reopener        Price Reopener
           Ash    Matter   Btu/Lb.    SO(2)    Grind   Chlorine   Annual          F0B                FOB                 FOB
Moisture  (A/R)   (Dry)    (A/R)   lbs.mmuBtu  H.G.I.   (DRY)    Tonnage    Dollars per Ton     Dollars per Ton     Dollars per Ton
 Max. %   Max. %  Min %     Min.      Max.      Min.    Max. %    (000)   Barge  Rail  Truck  Barge  Rail  Truck  Barge  Rail  Truck
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  8       10.5     36      12,200     3.8       55      0.29      1,000                       24.28
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
  8       10.5     36      12,200     3.8       55      0.29        750                              22.58
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
  8       10.5     36      12,200     3.8       55      0.29      1,500                              22.33
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
  8        9.0     36      12,400     3.2       55      0.29      1,000                       25.50  24.50
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

TYPICAL COAL QUALITY ANALYSIS

OFFEROR WILL STATE THE TYPICAL COAL QUALITY ANALYSIS OF THE COAL THAT OFFEROR IS CAPABLE OF MEETING ON A CONTINUOUS BASIS AND THAT IS REPRESENTATIVE OF THE QUALITY OF THE COAL ACTUALLY TO BE SHIPPED ("TYPICAL ANALYSIS"). SEE SECTION 9.a. OF THE TERM COAL CONTRACT.

If offer is for prepared coal, an analysis for raw run-of-mine coal should also included.

Raw Run-of-Mine Coal Quality
----------------------------

Proximate Analysis (as-received):
   *Btu/lb                          10,060
   *Total Moisture                     5.6%
   *Ash                               18.8%
   *Sulfur                             2.8%
   *Volatility                        30.8%
   *Grindability                        55

Ultimate Analysis (Dry Basis):
   Carbon                             66.3%
   Hydrogen                            4.3%
   Nitrogen                            1.5%
   *Chlorine                          0.29%
   *Sulfur                             3.0%
   *Ash                               19.9%
   Oxygen                              4.8%
   Fluorine                              -%

Prepared or Washed Coal Quality
-------------------------------

Proximate Analysis (as-received):
   *Btu/lb                          12,200
   *Total Moisture                       8%
   *Ash                               10.5%
   *Sulfur                             2.3%
   *Volatility                          33% (+36% dry)
   *Grindability                        55

Ultimate Analysis (Dry Basis):
   Carbon                             72.0%
   Hydrogen                            4.8%
   Nitrogen                            1.5%
   *Chlorine                          0.29%
   *Sulfur                             2.5%
   *Ash                               11.4%
   Oxygen                              6.5%
   Fluorine                              -%

                               ASH ANALYSIS
Ash Fusion Temperatures:
   Reducing Atmosphere--
    *Initial Deformation            2500(degrees)F
    *Softening (H=W)                2550(degrees)F
    Softening (H=1/2W)              2600(degrees)F
    *Fluid                          2650(degrees)F

   Oxidizing Atmosphere--
    Initial Deformation             2600(degrees)F
    Softening (H=W)                 2650(degrees)F
    Softening (H=1/2W)              2680(degrees)F
    Fluid                           2700(degrees)F
T(250) Temperature                  2755(degrees)F

   Mineral Analysis of Ash:
    Silica (SiO(2))                   54.37%
    Alumina (Al(2)O(3))               26.80%
    Ferric Oxide (Fe(2)O(3))           9.35%
    Titania (TiO(2))                   1.18%
    Phos Pentoxide (P(2)O(5))          0.13%
    Lime (CaO)                         1.42%
    Magnesia (MgO)                     0.92%
    Sodium Oxide (Na(2)O)              0.78%
    Potassium Oxide (K(2)O)            3.00%
    Sulfur Trioxide (SO(3))            1.83%

Ash Fusion Temperatures:
   Reducing Atmosphere---
    *Initial Deformation            2300(degrees)F
    *Softening (H=W)                2400(degrees)F
    Softening (H=1/2W)              2500(degrees)F
    *Fluid                          2550(degrees)F

   Oxidizing Atmosphere--
    Initial Deformation             2550(degrees)F
    Softening (H=W)                 2600(degrees)F
    Softening (H=1/2W)              2625(degrees)F
    Fluid                           2650(degrees)F
T(250) Temperature                  2635(degrees)F

   Mineral Analysis of Ash:
    Silica (SiO(2))                 50.64%
    Alumina (Al(2)0(3))             26.06%
    Ferric Oxide (Fe(2)O(3))        13.64%
    Titania (TiO(2))                 1.00%
    Phos Pentoxide (P(2)O(5))        0.17%
    Lime (CaO)                       1.57%
    Magnesia (MgO)                   0.92%
    Sodium Oxide (Na(2)O)            0.57%
    Potassium Oxide (K(2)0)          2.61%
    Sulfur Trioxide (SO(3))          1.16%


      *These values must be the same as those submitted on form TVA 9910.

TVA 9903A

TYPICAL COAL QUALITY ANALYSIS

OFFEROR WILL STATE THE TYPICAL COAL QUALITY ANALYSIS OF THE COAL THAT OFFEROR IS CAPABLE OF MEETING ON A CONTINUOUS BASIS AND THAT IS REPRESENTATIVE OF THE QUALITY OF THE COAL ACTUALLY TO BE SHIPPED ("TYPICAL ANALYSIS"). SEE SECTION 9.a. OF THE TERM COAL CONTRACT.

If offer is for prepared coal, an analysis for raw run-of-mine coal should also included.

Raw Run-of-Mine Coal Quality
----------------------------

Proximate Analysis (as-received):
   *Btu/lb                          10,060
   *Total Moisture                     5.6%
   *Ash                               18.8%
   *Sulfur                             2.8%
   *Volatility                        30.8%
   *Grindability                        55

Ultimate Analysis (Dry Basis):
   Carbon                             66.3%
   Hydrogen                            4.3%
   Nitrogen                            1.5%
   *Chlorine                          0.29%
   *Sulfur                             3.0%
   *Ash                               19.9%
   Oxygen                              4.8%
   Fluorine                              -%

Prepared or Washed Coal Quality
-------------------------------

Proximate Analysis (as-received):
   *Btu/lb                          12,400
   *Total Moisture                       8%
   *Ash                                  9%
   *Sulfur                             2.0%
   *Volatility                        33.5% (+36% dry)
   *Grindability                        55

Ultimate Analysis (Dry Basis):
   Carbon                            74.26%
   Hydrogen                            4.9%
   Nitrogen                            1.6%
   *Chlorine                          0.29%
   *Sulfur                            2.15%
   *Ash                               10.0%
   Oxygen                              6.8%
   Fluorine                             --%

                               ASH ANALYSIS
Ash Fusion Temperatures:
   Reducing Atmosphere--
    *Initial Deformation            2500(degrees)F
    *Softening (H=W)                2550(degrees)F
    Softening (H=1/2W)              2600(degrees)F
    *Fluid                          2650(degrees)F

   Oxidizing Atmosphere--
    Initial Deformation             2600(degrees)F
    Softening (H=W)                 2650(degrees)F
    Softening (H=1/2W)              2680(degrees)F
    Fluid                           2700(degrees)F
T(250) Temperature                  2755(degrees)F

   Mineral Analysis of Ash:
    Silica (SiO(2))                   54.37%
    Alumina (Al(2)O(3))               26.80%
    Ferric Oxide (Fe(2)O(3))           9.35%
    Titania (TiO(2))                   1.18%
    Phos Pentoxide (P(2)O(5))          0.13%
    Lime (CaO)                         1.42%
    Magnesia (MgO)                     0.92%
    Sodium Oxide (Na(2)O)              0.78%
    Potassium Oxide (K(2)O)            3.00%
    Sulfur Trioxide (SO(3))            1.83%

Ash Fusion Temperatures:
   Reducing Atmosphere--
    *Initial Deformation            2300(degrees)F
    *Softening (H=W)                2400(degrees)F
    Softening (H=1/2W)              2500(degrees)F
    *Fluid                          2550(degrees)F

   Oxidizing Atmosphere--
    Initial Deformation             2550(degrees)F
    Softening (H=W)                 2600(degrees)F
    Softening (H=1/2W)              2625(degrees)F
    Fluid                           2650(degrees)F
T(250) Temperature                  2635(degrees)F

   Mineral Analysis of Ash:
    Silica (SiO(2))                 50.40%
    Alumina (Al(2)O(3))             26.40%
    Ferric Oxide (Fe(2)O(3))        13.58%
    Titania (TiO(2))                 0.99%
    Phos Pentoxide (P(2)O(5))        0.16%
    Lime (CaO)                       1.47%
    Magnesia (MgO)                   0.94%
    Sodium Oxide (Na(2)O)            0.58%
    Potassium Oxide (K(2)O)          2.57%
    Sulfur Trioxide (SO(3))          1.13%


      *These values must be the same as those submitted on form TVA 9910.

TVA 9903A

REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY (Negotiated)

(a) Definitions. The definitions in the Federal Acquisition Regulation (FAR) are hereby incorporated in this provision.

(b) Certifications. As required in paragraph (c) of this provision, the officer or employee responsible for this offer shall execute the following certification:

      Certificate of Procurement Integrity

      (1) I, Daniel L. Vaughn, [Name of Certifier] am the officer or employee or employee responsible for the preparation of this and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certificate, I have no information concerning a violation or possible violation of Subsection 27(a), (b), (d), or (f) of the Office of the Federal Procurement Policy Act (act) as amended* (Title 41 United States Code Section 423), hereinafter referred to as "the acts"), as implemented in the FAR occurring during the conduct of this procurement Requisition #33 [Solicitation Number].

      (2) As required by subsection 27(e)(1)(B) of the act, I further certify that, to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of Costain Coal Inc. [Name of Offeror]

            who has participated personally and substantially in the preparation or submission of this offer has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the act, as implementation the FAR, and will report immediately to me any information concerning a violation or possible violation of subsection (a), (b), (d), or (f) of the act, as implemented in the FAR, pertaining to this procurement.

      (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity (Continuation Sheet). Enter "NONE" if none exists.

                                      None
            --------------------------------------------------------------------
            --------------------------------------------------------------------
            --------------------------------------------------------------------
            --------------------------------------------------------------------

      (4) I agree that, if awarded a contract under this solicitation, the certifications required by subsection 27(e)(1)(B) of the act shall be maintained in accordance with paragraph (f) of this provision.

            /s/ Daniel L. Vaughn                             March 1, 1996
            --------------------------------------           -------------------
            Signature of Officer or Employee                 Date
            Responsible for the Offer

            Daniel L. Vaughn
            --------------------------------------           -------------------
            Typed Name of Officer or Employee                Date
            Responsible for Offer

            *Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(1) is effective on June 1, 1991.

            THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES; AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

            PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

            (End of certification)

TVA 9903B

(c) For procurement, including contract modifications, in excess of $100,000 made using procedures other than sealed bidding, the signed certifications shall be submitted by the successful Offeror to the Contracting Officer within the time period specified by the Contracting Officer when requesting the certificates except as provided in subparagraphs (c)(1) through (c)(5) of this clause. In no event shall the certificate be submitted subsequent to award of a contract or execution of a contract modification:

      (1) For letter contracts, other unpriced contracts, or unpriced contract modifications, whether or not the unpriced contract or modification contains a maximum or not to exceed price, the signed certifications shall be submitted prior to the award of the letter contract, unpriced contract, or the unpriced contract modification, and prior to the definitization of the letter contract or the establishment of the price of the unpriced contract or unpriced contract modification. The second certification shall apply only to the period between award of the letter contract and execution of the document definitizing the letter contract or award of the unpriced contract or unpriced contract modification and execution of the document establishing the definitive price of such unpriced contract or unpriced contract modification.

      (2) For basic ordering agreements, prior to the execution of a priced order; prior to the execution of an unpriced order, whether or not the unpriced order contains a maximum or not to exceed price and, prior to establishing the price of an unpriced order. The second certification to be submitted for unpriced orders shall apply only to the period between award of the unpriced order and execution of the document establishing the definitive price for such order.

      (3) A certificate is not required for indefinite delivery contracts (see FAR subpart 16.5) unless the total estimated value of all orders eventually to be placed under the contract is expected to exceed $100,000.

      (4) For contracts and contract modifications which include options, a certificate is required when the aggregate value of the contract or contract modification and all options (see FAR 3.104-4(e)) exceeds $100,000.

      (5) For purposes of contracts entered into under Section 8(a) of the Small Business Act, the business entity with whom the Small Business Administration (SBA) contracts, and not the SBA, shall be required to comply with the certification requirements of subsection 27(e). The SBA shall obtain the signed certificate from the business entity and forward the certificate to the Contracting Officer prior to the award of a contract to the SBA.

      (6) Failure of an Offeror to submit the signed certificate within the time prescribed by the Contracting Officer shall cause the offer to be rejected.

(d) Pursuant to FAR 3.104-9(d), the offerer may be requested to execute additional certifications at the request of the Tennessee Valley Authority
      (TVA). Failure of an offeror to submit the additional certifications shall cause its offer to be rejected.

(e) A certification containing a disclosure of a violation or possible violation will not necessarily result in the withholding of an award under this solicitation. However, TVA, after evaluation of the disclosure, may cancel this procurement or take any other appropriate actions in the interests of TVA, such as disqualification of the offeror.

(f) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained

TVA 9903B
      at the earliest possible date after an individual required to certify begins employment or association with the Offeror. If a Offeror decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the offeror for six years from the date a certifying employee's employment with the company ends or, for an agent, representative, or consultant, six years from the date such individual ceases to act on behalf offeror

(g) Certifications under paragraphs (b) and (d) of this provision are material representations of fact upon which reliance will be placed in awarding a contract.


TVA 9903B

                       TAXPAYER IDENTIFICATION NUMBER AND
                                 PARENT COMPANY

      Full company name of Bidder/Offeror:      Costain Coal Inc.

a. The offeror is required to submit the information outlined in paragraphs b through d of this solicitation provision in order to comply with reporting requirements of the Internal Revenue Code and implementing regulations issued by the Internal Revenue Service (IRS).

b. Taxpayer Identification Number (TIN) (the number required by the IRS to be used by the offeror in reporting income tax and other returns).
      (x) TIN: 95-2623858
      ( ) TIN has been applied for.
      ( ) TIN is not required because:
            ( ) Offeror is a nonresident alien foreign corporation or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the United States and does not have an office or place of business or fiscal paying agent in the United States;
            ( ) Offeror is an agency or instrumentality of a foreign government;
            ( ) Other basis: ________________________________________________.

c. Corporate status:
      ( ) Corporation providing medical and health care services, or engaged in the billing and collecting of payments for such services;
      ( ) Other corporate entity;
      ( ) Not a corporate entity;
      ( ) Sole proprietorship;
      ( ) Hospital or extended care facility described in 26 C.F.R. ss. 501(c)(3) that is exempt from taxation under 26 C.F.R. ss. 501(a).

d. Common Parent:
      ( ) Offeror is a member of an affiliated group of corporations that files its Federal income tax returns on a consolidated basis.
      (x) Name and TIN of common parent:
             Name: Costain Coal Inc.
             TIN: 95-2623858


TVA 9903C

                     DISADVANTAGED SMALL BUSINESS STATEMENT

Vendor Represents:

A. That it is |_|, is not |x|, a small business concern as defined in the Code of Federal Regulations, Title 13, Part 121.

B. That it is |_|, is not |x|, a disadvantaged small business concern. A disadvantaged small business concern is defined as a business which is at least 51 percent owned by one or more socially and economically disadvantaged individuals or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more socially and economically disadvantaged individuals, and whose management and daily business operations are controlled by one or more of such individuals. For the purposes of this definition, it should be presumed that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Asian-Indian Americans, and other individuals found to be disadvantaged by the Small Business Administration in accordance with the Small Business Act. If vendor represents it is a small disadvantaged business concern as defined above, the applicable presumptively covered group is:

      --------------------------------------------------------------------------

      -------------------------------------------------------------------------.

C. That it is |_|, is not |x|, a small business concern owned and controlled by women. A small business owned and controlled by women means a business that is small for purposes of the Small Business Act, that is at least 51 percent owned by one or more women, and whose management and daily business operations are controlled by one or more women.

D. This is |_|, is not |x|, the vendor's first purchase order/contract with TVA.

PREAWARD EQUAL OPPORTUNITY COMPLIANCE REVIEWS. Before award of a contract of $1 million or more under this Invitation to Bid, the prospective contractor and each of his known first-tier subcontractors who will receive a subcontract of $1 million or more, will be subject to a review to determine compliance with the Equal Opportunity clause (form TVA 9923) and the regulations issued pursuant to Executive Order 11246. In order to qualify in this respect for award, the contractor and such subcontractor must be found, on the basis of such review, to be able to comply with these requirements.

Where a previous compliance review has been made within twelve months of the expected date of award, an additional full review will ordinarily not be needed to determine compliance.

If your offer is $1 million or more, supply the following data for each of your establishments (and subcontractor establishments if subcontract is $1 million or more) where work on the contract will be performed.


     Name and Location of All Mines
     That Would Furnish Any of the           Latest Compliance Review
     Coal Offered Under This Invitation     Date Agency Which Made the Review
     to Bid: ___________________________
          Costain's West Kentucky Operations     Not Known
          Costain's East Kentucky Operations

TVA 9903D

                           TENNESSEE VALLEY AUTHORITY

                            1101 Market Street, LP 5G
                        Chattanooga, Tennessee 37402-2801
                                Fax: 423/751-3837

                                    ADDENDUM
                                      No. 1
                                 Requisition 33


                                                  Date February 22, 1996

NOTICE TO BIDDERS:

      THIS ADDENDUM IS HEREBY MADE A PART OF THIS INVITATION. ONE COPY MUST BE SIGNED AND RETURNED WITH EACH COPY OF YOUR BID. FAILURE TO DO THIS MAY RESULT IN REJECTION OF YOUR BID.


TENNESSEE VALLEY AUTHORITY


/s/ James M. Bach, Jr.              /s/ R. Stephen Blackburn
------------------------------      --------------------------------
James M. Bach, Jr., Fuel Buyer      R. Stephen Blackburn, Fuel Buyer
423/751-6682                        423/751-6015


Costain Coal Inc.
---------------------
Offeror's Company Name


/s/ Daniel L. Vaughn
Director Business Development (9/18/96)
---------------------------------------
Signature and Title of Person
Authorized to sign offer (date)

                     LIMITATION ON USE OF OUTSIDE INFLUENCE

ID-67 -- Lobbying. This solicitation and any resulting contract are subject to the requirements of Public Law No. 101-121 (to be codified at 31 U.S.C. 1352), which prohibits certain lobbying activities and requires disclosure of certain others, and to TVA's implementing regulations published at 55 Fed Reg. 6736 (to be codified at 18 C.F.R. 1315).

A.    Prohibition, Certification, and Disclosure.

      (1) Appropriated Funds. Section 319 of Public Law No. 101-121 provides that none of the funds appropriated by any act of Congress may be expended by the recipient of a federal contract, grant, loan, or cooperative agreement to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a cooperative agreement to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with: (a) the awarding of any federal contract; (b) the making of any federal grant; (c) the making of any federal loan; (d) the entering into of any cooperative agreement; or (e) the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement.

      (2) Certification. By signing the certification entitled "Certification for Contracts, Grants, Loans, and Cooperative Agreements," at the end of this section ("Certification"), the offeror shall certify that it has not violated the foregoing prohibition.

      (3) Other Than Appropriated Funds. Except as provided in subsection D, below, if offeror has paid or will pay any funds other than federal appropriated funds to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with this offer, the offeror shall complete and submit to TVA Standard Form-LLL, "Disclosure of Lobbying an officer or employee of Congress, or an employee of a Member of Congress in connection with this offer, the offeror shall complete and submit to TVA Standard Form-LLL, "Disclosure of Lobbying Activities," in accordance with its instructions. (Copies of Standard Form-LLL may be obtained from the TVA representative for this solicitation.) The requirements of this subsection A(3) shall not apply to payments of reasonable compensation to regularly employed officers or employees. The term "regularly employed," with respect to an officer or employee of a person requesting or receiving a contract, means an officer or employee who is employed by such person for at least 130 working days within one year immediately preceding the date of the submission that initiates TVA's consideration of such person for receipt of such contract.

B. Updating. At the end of each calendar quarter in which there occurs any event that materially affects the accuracy of the information contained in the Certification or, if applicable, Standard Form-LLL, the offeror shall file with TVA an initial or new Standard Form-LLL with such new information or modifications as are necessary to correct any inaccuracies in the information originally declared and certified.

C. Subcontractors. In the event a contract is awarded to the offeror under this solicitation, the successful offeror shall include or cause to be included the form of the Certification in any subcontract exceeding $100,000 at any tier. The successful offeror shall promptly file with TVA each Standard Form-LLL provided by a subcontractor.

D. Exceptions. The prohibition described in subsection A(1) above and the disclosure requirements in subsection A(3) do not apply in the case of
      (1)\a payment of reasonable compensation made to an officer or employee of the offeror to the extent that the payment is for agency and legislative liaison activities not directly related to a federal action referred to in subsection A; or (2) any reasonable payment to a person, or any payment or reasonable compensation to an officer or employee of the ntractor, if the payment is for professional or technical services rendered directly in the preparation or negotiation of this offer or any resulting contract.

E. Definitions. Terms not defined herein shall have the meanings ascribed to them in Public Law No. 101-121 and TVA's implementing regulations.

F. Penalties. (1) Any person who makes an expenditure prohibited by Public Law No. 101-121 shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such expenditure; and (2) any person who fails to file or amend a certification required under subsection A(2) above or a disclosure required to be filed or amended under subsection A(3) above shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 and to such other remedies as may apply for each such failure.

     Certification for Contracts, Grants, Loans, and Cooperative Agreements

The undersigned certifies, to the best of his or her knowledge and belief, that:

(1) No federal appropriated funds have been paid or will be paid by or on behalf of the undersigned to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with the awarding of any federal contract, the making of any federal grant, the making of any federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement.

(2) If any funds other than federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with this federal contract, grant, loan, or cooperative agreement, the undersigned shall complete and submit Standard Form-LLL, "Disclosure of Lobbying Activities," in accordance with its instructions.

(3) The undersigned shall require that the language of this certification be included in the award documents for all subawards at all tiers (including subcontracts, subgrants, and contracts under grants, loans, and cooperative agreements) and that all subrecipients shall certify and disclose accordingly.

This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by 31 U.S.C. 1352. Any person who fails to file the required certification shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.


                                    By /s/ Eugene C. Holdaway
                                       ---------------------------

                                    Title Senior Vice President
                                          ------------------------

                                          November 12, 1996
                                          ------------------------

ID-50 -- REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY--MODIFICATION (Supplemental)

(a) Definitions. The definitions set forth in the Federal Acquisition Regulation (FAR) at 3.104-4 are hereby incorporated in this clause.

(b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

(c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

      Certificate of Procurement Integrity-Modification

      (1) I, Eugene C. Holdaway, [Name of Certifier] am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of Subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act (act) as amended* (Title 41, United States Code, Section 423) (hereinafter referred to as "the act"), as implemented in the FAR, occurring during the conduct of this procurement _______________________________ [Contract and Modification Number].

      (2) As required by subsection 27(e)(1)(B) of the act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of Costain Coal Inc. [Name of Offeror].

      who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with and will comply with the requirements of subsection 27(a) of the act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsection 27(a), (b),
      (d), or (f) of the act, as implemented in the FAR, pertaining to this procurement.

      (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity-Modification (Continuation Sheet). Enter "NONE" if none exists.

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      /s/ Eugene C. Holdaway                                    11/12/96
      -----------------------------------------------           ----------------
      Signature of Officer or Employee                          Date
      Responsible for Modification Proposal

      /s/ Eugene C. Holdaway
      ----------------------------------------------
      Typed Name of Officer or Employee
      Responsible for Proposal

*Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES; AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

                             (End of Certification)

(d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the Contractor. If a Contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of six years from the date a certifying employee's employment with the company ends or, for an agent, representative, or consultant, six years from the date such individual ceases to act on behalf of the Contractor.

(e) The certification required by paragraph (c) of this clause is material representation of fact upon which reliance will be placed in executing this modification.